                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

         Pre-Effective Amendment No.

         Post-Effective Amendment No. 20                              [X]


                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

         Amendment No. 21                                             [X]

                        (CHECK APPROPRIATE BOX OR BOXES)


                            NATIONWIDE MUTUAL FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43216
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (614) 249-7855




                       SEND COPIES OF COMMUNICATIONS TO:


                            ELIZABETH A. DAVIN, ESQ.

                         DIETRICH, REYNOLDS AND KOOGLER
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective: (check appropriate box)


     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on March 1, 2000 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                                Explanatory Note



This filing includes Prospectuses and Statements of Additional Information for Prestige Large Cap Value Fund, Prestige Large Cap Growth Fund, Prestige Balanced Fund, Prestige Small Cap Growth Fund, Prestige International Fund, Nationwide S & P 500 Index Fund (Local Fund Shares, Class Institutional Service and Service Shares), Morley Capital Accumulation Fund, and Nationwide Money Market Funds (Class Service shares).

The Prospectus as well as the Statement of Additional Information for the Mid Cap Growth Fund, Growth Fund, Nationwide Fund, Bond Fund, Tax-Free Income Fund, Long-Term U.S. Government Bond Fund, Intermediate U.S. Government Bond Fund, and Money Market Fund-Prime Shares are included in Post Effective Amendment No. 12 and are incorporated by reference into this filing of Post-Effective Amendment No. 20 to the Registration Statement. The Prospectuses and Statements of Additional Information for the Class A, B, and Institutional shares of the S&P 500 Index Fund, the Mid Cap Market Index Fund, the Small Cap Index Fund, International Index Fund, and the Bond Index Fund, Class A, B and Service shares of the Investor Destinations Aggressive Fund, Investor Destinations Moderately Aggressive Fund, Investor Destinations Moderate Fund, Investor Destinations Moderately Conservative Fund, Investor Destinations Conservative Fund, and Class A, B and Institutional Service shares of the High Yield Bond Fund, Focus Fund, Value Opportunities Fund, and Class A, Institutional Service and Institutional Shares of the Morley Enhanced Income Fund are included in Post-Effective Amendment Nos. 19, 18 and 17 and are incorporated by reference into this filing of Post-Effective Amendment No. 20 to the Registration Statement.

Nationwide(R) Prestige Advisor Series
              (Class A, Class B and Institutional Service Class Shares)











                                   PROSPECTUS
                                            January 3, 2000

                                        2000

                                         As with all mutual funds,
                                         the Securities and Exchange
                                         Commission has not approved
                                         or disapproved these funds'
                                         shares as an investment or
                                         determined whether this
                                         prospectus is complete or
                                         accurate.  To state
                                         otherwise is a crime.

[NATIONWIDE LOGO]
Family of Funds

         TABLE OF CONTENTS


FUND SUMMARIES................................................................ 3



Prestige Large Cap Value
Fund..............                                                             4


Prestige Large Cap Growth
Fund..............                                                             7


Prestige Balanced
Fund..............                                                            10


Prestige Small Cap
Fund..............                                                            14


Prestige International
Fund..............                                                            17



MORE ABOUT THE FUND...........................................................20



Principal Risks and
Techniques........                                                            20


Principal Risks...............................................................20


Principal Investment
Techniques........                                                            22



MANAGEMENT....................................................................24



Investment
Manager...........                                                            24


The Subadvisers...                                                            24



BUYING, SELLING AND EXCHANGING FUND
SHARES............                                                            29



Choosing a Share
Class.............                                                            29


Buying Shares.....                                                            31


Selling Shares....                                                            33


Distribution
Plan..............                                                            35


Exchanging
Shares............                                                            36



DISTRIBUTIONS AND
TAXES.............                                                            37



Distributions of Income
Dividends.........                                                            37


Distributions of Capital
Gains.............                                                            37


Reinvesting
Distributions.....                                                            37


State and Local
Taxes.............                                                            37


Selling Fund
Shares............                                                            37


Exchanging Fund
Shares............                                                            37


ADDITIONAL INFORMATION................................................BACK COVER

         FUND SUMMARIES
This Prospectus provides information about the Prestige Advisor Series of:
Prestige Large Cap Growth Fund, Prestige Large Cap Value Fund, Prestige Balanced Fund, Prestige Small Cap Fund and Prestige International Fund (together the "Funds"). "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has three different share classes -- Class A, Class B and Class Y. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class."

ABOUT EACH FUND GENERALLY

Each Fund employs a "multi-manager" structure which means that Villanova Mutual Fund Capital Trust ("VMF"), as the Funds' investment adviser may hire, replace or terminate one or more subadvisers for a Fund without shareholder approval. VMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently.

         FUND SUMMARIES -- PRESTIGE LARGE CAP VALUE FUND
This section summarizes key information about the Funds. Use these summaries to compare the Funds with each other as well as with other mutual funds. More detailed information about the risks and investment techniques of each Fund can be found in "More About the Funds."

The Fund seeks to maximize total return, consisting of both capital appreciation and current income. VMF has selected Brinson Partners, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the
                                       Fund, under normal circumstances, invests
                                       at least 65% of its total assets in
                                       equity securities of U.S. large
                                       capitalization companies which are traded
                                       on major stock exchanges and the
                                       over-the-counter markets. The Fund
considers large capitalization companies to be those with market capitalizations similar to the companies in The Russell 1000(R) Value Index. As of the last update of the index, the market capitalizations of companies in The Russell
1000(R) Value Index ranged from $          to $          . The market
capitalization range for companies in The Russell 1000(R) Value Index is updated annually. The Fund looks for value oriented securities by focusing on investment fundamentals such as price-to-book and price earnings ratios and dividend yields. The Fund will consider purchasing a security when it believes that the market price for such security is below its fundamental investment value.

PRINCIPAL RISKS


Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.



STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.


RISKS RELATED TO INVESTING FOR VALUE. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund generally focuses on value-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.
 MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.
 THE RUSSELL 1000 (R) Value Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)

                                   1/1/99-12/31/99
--------------------------------------------------------------
Local Fund Shares                                       20.18%


Best Quarter:        3.97%      2nd qtr of 1999
Worst Quarter:     -17.98%      3rd qtr of 1999

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


                                                          One      Since
Average annual returns -- as of December 31, 1999( 1)     Year     Inception( 2)
--------------------------------------------------------------------------------
Class A shares                                           -4.73%         0.71%
 ................................................................................
Class B shares                                           -6.06%        -0.60%
 ................................................................................
Institutional Service Class shares                       -4.64%         0.83%
 ................................................................................
Russell l000(R) Value Index(3)                            7.35%        13.71%


---------------

(1) These returns reflect performance after sales charges and expenses are deducted.

(2) The Fund began operations on November 2, 1998.

(3) The Russell 1000(R) Value Index is an unmanaged index of the value securities of large U.S. companies included in The Russell 1000(R) Index. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table described the fees and expenses that you may pay when buying and holding shares of the Large Cap Value Fund.


                                                          Institutional
                                                             Service
        Shareholder Fees(1)           Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None      5.00%(3)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)



                                                    Institutional
                                                       Service
Annual Fund Operating Expenses  Class A   Class B       Class
 (deducted from Fund assets)    shares    shares       shares
-----------------------------------------------------------------
Management Fees                 0.75%     0.75%      0.75%
 .................................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 .................................................................
Other Expenses                  0.87%     3.59%      3.46%
-----------------------------------------------------------------
TOTAL ANNUAL FUND               1.87%     5.34%      4.21%
OPERATING EXPENSES(4)


---------------

(1) If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.


(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 29.



(3) A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling
    Shares -- Contingent deferred sales charge (CDSC) on Class A and B shares" beginning on page 32.



(4) At least through October 31, 2000, VMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 1.15% for Class A shares, 1.90% for Class B shares and 1.00% for Institutional Service Class shares.

         Fund Summaries



EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year   3 years   5 Years   10 Years
---------------------------------------------------------------
Class A Shares            $  754   $1,129    $1,528     $2,639
 ...............................................................
Class B Shares            $1,033   $1,894    $2,847     $4,252
 ...............................................................
Institutional Service
Class Shares              $  423   $1,278    $2,147     $4,380

You would pay the following expenses on the same investment if you did not sell your shares:


                          1 year   3 years   5 Years   10 Years
---------------------------------------------------------------
Class B Shares            $  533   $1,594    $2,647     $4,252

         FUND SUMMARIES -- PRESTIGE LARGE CAP GROWTH FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation. VMF has selected Goldman Sachs Asset Management as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in equity securities of U.S. large capitalization companies
                                       that are expected to have better
                                       prospects for earnings growth than the
                                       growth rate of the general domestic
                                       economy. Dividend income is a second
consideration. The Fund considers large capitalization companies to be those with market capitalizations similar to the companies in the Russell 1000(R) Growth Index. As of the last update of this Index, the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $249 million to $565 billion. The market capitalization range for companies in the Russell 1000(R) Growth Index is updated annually.


The Fund emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return while maintaining risk, style and capitalization characteristics similar to The Russell 1000(R) Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

There are two building blocks in the subadviser's active management of the Fund:

1. STOCK SELECTION

The Fund uses the subadviser's proprietary multifactor model, a rigorous computerized rating system, to forecast the returns of securities in the Fund's portfolio. This model incorporates common variables covering measures of:

  - Value (price-to-book, price-to-earnings, cash flow to enterprise value)

  - Momentum (earnings momentum, price momentum, sustainable growth)

  - Risk (market risk, company-specific risk, earnings risk)

  - Research (fundamental research ratings of the subadviser and other analysts)

Each of these factors is carefully evaluated in the model because each has demonstrated a significant impact on the performance of the securities and markets they are designed to forecast.

2. PORTFOLIO CONSTRUCTION

A proprietary computer optimizer calculates every security combination (at each possible weighting) to construct the most efficient risk/return portfolio given the Fund's benchmark.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.


STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.


RISKS RELATED TO INVESTING FOR GROWTH. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.
 MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

 THE RUSSELL 1000 (R) Value Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

         Fund Summaries


PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)


                                   1/1/99-12/31/99
--------------------------------------------------------------
Local Fund Shares                                        34.37



Best qtr.:      15.72%      4th qtr. of 1999
Worst qtr.:      -8.23%      3rd qtr. of 1999

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


                                                         One      Since
Average annual returns -- as of December 31, 1999(1)     year     Inception(2)
------------------------------------------------------------------------------
Class A shares                                          34.57%       46.72%
 ..............................................................................
Class B shares                                          33.94%       45.91%
 ..............................................................................
Institutional Service Class shares                      34.83%       46.97%
 ..............................................................................
Russell 1000(R) Growth Index(3)                         33.16%       46.57%


---------------

(1) These returns reflect performance after sales charges and expenses are deducted.

(2) The Fund began operations on November 2, 1998.

(3) The Russell 1000(R) Growth Index is an unmanaged index of growth securities of large U.S. companies included in the Russell 1000(R) Index. These returns do not include the effect of any sales charges. If sales charges were deducted the actual return of this Index would be lower.

FEES AND EXPENSES

This table described the fees and expenses that you may pay when buying and holding shares of the Large Cap Growth Fund.


                                                          Institutional
                                                             Service
        Shareholder Fees(1)           Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None      5.00%(3)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 .......................................................................



                                                    Institutional
                                                       Service
Annual Fund Operating Expenses  Class A   Class B       Class
 (deducted from Fund assets)    shares    shares       shares
-----------------------------------------------------------------
Management Fees                 0.80%     0.80%      0.80%
 .................................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 .................................................................
Other Expenses                  0.64%     3.46%      2.66%
-----------------------------------------------------------------
TOTAL ANNUAL FUND               1.69%     5.26%      3.46%
OPERATING EXPENSES(4)


---------------

(1) If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 29.

(3) A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -Contingent deferred sales charge (CDSC) on Class A and B shares" beginning on page 8.


(4) At least through October 31, 2000, VMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 1.20% for Class A shares, 1.95% for Class B shares and 1.05% for Institutional Service Class shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this fund with other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 year   3 Years   5 Years   10 Years
------------------------------------------------------------------
Class A Shares               $  737   $1,077    $1,440     $2,458
 ..................................................................
Class B Shares               $1,025   $1,872    $2,813     $4,156
 ..................................................................
Institutional Service Class
  Shares                     $  349   $1,062    $1,798     $3,738


You would pay the following expenses on the same investment if you did not sell your shares:


                             1 year   3 Years   5 Years   10 Years
------------------------------------------------------------------
Class B Shares               $  525   $1,572    $2,613     $4,156


Class B shares convert to Class A shares seven years after purchase; therefore, Class A expenses are used in the example.

         FUND SUMMARIES -- PRESTIGE BALANCED FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks a high total return from a diversified portfolio of equity and fixed income securities. VMF has selected J.P. Morgan Investment Management,
                                       Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income securities (including U.S. Government, corporate, mortgage-backed and asset-backed securities). The equity securities held by the Fund generally are common stocks of large and medium sized companies included in the Standard &
Poor's 500 Index. The fixed income securities held by the Fund will generally be investment grade securities, or unrated securities of comparable quality, although a portion of the Fund's fixed income securities will be invested in securities rated below investment grade. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.


 THE STANDARD & POOR'S 500 INDEX
 is a registered service mark of Standard & Poor's which does not sponsor and is in no way affiliated with the Fund.
 Investment grade securities are taxable debt securities, including corporate bonds and other debt instruments, that have been rated within the four highest rating categories by a nationally recognized rating agency, such as Standard & Poor's Rating Group or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.


STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.



CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund. The Fund limits this risk by purchasing high-grade debt securities.



INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of the debt securities held by the fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. Because the Fund invests primarily in fixed rate debt securities with short-to-moderate maturities or variable-rate debt securities with frequent interest rate resets, this risk is lower than for funds with longer maturities. The Fund may also use wrap contracts to limit the impact of interest rate changes on the Fund's net asset value.



PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to reinvest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at a slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

         Fund Summaries


PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of two broad-based securities indices. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)


                                   1/1/99-12/31/99
--------------------------------------------------------------
Local Fund Shares                                        9.14%



Best Quarter:       0.43%     4th qtr of 1999
Worst Quarter:     -9.06%     3rd qtr of 1999

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


                                                         One      Since
Average annual returns -- as of December 31, 1999(1)     Year     Inception(2)
------------------------------------------------------------------------------
Class A shares                                           9.14%       14.59%
 ..............................................................................
Class B shares                                           8.23%       13.65%
 ..............................................................................
Institutional Service Class shares                       9.28%       14.75%
 ..............................................................................
S&P 500 Bond Index(3)                                   21.04%       29.97%
 ..............................................................................


---------------

(1) These returns reflect performance after sales charges and expenses are deducted.

(2) The Fund began operations on November 2, 1998.


(3) The S&P 500 is a market weighted, unmanaged index of 500 stocks in a variety of industry sectors designed to measure performance of the broad domestic economy. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Fund would be lower.


FEES AND EXPENSES

This table described the fees and expenses that you may pay when buying and holding shares of the Balanced Fund.


                                                          Institutional
                                                             Service
        Shareholder Fees(1)           Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None      5.00%(3)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)



                                                    Institutional
                                                       Service
Annual Fund Operating Expenses  Class A   Class B       Class
 (deducted from Fund assets)    shares    shares       shares
-----------------------------------------------------------------
Management Fees                 0.75%     0.75%      0.75%
 .................................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 .................................................................
Other Expenses                  2.44%     2.50%      2.55%
-----------------------------------------------------------------
TOTAL ANNUAL FUND               3.44%     4.25%      3.30%
OPERATING EXPENSES(4)


---------------

(1 )If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.


(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 29.



(3) A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling
    Shares -- Contingent deferred sales charge (CDSC) on Class A and B shares" beginning on page 34.



(4) At least through October 31, 2000, VMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 1.10% for Class A shares, 1.85% for Class B shares and 0.95% for Institutional Service Class shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 year   3 years   5 Years   10 Years
---------------------------------------------------------------
Class A Shares            $  902   $1,571    $2,261     $4,082
 ...............................................................
Class B Shares            $  927   $1,589    $2,365     $4,160
 ...............................................................
Institutional Service
  Class Shares            $  333   $1,015    $1,722     $3,595


You would pay the following expenses on the same investment if you did not sell your shares:


                          1 year   3 years   5 Years   10 Years
---------------------------------------------------------------
Class B Shares            $  427   $1,289    $2,165     $4,160

         FUND SUMMARIES -- PRESTIGE SMALL CAP FUND


OBJECTIVE AND PRINCIPAL STRATEGIES
The Fund seeks long-term capital appreciation. VMF has selected INVESCO Management & Research, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 65% of
                                       its assets in equity securities of small capitalization companies. The Fund considers small capitalization companies to be those with market capitalization no greater than 110% of the largest company in the Russell 2000(R) Index. As of the last update of the Index, the market capitalizations of companies in the Russell 2000(R) Index ranged from

$35 million to $12.3 billion. The market capitalization range for companies in the Russell 2000(R)Index is updated annually. The Fund looks at many factors when considering which securities to purchase for the Fund, including measures of value, momentum and quality, and other non-quantitative information about the issuers.



The Fund may also invest in equity securities of U.S. companies with larger market capitalizations and in foreign securities.


PRINCIPAL RISKS


Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.



STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.



SMALL CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.


The stocks of small companies are usually less stable and less liquid than stocks of larger, more established companies. Therefore, investments in smaller companies may be riskier than investments in larger companies. In addition, small capitalization stocks may, from time to time, be out of favor.


FOREIGN RISK. To the extent the Fund invests in foreign securities, the Fund is also subject to foreign investment risks. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement.


 MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.


 THE RUSSELL 1000 (R) Value Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)


                                   1/1/99-12/31/99
--------------------------------------------------------------
Local Fund Shares                                       18.62%



Best Quarter:      10.56%      4th qtr of 1999
Worst Quarter:   -12.90%      1st qtr of 1999

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


                                                         One      Since
Average annual returns -- as of December 31, 1999(1)     Year     Inception(2)
------------------------------------------------------------------------------
Class A shares                                          18.62%       24.53%
 ..............................................................................
Class B shares                                          18.12%       24.01%
 ..............................................................................
Institutional Service Class shares                      18.76%       24.70%
 ..............................................................................
Russell 2000(R) Index(3)                                21.26%       29.75%


---------------

(1) These returns reflect performance after sales charges and expenses are deducted.

(2) The Fund began operations on November 2, 1998.

(3) The Russell 2000(R) Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. These returns do not include the effect of any sales charges. If sales charges were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table described the fees and expenses that you may pay when buying and holding shares of the Small Cap Fund.


                                                          Institutional
                                                             Service
        Shareholder Fees(1)           Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None      5.00%(3)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)



                                                    Institutional
                                                       Service
Annual Fund Operating Expenses  Class A   Class B       Class
 (deducted from Fund assets)    shares    shares       shares
-----------------------------------------------------------------
Management Fees                 0.95%     0.95%      0.95%
 .................................................................
Distribution and/or Service     0.25      1.00       None
(12b-1) Fees
 .................................................................
Other Expenses                  1.04      4.62       3.92
-----------------------------------------------------------------
TOTAL ANNUAL FUND               2.24%     6.57%      4.87%
  OPERATING EXPENSES(4)


---------------

(1) If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.


(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 29.



(3) A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling
    Shares -- Contingent deferred sales charge (CDSC) on Class A and B shares" beginning on page 8.



(4) At least through October 31, 2000, VMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 1.35% for Class A shares, 2.10% for Class B shares and 1.20% for Institutional Service Class shares.

         FUND SUMMARIES continued


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 year   3 years   5 Years   10 Years
---------------------------------------------------------------
Class A Shares            $  789   $1,235    $1,706     $3,002
 ...............................................................
Class B Shares            $1,152   $2,225    $3,358     $4,958
 ...............................................................
Institutional Service
Class Shares              $  487   $1,464    $2,443     $4,902


You would pay the following expenses on the same investment if you did not sell your shares:


                          1 year   3 years   5 Years   10 Years
---------------------------------------------------------------
Class B Shares            $  652   $1,925    $3,158     $4,958

         FUND SUMMARIES -- PRESTIGE INTERNATIONAL FUND


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation. VMF has selected Lazard Asset Management as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies. These companies will have market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australia
and Far East Index. The Fund considers a non-U.S. company to be one that is organized or incorporated outside of the United States. The Fund may also invest a portion of its assets in fixed income investment grade securities of non-U.S. companies. The Fund invests in such non-U.S. companies either directly or through Depositary Receipts, including American Depositary Receipts and Global Depositary Receipts.


Under normal conditions, the Fund invests at least 80% of its total assets in securities of companies within not less than three foreign countries. The Fund focuses on securities that are believed to be inexpensively priced in comparison to the return on total capital or equity.

The Fund may also engage in foreign currency transactions.


The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index (the EAFE Index) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE index is based on the market capitalization of each of the countries in the index.



The Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund may not invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the EAFE Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.


PRINCIPAL RISKS


Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.



STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.


 DEPOSITARY RECEIPTS are securities representing foreign securities that are deposited with foreign custodians, U.S. commercial banks or foreign branches of U.S. commercial banks. American Depositary Receipts or "ADRs" are U.S. dollar-denominated and traded on U.S. exchanges. Global Depositary Receipts or "GDRs" are foreign currency denominated and trade on foreign exchanges.

         Fund Summaries continued



NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, the Fund's risk is increased because some investments have a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but also hurts the Fund's performance when its investments are unsuccessful.



FOREIGN RISK. The Fund is also subject to foreign risks that are risks related to owning securities of foreign companies. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement.



FIXED INCOME SECURITIES RISK. The Fund's fixed income securities are subject to interest rate and credit risk. Interest rate risk is the risk that when interest rates go up, the value of debt instruments generally goes down. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. There is also the risk that a change in a bond's rating will lower its value.


PERFORMANCE

The following bar chart and table presents the performances of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)


                                   1/1/99-12/31/99
--------------------------------------------------------------
Local Fund Shares                                       21.05%



Best Quarter:      5.34%      4th qtr of 1999
Worst Quarter:   -5.54%      1st qtr of 1999

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


                                                          One      Since
Average annual returns -- as of December 31, 1999( 1)     Year     Inception( 2)
--------------------------------------------------------------------------------
Class A shares                                           21.05%       23.64%
 ................................................................................
Class B shares                                           23.79%       25.94%
 ................................................................................
Institutional Service Class shares                       21.37%       23.92%
 ................................................................................
MSCI EAFE Index(3)                                       27.30%       32.75%


---------------

(1) These returns reflect performance after sales charges and expenses are deducted.

(2) The Fund began operations on November 2, 1998.


(3) The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) is an unmanaged index generally representative of international stock markets. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Fund would be lower.

FEES AND EXPENSES

This table described the fees and expenses that you may pay when buying and holding shares of the International Fund.


                                                          Institutional
                                                             Service
        Shareholder Fees(1)           Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None      5.00%(3)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)



                                                    Institutional
                                                       Service
Annual Fund Operating Expenses  Class A   Class B       Class
 (deducted from Fund assets)    shares    shares       shares
-----------------------------------------------------------------
Management Fees                 0.85%     0.85%      0.85%
 .................................................................
Distribution and/or Service     0.25      1.00       None
(12b-1) Fees
 .................................................................
Other Expenses                  1.77      5.74       5.45
-----------------------------------------------------------------
TOTAL ANNUAL FUND               2.87%     7.59%      6.30%
  OPERATING EXPENSES(4)


---------------

(1) If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.


(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 29.



(3) A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling
    Shares -- Contingent deferred sales charge (CDSC) on Class A and B shares" beginning on page 32.



(4) At least through October 31, 2000, VMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 1.30% for Class A shares, 2.65 % for Class B shares and 1.25% for Institutional Service Class shares.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 year   3 years   5 Years   10 Years
---------------------------------------------------------------
Class A Shares            $  848   $1,413    $2,001     $3,586
 ...............................................................
Class B Shares            $1,249   $2,490    $3,757     $5,565
 ...............................................................
Institutional Service
Class Shares              $  626   $1,853    $3,049     $5,905


You would pay the following expenses on the same investment if you did not sell your shares:


                          1 year   3 years   5 Years   10 Years
---------------------------------------------------------------
Class B Shares            $  749   $2,190    $3,557     $5,565

         MORE ABOUT THE FUNDS
This section contains a summary discussion of the general risks of investing in a Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that a Fund's performance will be positive for any period of time.

PRINCIPAL RISKS AND TECHNIQUES

The Funds may use the following principal investment techniques to increase returns, protect assets or diversify investments. These techniques involve certain risks. For more information about the Funds' investment strategies and techniques, see the Statement of Additional Information.

PRINCIPAL RISKS


STOCK MARKET RISK (EACH FUND) -- Stock market risk is the risk that the stock markets will go down in value, including the possibility that the markets will go down sharply and unpredictably. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the U.S. and global economies, national and world social and political events, and the fluctuations of other stock markets around the world. There is also the risk that large capitalization companies could fall out of favor and investors may look to other types of investments.



SMALL CAP RISK (SMALL CAP FUND) -- Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:


   - lack depth of management


   - lack a proven track record


   - be unable to generate funds necessary for growth or development

   - be developing or marketing new products or services for which markets are not yet established and may never become established

   - market products or services which may become quickly obsolete

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (SMALL CAP FUND AND INTERNATIONAL FUND) --

Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.

COUNTRY -- The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer a Fund's assets or income back into the U.S., or otherwise adversely affect a Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries.

FOREIGN MARKETS -- A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -- Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading (this is when a person buys or sells a company's securities based on "inside" non-public information about that company). Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

CURRENCY -- Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE U.S. -- The International Fund generally holds the foreign securities and cash in which it invests outside the U.S. in foreign banks and securities depositories. Certain of such foreign banks and securities depositories may be recently organized or new to the foreign custody business and/or may have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell, and hold securities in certain foreign markets than in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense to invest in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

EUROPEAN ECONOMIC AND MONETARY UNION ("EMU") -- A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU has established a single European currency (the euro), which was introduced in January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected:

   - If the transition to euro, or EMU as a whole, does not proceed as planned.

   - If a participating country withdraws from EMU.

   - If the computing, accounting and trading systems used by a Fund's service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency.


INTEREST RATE RISK (BALANCED FUND, INTERNATIONAL FUND) -- Interest rate risk is the risk that increases in market interest rates may decrease the value of the bonds in the Fund's portfolio. Usually the prices of bonds fall when interest rates increase, and rise when interest rates decrease. Typically, the longer the maturity of a bond, the more sensitive it is to price shifts as a result of interest rate changes. Likewise, the longer the Fund holds a bond, the greater the chance that interest rate changes will affect the bond's value.


INFLATION RISK (BALANCED FUND AND INTERNATIONAL FUND) -- Inflation risk affects the value of fixed-rate investments such as bonds. If the Fund buys bonds when inflation and interest rates are low, the value of these bonds could fall as inflation rises and interest rates increase. This could happen as investors find the bonds with lower interest rates less attractive than bonds that pay higher interest rates.



LIQUIDITY RISK (ITII FUNDS) -- The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in lower rated debt securities and small capitalization stocks will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.



CREDIT RISK (BALANCED FUND AND INTERNATIONAL FUND) -- Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund. These risks are particularly strong for lower-rated debt securities.



EVENT RISK (BALANCED FUND AND INTERNATIONAL FUND) -- Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.



RISK ASSOCIATED WITH GROWTH AND VALUE STOCKS (LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND) -- Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.


PRINCIPAL INVESTMENT TECHNIQUES


U.S. GOVERNMENT SECURITIES (BALANCED FUND) -- These securities include Treasury bills, notes, and bonds, securities issued or guaranteed by the U.S. Government and securities issued by U.S. government agencies, including:


   - The Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States

   - The Federal Home Loan Banks

   - The Federal National Mortgage Association ("FNMA")

   - The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC")

   - The Federal Farm Credit Banks.

Although there is virtually no credit risk with these U.S. Government securities, neither the U.S. Government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment rates and other factors may affect the value of these securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES -- U.S. Government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers.

Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by the U.S. Government or its agencies or by private lenders.

These securities are subject to interest rate risk and to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than the portfolio manager anticipated. Reinvesting the returned principal in a lower interest rate market reduces the Fund's income.

Mortgage-backed securities are also subject to extension risk and the possibility of losing principal as a result of prepayments.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate and credit risks.

OTHER INVESTMENT TECHNIQUES -- The Funds may engage in hedging techniques such as the purchase and sale of options and future contracts, as described in the Statement of Additional Information.

The Statement of Additional Information contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy, see the back cover page.


TEMPORARY DEFENSIVE POSITIONS



In response to economic, political or unusual market conditions, each Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT

INVESTMENT MANAGER


Villanova Mutual Fund Capital Trust ("VMF"), Three Nationwide Plaza, Columbus, Ohio 43215, manages the investment of the assets and supervises the daily business affairs of each of the Funds. Subject to the supervision and direction of the Trustees, VMF allocates Fund assets among subadvisers and evaluates and monitors the performance of subadvisers. VMF is authorized to select and place portfolio investments on behalf of a Fund; however, VMF does not intend to do so at this time. VMF was organized in 1999, and beginning September 1, 1999, it provides investment advisory services to both Nationwide Mutual Funds and Nationwide Separate Account Trust. As of December 31, 1999, VMF and its affiliates had approximately $22.5 billion in assets under management.


Each Fund pays VMF a management fee, which is based on the Funds' average daily net assets. The total management fee paid by the Funds for the fiscal year ended October 31, 1999 -- expressed as a percentage of a Fund's average daily net assets -- was as follows:

                  Fund                             Fee
----------------------------------------------------------------
Large Cap Value Fund                                %
 ................................................................
Large Cap Growth Fund                               %
 ................................................................
Balanced Fund                                       %
 ................................................................
Small Cap Fund                                      %
 ................................................................
International Fund                                  %

MULTI-MANAGER STRUCTURE


VMF and the Trust has received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate a subadviser without the approval of shareholders. The order also allows VMF to revise a subadvisory agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.


VMF provides the following oversight and evaluation services to the Funds:

  - performing initial due diligence on prospective subadvisers for a Fund

  - monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations

  - communicating performance expectations and evaluations to the subadvisers

  - ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated

VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Funds will obtain favorable results at any given time.

THE SUBADVISERS

Subject to the supervisions of VMF and the Trustees, a subadviser will manage a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

The following are the subadvisers for each Fund:

LARGE CAP VALUE FUND -- BRINSON PARTNERS, INC.

Brinson Partners, a Delaware corporation, serves as Subadviser to the Large Cap Value Fund. Brinson Partners is registered with the Securities and Exchange Commission as an investment adviser and, as of June 30, 1999, managed $79 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners is an indirect wholly-owned subsidiary of UBS AG, an internationally diversified financial organization headquartered in Zurich, Switzerland, and is the headquarters of UBS Brinson, an institutional asset management organization within UBS AG, UBS Brinson has offices in Chicago, Basel, Bahrain, London, Frankfurt, Geneva, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich and manages over $280 billion worldwide.

PORTFOLIO MANAGERS. Investment decisions for the Large Cap Value Fund are made by an investment management team at Brinson Partners. No individual member of the investment management team is primarily responsible for making recommendations regarding portfolio purchases and sales.

LARGE CAP GROWTH FUND -- GOLDMAN SACHS ASSET MANAGEMENT

Goldman Sachs Asset Management ("GSAM"), a division of the Investment Management Division ("IMD") which is separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Subadviser to the Large Cap Growth Fund. Goldman Sachs registered with the Securities and Exchange Commission as an investment adviser in 1981. As of September 30, 1999, GSAM, along with other units of IMD have assets under management in excess of $203 billion.

In performing its investment advisory services, GSAM, although responsible for the management of the Fund, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, GSAM will have access to the research of Goldman Sachs, as well as certain proprietary technical models developed by Goldman Sachs, and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

PORTFOLIO MANAGERS. Robert C. Jones, Managing Director, Kent A. Clark, Managing Director, Victor H. Pinter, Vice President, and Melissa Brown, Vice President, are the portfolio managers for the Large Cap Growth Fund. Mr. Jones joined GSAM as a portfolio manager in 1989. Mr. Clark joined GSAM as a portfolio manager on the quantitative equity management team in 1992.

Mr. Pinter joined GSAM in 1990 and become a portfolio manager in 1992. Ms. Brown joined GSAM in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

BALANCED FUND -- J.P. MORGAN INVESTMENT MANAGEMENT, INC.

J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, serves as Subadviser to the Balanced Fund. J.P. Morgan & Co. Incorporated is a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of September 30, 1999,
J.P. Morgan had assets under management of approximately $     billion.

PORTFOLIO MANAGERS. Patrik Jakobson, Vice President, and Kate Jonas, Vice President, are the portfolio managers for the Balanced Fund. Mr. Jakobson joined J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. Ms. Jonas joined J.P. Morgan in 1997 after eleven years at Morgan Stanley & Co., where she was a member of Morgan Stanley Asset Management's Emerging Markets investment team. From 1985 to 1994, prior to joining Morgan Stanley Asset Management, Ms Jonas co-managed the Morgan Stanley Capital International Indices business.

SMALL CAP FUND -- INVESCO MANAGEMENT & RESEARCH, INC.

INVESCO MANAGES THE SMALL CAP FUND. INVESCO, which has been a registered investment adviser since 1956, provides portfolio management for the Small Cap Fund, including making investment decisions and placing purchase and sell order for securities. As of September 30, 1999, INVESCO also manages approximately
$     billion in investments for corporate and institutional clients, as well as other investment companies.

INVESCO is a part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a public-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. AMVESCAP plc
manages in excess of $     billion as of September 30, 1999, through specialized
investment management teams dedicated to clients and financial markets in their region of the world.

PORTFOLIO MANAGERS. The Small Cap Fund is managed by INVESCO's Structured Products Team, which is comprised of 11 investment professionals, each with an average of 13 years of industry experience. No individual member of the Structured Products Team is primarily responsible for making recommendations regarding portfolio purchases.

         MANAGEMENT continued

INTERNATIONAL FUND -- LAZARD ASSET MANAGEMENT

Lazard Asset Management ("LAM"), a New York-based division of Lazard Freres & Co. LLC ("Lazard"), a New York limited liability company, manages over $68 billion as of September 30, 1999, in investments for corporations, endowments, public and private pension plans and wealthy individuals and is recognized as one of the premier global investment advisory firms. Lazard -- the world's first global investment bank -- has advised sophisticated investors for more than 150 years. Lazard has offices in New York and San Francisco, and affiliates in London, Tokyo, Frankfurt, Sydney and Cairo that extend its research worldwide.

PORTFOLIO MANAGERS. LAM manages the International Fund on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. LAM's international equity investment team operates under the guidance of Herbert Gullquist, Vice Chairman and Chief Investment Officer of LAM with responsibility for overall adherence to the firm's investment principles and John R. Reinsberg, Managing Director of LAM, who is responsible for the team's day-to-day operations and monitoring the International Fund's composition to ensure appropriate diversification.

HISTORICAL PERFORMANCE OF THE SUBADVISERS

Each of the Funds began operations on November 2, 1998. The following table shows the Funds' historical performance.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIOD ENDING DECEMBER 31, 1999)

                                         One      Since
                Fund                     Year     Inception
--------------------------------------------------------------
Large Cap Value
 ..............................................................
Large Cap Growth
 ..............................................................
Balanced
 ..............................................................
Small Cap
 ..............................................................
International

Although the Funds have been operating for only a limited time, the subadvisers have managed similar mutual funds or institutional accounts for a longer period. These other mutual funds or institutional accounts have investment objectives and strategies that are substantially similar, but not necessarily identical, to those of the Funds. We have included performance information about these other mutual funds or institutional accounts for comparison purposes, BUT THESE OTHER MUTUAL FUNDS AND INSTITUTIONAL ACCOUNTS ARE SEPARATE AND DISTINCT FROM EACH FUND. THEIR PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR A FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR A FUND'S OWN PERFORMANCE.

The performance of similar mutual funds or institutional accounts managed by the Subadvisers may not be comparable to the performance of a Fund because of the following differences:

  - brokerage commissions and dealer spreads

  - expenses (including management fees)


  - the size of the investment in a particular security in relation to the portfolio size



  - the timing of purchases and sales (including the effect of market conditions at that time)



  - the timing of cash flows into the portfolio



  - the availability of cash for new investments.


If the historical performance relates only to institutional accounts (including institutional accounts that are included in composite performance), the performance may not be comparable to the performance of the Funds because, unlike the Funds, the institutional accounts may not be required to do the following:

  - redeem shares upon request

  - meet the same diversification requirements as mutual funds


  - follow the same tax restrictions and investment limitation as mutual funds.



In some instances the performance of the institutional accounts is calculated by combining the performance of all similarly managed accounts into a composite. Depending on the subadviser, the composites may or may not also contain registered mutual funds. If the accounts within each composite had been subject to all Fund expenses, their performance would have been lower. As indicated below, the composite performance has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR Standards"), which are different from the performance methodology used by registered investment companies like the Funds. AIMR has not been involved with the preparation or review of this information.

Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions.

The historical performance information has been provided by each subadviser. The Funds believe that it is reliable, but the Funds have not independently verified it.

Brinson Partners, Inc. Brinson Partners is the subadviser for the Large Cap Value Fund. The following chart shows the average annual total returns of the Brinson U.S. Equity Composite. The account in this composite is managed by Brinson Partners in a manner substantially similar to the way it manages the Large Cap Value Fund. The historical investment performance of the composite reflects the deduction of the investment advisory fees of 0.75% of the first $10 million of assets, but does not include the deduction of custody fees. These fees are lower than the total annual operating expenses of the Large Cap Value Fund. Brinson Partners prepared this performance information in compliance with AIMR Standards.

                          AVERAGE ANNUAL TOTAL RETURNS
                         BRINSON U.S. EQUITY COMPOSITE

       For Years Ended December 31, 1999
One Year   Three Years   Five Years   Ten Years
-----------------------------------------------
       %          %              %           %

GOLDMAN SACHS ASSET MANAGEMENT. GSAM is the subadviser for the Large Cap Growth Fund. The following chart shows the average annual total returns of the Goldman Sachs CORE Large Cap Growth Composite. Each of the accounts in this composite is managed by GSAM in a manner substantially similar to the way it manages the Large Cap Growth Fund. The historical investment performance of the composite reflects the deduction of all applicable fees. [These fees are lower than the total operating expenses of the Large Cap Growth Fund.] -- Confirm GSAM prepared this performance information in compliance with AIMR Standards.

                          AVERAGE ANNUAL TOTAL RETURNS
                 GOLDMAN SACHS CORE LARGE CAP GROWTH COMPOSITE


        For Years Ended December 31, 1999
One Year  Three Years   Five Years   From 12/1/91*
--------------------------------------------------
 35.13%      31.40%       32.02%         23.31%


---------------

*Composite inception date.

J.P. Morgan Investment Management Inc. J.P. Morgan is the subadviser for the Balanced Fund. The following chart shows the average annual total returns of the J.P. Morgan Balanced Commingled Account Composite. Each of the accounts in this composite is managed by J.P. Morgan in a manner substantially similar to the way it manages the Balanced Fund. The historical investment performance of the composite reflects the deduction of investment advisory fees of 0.60% which is the maximum fee charged by J.P. Morgan for the accounts included in the composite, but does not include the deduction of custody fees. These fees are lower than the total annual operating expenses of the Balanced Fund. J.P. Morgan prepared this performance information in compliance with AIMR Standards.

                          AVERAGE ANNUAL TOTAL RETURNS
               J.P. MORGAN BALANCED COMMINGLED ACCOUNT COMPOSITE


      For Years Ended December 31, 1999
One Year  Three Years   Five Years   Ten Years
----------------------------------------------
 10.57%      17.16%       18.88%       13.87%


INVESCO Management & Research, Inc. INVESCO is the subadviser for the Small Cap Fund. The following chart shows the average annual total returns of the INVESCO Structured Small Cap Equity Composite. Each of the accounts in this composite is managed by INVESCO in a manner substantially similar to the way it manages the Small Cap Fund. The historical investment performance of the composite reflects the deduction of investment advisory fees (assuming an investment advisory fee of 1% annually), but does not include the deduction of custody fees. These fees are lower than the total annual operating expenses of the Small Cap Fund. INVESCO prepared this performance information in compliance with AIMR Standards.

                          AVERAGE ANNUAL TOTAL RETURNS
                 INVESCO STRUCTURED SMALL CAP EQUITY COMPOSITE


        For Years Ended December 31, 1999
One Year  Three Years   Five Years   From 4/1/92*
-------------------------------------------------
 19.08%      13.63%       18.69%        17.12%


---------------

*Composite inception date.

         MANAGEMENT continued

LAZARD ASSET MANAGEMENT. Lazard is the subadviser for the International Fund. The following chart shows the average annual total returns of the Lazard International Equity Composite. Each of the accounts in this composite is managed by Lazard in a manner substantially similar to the way it manages the International Fund. The historical investment performance of the composite reflects the deduction of investment advisory fees (which is a maximum of 0.75% annually) but does not include the deduction of custody fees. These fees are lower than the total annual operating expenses of the International Fund. Lazard prepared this performance information in compliance with AIMR Standards.

                          AVERAGE ANNUAL TOTAL RETURNS
                     LAZARD INTERNATIONAL EQUITY COMPOSITE


       For Years Ended December 31, 1999
One Year  Three Years   Five Years    Ten Years
-----------------------------------------------
 26.97%       17.6%        16.29%       11.89%

         BUYING, SELLING AND EXCHANGING FUND SHARES


BUYING, SELLING AND EXCHANGING FUND SHARES


CHOOSING A SHARE CLASS



As noted in the Fund Summaries, we offer three different share classes to give investors different price and cost options. Class A and Class B shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of institutional investors.



With Class A shares, you pay a sales charge (known as a front-end sales charge) when you purchase the shares. With Class B shares, you pay a sales charge (known as a contingent deferred sales charge or CDSC) if you sell your shares within six years after purchase. Sales charges are paid to Nationwide Advisory Services, Inc. (NAS), which either retains them or pays a selling representative. There is no such charge on Institutional Service Class shares.



Class A and Class B shares pay distribution and/or service fees under a Distribution Plan. These fees are retained by NAS or paid by NAS to brokers for distribution and shareholder services. Class A and Institutional Service Class shares pay an administrative service fee. This fee is paid to brokers and other entities who provide administrative support services to the beneficial owners of the shares.


If you want lower annual fund expenses, Class A shares may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay an up-front sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate.


As the Fund's principal distributor, NAS reserves the right to reject an order in excess of $100,000 for Class B shares and an order for Class B shares for Individual Retirement Accounts ("IRA accounts") for shareholders 70 1/2 years old and older.


When choosing a share class, consider the following:

       Class A shares                Class B shares
----------------------------------------------------------
Front-end sales charge means  No front-end sales charge,
that a portion of your        so your full investment
initial investment goes       immediately goes toward
toward the sales charge, and  buying shares
is not invested
 ..........................................................
Reductions and waivers of     No reductions of the
the sales charges available   contingent deferred sales
                              charge available, but
                              waivers available
 ..........................................................
Lower expenses than Class B   Higher distribution and
shares means higher           service fees than Class A
dividends per share           shares mean lower dividends
                              per share
 ..........................................................
Conversion features are not   After seven years, Class B
applicable                    shares convert into Class A
                              shares, which reduces your
                              future fund expenses
 ..........................................................
No sales charges when shares  Contingent deferred sales
are sold back to the Fund*    charges (CDSC) if shares
                              sold within six years: 5% in
                              the first year, 4% in the
                              second, 3% in the third and
                              fourth years, 2% in the
                              fifth, and 1% in the sixth
                              year

---------------
* A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

         BUYING, SELLING AND EXCHANGING FUND SHARES continued



For investors who are eligible to purchase Institutional Service Class shares, the purchase of Institutional Service Class shares will be preferable to purchasing Class A or Class B Shares.



 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES



 The Institutional Service Class shares are available for purchase only by the following:


   - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans


   - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services


   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee


   - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides


   - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING SHARES



PURCHASE PRICE. The purchase or "offering" price of one share of a Fund is its "net asset value" or NAV, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. The
                                       NAV for a class is determined by dividing the total market value of the securities owned by a Fund, less liabilities allocable to a class, by the total number of that class' outstanding shares. NAV is determined at the earlier of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.


The Funds do not calculate NAV on the following days:

  - Christmas Day

  - New Year's Day

  - Martin Luther King, Jr. Day

  - Presidents' Day

  - Good Friday

  - Memorial Day

  - Independence Day

  - Labor Day

  - Thanksgiving Day

  - Other days when the New York Stock Exchange is not open.

The Funds reserve the right not to determine an NAV when:

  - We have not received any orders to purchase, sell or exchange shares

  - Changes in the value of a Fund's portfolio do not affect the NAV.


If current prices are not available, or if Villanova St. Capital Trust (USA), as the Fund's administrator or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


When you purchase shares, your purchase price will be the offering price or NAV next determined after your order is received, plus any applicable sales load.

CLASS A SALES CHARGES

The charts below show the Class A sales charges, which decrease as the amount of your investment increases.

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   5.75%             6.10%
 ..................................................................
$50,000 to $99,999                  4.50              4.71
 ..................................................................
$100,000 to $249,999                3.50              3.63
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25


REDUCTION AND WAIVER OF CLASS A SALES CHARGES


Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:


  - INCREASE THE AMOUNT OF YOUR INVESTMENT.  The table on page   shows how the
    sales charge decreases as the amount of your investment increases.



  - FAMILY MEMBER DISCOUNT. Members of your family who live at the same address can combine investments, possibly reducing the sales charge.


  - LIFETIME ADDITIONAL DISCOUNT. You can add the value of any of the Nationwide Mutual Funds Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.
 MINIMUM INVESTMENTS --
 CLASS A AND CLASS B SHARES
 To open an account (per Fund)  $1000

 ......................................................

 Through the Automatic Asset

 Accumulation plan per transaction $25

 ......................................................

 Additional investments (per Fund) $100

 --------------------------------------------------------------
 If you purchase Class A or Class B shares through an account at a broker (other than NAS), different minimum account requirements may apply.

 These minimum investment requirements for Class A shares do not apply to certain retirement plans. Call
 1-800-848-0920 for more information.

         BUYING, SELLING AND EXCHANGING FUND SHARES continued


  - INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any member of the Nationwide Insurance Enterprise to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - NO SALES CHARGE ON A REPURCHASE. If you sell shares from your Nationwide account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and your reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-0920 for more information.


WAIVER OF CLASS A SALES CHARGES


The Class A sales charges will be waived for purchases made by the following:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with NAS to waive sales charges for those persons;

  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with NAS;


  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (NAS may require evidence that you qualify for this waiver);


  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code;

  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts);

  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, Villanova SA Capital Trust ("VSA"), NAS and their affiliates; and

  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time, (including but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).

Additional investors eligible for sales charge waivers may be found in the Statement of Additional Information.


CONVERSION OF CLASS B SHARES


After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER



If you wish to purchase Class A or Class B shares, you may purchase the shares using one of the methods described below. Eligible entities wishing to purchase Institutional Service Class shares should contact NAS at 1-800-848-0920 for information regarding such purchases.



BY MAIL -- Complete and mail the application with a check or money order made payable to; Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. NAS will not accept third-party checks.


BY WIRE -- You can request that your bank transmit funds ("federal funds") by wire to the Funds' custodian bank. In order to use this method, you must call NAS by 4 p.m. Eastern Standard Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Funds resulting from the cancellation. Your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NAS NOW) -- Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use NAS NOW to make purchases.


THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with NAS.



BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.



ADDITIONAL SHAREHOLDER SERVICES


Shareholders are entitled to a wide variety of services by contacting:

NAS NOW                                                           1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

NATIONWIDE CUSTOMER SERVICE                                       1-800-848-0920


Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time. (Monday through Friday, except Thursday in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.)



For additional information on buying shares and shareholder services, call our customer service number listed above or contact your sales representative.


SELLING SHARES
You can sell -- also known as redeeming -- your shares of the Funds at any time, subject to certain restrictions described below. The price you will
                                       receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after NAS receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell depends upon the market value of the investments of the Fund at the time of the sale, and the value may be more or less than you paid for the shares.



Your order to sell shares can be made in writing or by telephone (if you authorized telephone transactions on your application). Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.


 Properly completed orders contain all necessary paperwork to authorize and complete the transaction.
 NAS may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

         BUYING, SELLING AND EXCHANGING FUND SHARES continued



RESTRICTIONS ON SALES


You may not be able to sell your shares of the Funds or we may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.


SIGNATURE GUARANTEE -- CLASS A AND B SHARES


A signature guarantee is required under the following circumstances:

  - if a redemption is over $100,000, or


  - if your account registration has changed within the last 30 days, or



  - if the redemption check is made payable to anyone other than the registered shareholder, or


  - if the proceeds are sent to a bank account not previously designated, or

  - if the proceeds are mailed to an address other than the address of record

NAS reserves the right to require a signature guarantee in other circumstances, without notice.


CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A AND CLASS B SHARES


You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of your account to fall below the total amount of all purchases you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class B shares purchased through reinvested dividends and distributions. If you sell your Class B shares and reinvest the proceeds in Class B shares within 30 days, NAS will deposit an amount equal to any CDSC you paid into your account. Also, we will waive the CDSC if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the Statement of Additional Information.


Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.


HOW TO PLACE YOUR SALE ORDER


You can request the sale of your Class A or Class B shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section above entitled "Signature guarantee -- Class A and B shares". Eligible entities wishing to sell Institutional Service Class shares should contact NAS at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE (NAS NOW) -- Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you
                                       declined this option on your application.
                                       Only the following types of accounts can
use NAS NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Standard Time to learn the day's closing share price.

CUSTOMER SERVICE LINE -- If you have elected to have telephone redemption privileges, a check payable to the shareholder of record can be mailed to the address of record, unless you declined the telephone redemption privilege on your application. NAS can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give NAS written notice of its termination.)
 CAPITAL GAINS TAXES
 If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and
 Taxes -- Selling Fund Shares."

You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the customer service line at 1-800-848-0920. The Funds will use procedures to confirm that telephone instructions are genuine. If the Funds act on instructions they reasonably believed were genuine, they will not be liable for any loss, injury, damage or expense that occurs as a result, and the Funds will be held harmless for any loss, claims or liability arising from their compliance with the instructions. NAS may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE -- Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE ("ACH") -- Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by NAS. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give NAS written notice of its termination.)


BY MAIL OR FAX -- Write a letter to Nationwide Advisory Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-249-8705. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want NAS to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. NAS reserves the right to require the original document if you fax your letter.



THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary.



BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.



ACCOUNTS WITH LOW BALANCES -- CLASS A AND B SHARES


We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our customer service line at 1-800-848-0920 or see your Nationwide representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A and Class B shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate NAS -- as distributor -- for expenses associated with distributing their shares and providing shareholder services.


DISTRIBUTION AND SERVICE FEES



Under the Distribution Plan, Class A and Class B shares of the Fund pays NAS compensation accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:



           CLASS                 AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)

         BUYING, SELLING AND EXCHANGING FUND SHARES continued



Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



EXCHANGING SHARES


You can exchange the shares you own for shares of another fund within Nationwide Mutual Funds (except the Morley Capital Accumulation and Exchange Income Funds)
                                       so long as they are the same class of
                                       shares, both accounts have the same
                                       owner, and your first purchase in the new fund meets the fund's minimum investment requirement. You can't exchange Class A shares for Class B shares or Institutional Service Class shares.



 CAPITAL GAINS TAXES


 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see
 "Distributions and Taxes -- Exchanging Fund Shares."



There is no sales charge for exchanges of Class A shares or Institutional Service Class shares. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid. If you exchange Class B shares for Prime Shares of the Nationwide Money Market Fund, the time you hold the shares in the Nationwide Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Nationwide Money Market Fund, you will pay the sales charge that would have been charged if the shares had been sold at the time they were exchanged into the Nationwide Money Market Fund. If you exchange your Prime Shares of the Nationwide Money Market Fund back into Class B shares, the time you hold Class B shares prior to the exchange will be counted for purposes of calculating the CDSC.



HOW TO PLACE YOUR EXCHANGE ORDER



You can request an exchange of shares in writing, by fax or by phone or by on-line access (see "Buying Shares -- How to place your purchase order" on page 31 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling NAS NOW, our automated voice-response system. You will have automatic exchange privileges unless you request not to on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.



EXCESSIVE TRADING



The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For up-to-date tax advice, please speak with your tax adviser. In this section, "we" and "our" refer to "NAS". "You" and "your" mean shareholders and potential investors.



DISTRIBUTIONS OF INCOME DIVIDENDS



Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.



DISTRIBUTIONS OF CAPITAL GAINS



If a Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.



REINVESTING DISTRIBUTIONS



All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.


You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certificates are not accurate, or as may otherwise be required under the Internal Revenue Code.)


STATE AND LOCAL TAXES


Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.


SELLING FUND SHARES


Selling Fund shares for more than you paid for them give you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to sue this capital loss to offset any capital gains you have.


EXCHANGING FUND SHARES



Exchanging your shares of a Fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

 CHANGING YOUR DISTRIBUTION OPTION
 If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution. You will not receive interest on any uncashed distribution, dividend or redemption checks.

         FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



LARGE CAP VALUE FUND



                                                                  YEAR ENDED OCTOBER 31, 1999
                                                              ------------------------------------
                                                                                     INSTITUTIONAL
                                                                                        SERVICE
                                                              CLASS A    CLASS B         CLASS
                                                              SHARES      SHARES        SHARES
                                                              -------    --------    -------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $ 10.00     $10.00        $10.00
  Net investment income                                          0.07      (0.02)         0.08
  Net realized gain (loss) and unrealized appreciation
     (depreciation)                                              0.32       0.27          0.33
                                                              -------     ------        ------
     Total from investment operations                            0.39       0.25          0.41
                                                              -------     ------        ------
  Dividends from net investment income                          (0.07)     (0.01)        (0.06)
     Total distributions                                        (0.07)     (0.01)        (0.06)
                                                              -------     ------        ------
  Net increase in net asset value                                0.32       0.24          0.35
                                                              -------     ------        ------
NET ASSET VALUE -- END OF PERIOD                              $ 10.32     $10.24        $10.35
                                                              =======     ======        ======
Total Return (excluding sales charges)                           3.86%      2.50%         4.05%
Ratios and supplemental data:
  Net Assets, end of period (000)                             $25,883     $  155        $  755
  Ratio of expenses to average net assets (a)                    1.15%      1.90%         1.00%
  Ratio of expenses to average net assets* (a)                   1.87%      5.34%         4.21%
  Ratio of net investment income to average net assets (a)       0.85%     (0.13%)        0.77%
  Ratio of net investment income to average net assets* (a)      0.13%     (3.57%)       (2.44%)
  Portfolio turnover (b)                                       120.94%    120.94%       120.94%


---------------


 * Ratios calculated as if no fees were waived or expenses reimbursed.



(a) Annualized.



(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND

                                                                  YEAR ENDED OCTOBER 31, 1999
                                                              -----------------------------------
                                                                                    INSTITUTIONAL
                                                                                     SERVICE
                                                              CLASS A    CLASS B      CLASS
                                                              SHARES     SHARES      SHARES
                                                              -------    -------    -------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $ 10.00    $10.00        $10.00
  Net investment loss                                           (0.04)    (0.12)        (0.01)
  Net realized gain (loss) and unrealized appreciation
     (depreciation)                                              3.62      3.62          3.61
                                                              -------    ------        ------
  Net increase in net asset value                                3.58      3.50          3.60
                                                              -------    ------        ------
NET ASSET VALUE -- END OF PERIOD                              $ 13.58    $13.50        $13.60
                                                              =======    ======        ======
Total Return (excluding sales charges)                          35.80%    35.00%        36.00%
Ratios and supplemental data:
  Net Assets, end of period (000)                             $33,410    $1,179        $4,594
  Ratio of expenses to average net assets (a)                    1.20%     1.95%         1.05%
  Ratio of expenses to average net assets* (a)                   1.69%     5.26%         3.46%
  Ratio of net investment income to average net assets (a)      (0.27%)   (0.97%)       (0.09%)
  Ratio of net investment income to average net assets* (a)     (0.76%)   (4.28%)       (2.49%)
  Portfolio turnover (b)                                        65.27%    65.27%        65.27%


---------------


 * Ratios calculated as if no fees were waived or expenses reimbursed.



(a) Annualized.



(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares.

         FINANCIAL HIGHLIGHTS






BALANCED FUND



                                                                           YEAR ENDED OCTOBER 31, 1999
                                                                --------------------------------------------------
                                                                                                    INSTITUTIONAL
                                                                                                       SERVICE
                                                                                                        CLASS
                                                                CLASS A SHARES    CLASS B SHARES        SHARES
                                                                --------------    --------------    --------------
NET ASSET VALUE -- BEGINNING OF PERIOD                              $10.00            $10.00            $10.00
  Net investment income                                               0.22              0.13              0.22
  Net realized gain (loss) and unrealized appreciation
     (depreciation)                                                   1.12              1.12              1.13
                                                                    ------            ------            ------
     Total from investment operations                                 1.34              1.25              1.35
                                                                    ------            ------            ------
  Dividends from net investment income                               (0.21)            (0.05)            (0.22)
  Net increase in net asset value                                     1.13              1.20              1.13
                                                                    ------            ------            ------
NET ASSET VALUE -- END OF PERIOD                                    $11.13            $11.20            $11.13
                                                                    ======            ======            ======
Total Return (excluding sales charges)                               13.47%            12.54%            13.62%
Ratios and supplemental data:
  Net Assets, end of period (000)                                   $2,532            $2,107            $3,080
                                                                    ------            ------            ------
  Ratio of expenses to average net assets (a)                         1.10%             1.85%             0.95%
  Ratio of expenses to average net assets* (a)                        3.44%             4.25%             3.30%
  Ratio of net investment income to average net assets (a)            2.02%             1.25%             2.17%
  Ratio of net investment income to average net assets* (a)         (0.31%)           (0.15%)           (0.18%)
  Portfolio turnover (b)                                            205.14%           205.14%           205.14%


---------------

* Ratios calculated as if no fees were waived or expenses reimbursed.


(a) Annualized.



(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         FINANCIAL HIGHLIGHTS


SMALL CAP FUND



                                                                  YEAR ENDED OCTOBER 31, 1999
                                                              -----------------------------------
                                                                                    INSTITUTIONAL
                                                                                       SERVICE
                                                              CLASS A    CLASS B        CLASS
                                                              SHARES     SHARES        SHARES
                                                              -------    -------    -------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $ 10.00    $10.00     $       10.00
  Net investment income (loss)                                   0.03     (0.05)             0.04
  Net realized gain (loss) and unrealized appreciation
     (depreciation)                                              1.19      1.22              1.19
                                                              -------    ------     -------------
     Total from investment operations                            1.22      1.17              1.23
                                                              -------    ------     -------------
  Dividends from net investment income                          (0.03)       --             (0.03)
  Net increase in net asset value                                1.19      1.17              1.20
                                                              -------    ------     -------------
NET ASSET VALUE -- END OF PERIOD                              $ 11.19    $11.17     $       11.20
                                                              =======    ======     =============
Total Return (excluding sales charges)                          12.18%    11.70%            12.36%
Ratios and supplemental data:
  Net Assets, end of period (000)                             $19,830    $  215     $       1,759
  Ratio of expenses to average net assets (a)                    1.35%     2.10%             1.20%
  Ratio of expenses to average net assets* (a)                   2.24%     6.57%             4.87%
  Ratio of net investment income to average net assets (a)       0.29%    (0.46%)            0.39%
  Ratio of net investment income to average net assets* (a)     (0.61%)   (4.93%)           (3.27%)
  Portfolio turnover (b)                                        81.24%    81.24%            81.24%


---------------

* Ratios calculated as if no fees were waived or expenses reimbursed.


(a) Annualized.



(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         FINANCIAL HIGHLIGHTS


INTERNATIONAL FUND



                                                                              YEAR ENDED OCTOBER 31, 1999
                                                               ---------------------------------------------------------
                                                                                                   INSTITUTIONAL SERVICE
                                                               CLASS A SHARES    CLASS B SHARES        CLASS SHARES
                                                               --------------    --------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                            $  10.00          $  10.00             $  10.00
  Net investment income                                               0.11              0.07                 0.14
  Net realized gain (loss) and unrealized appreciation
     (depreciation)                                                   1.62              1.90                 1.61
                                                                  --------          --------             --------
     Total from investment operations                                 1.73              1.97                 1.75
  Dividends from net investment income                               (0.08)            (0.01)               (0.08)
                                                                  --------          --------             --------
     Net increase in net asset value                                  1.65              1.96                 1.67
                                                                  --------          --------             --------
NET ASSET VALUE -- END OF PERIOD                                  $  11.65          $  11.96             $  11.67
                                                                  ========          ========             ========
Total Return (excluding sales charges)                               17.33%            16.58%               17.57%
Ratios and supplemental data:
  Net Assets, end of period (000)                                 $ 13,862          $     59             $    669
  Ratio of expenses to average net assets (a)                         1.30%             2.05%                1.25%
  Ratio of expenses to average net assets* (a)                        2.87%             7.59%                6.30%
  Ratio of net investment income to average net assets (a)            0.59%             0.62%                1.40%
  Ratio of net investment income to average net assets* (a)          (0.98%)           (4.91%)              (3.65%)
  Portfolio turnover                                                 27.72%            27.72%               27.72%


---------------

 * Ratios calculated as if no fees were waived or expenses reimbursed.


(a) Annualized.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following document contains additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.


- SAI (incorporated by reference into this Prospectus)



- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affect the Fund's performance) (as available)



- Semi-Annual Report (as available)


FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Advisory Services, Inc.
P.O. Box 1492

Columbus, OH 43216-1492

(614) 249-8705 (fax)

[Nationwide Logo]

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:


1-800-848-0920 (toll free, 8 a.m. -- 5 p.m. Eastern Standard Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).


FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)

Also, visit the Nationwide Family of Funds, website at www.nationwidefunds.com


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:


Public Reference Room in Washington, D.C. (for their hours of operation, call 1-202-942-8090)


BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-6009
(The SEC charges a fee to copy any documents.)


ON THE EDGAR DATABASE VIA THE INTERNET:



www.sec.gov



BY ELECTRONIC REQUEST:



publicinfo@sec.gov


INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE MUTUAL FUNDS
THREE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215-2220

Nationwide S&P Index Fund
(Service Class, Institutional Service Class and Local Class Shares)


Prospectus
2000
January 3, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds' shares as an investment or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


[LOGO]

Nationwide(R)
Family of Funds

         TABLE OF CONTENTS


FUND SUMMARY...................................................................2


Objective and Principal Strategies.............................................3


Principal Risks................................................................3


Performance....................................................................4


Fees and Expenses..............................................................4



MORE ABOUT THE FUND............................................................5



MANAGEMENT.....................................................................7


Investment Adviser.............................................................7


Multi-Manager Structure........................................................7


Subadviser.....................................................................7



BUYING, SELLING AND EXCHANGING FUND SHARES.....................................8


Choosing a Share Class.........................................................8


Selling Shares.................................................................9


Distribution Plan..............................................................9


Exchanging Shares..............................................................9



DISTRIBUTIONS AND TAXES.......................................................11


Distributions of Income Dividends.............................................11


Distributions of Capital Gains................................................11


Reinvesting Distributions.....................................................11


State and Local Taxes.........................................................11


Selling Fund Shares...........................................................11


Exchanging Fund Shares........................................................11


Tax Status....................................................................11



FINANCIAL HIGHLIGHTS......................................................... 12


ADDITIONAL INFORMATION............................................... BACK COVER

         FUND SUMMARY

This Prospectus provides information about one of the Nationwide Mutual Funds:
Nationwide S&P 500 Index Fund (the Fund). "You" and "your" refer to potential investors and current shareholders of the Fund.


A QUICK NOTE ABOUT SHARE CLASSES


The Fund has six different share classes, three of which are offered in this Prospectus -- Service Class (formerly Class R shares), Institutional Service Class (formerly Class Y shares) and Local Fund shares. The fees and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets. Having different share classes simply lets you choose the cost structure that is right for you.



The fees and expenses for the Fund are set forth below. For more information about which share class offered by this Prospectus is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page nine.

This section summarizes key information about the Fund. Use this summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" on page five.


OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).* The S&P 500 is a market-weighted index composed of approximately 500 common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/ financial condition. The investment objective of the Fund may not be changed without shareholder approval.



Market-weighted index is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with smaller market capitalization.



The Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of S&P 500. The Fund will be substantially invested in securities in the S&P 500, and will invest at least 80% of its assets in securities or other financial instruments in, or correlated with, the S&P 500.



The Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 500, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.



Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.


PRINCIPAL RISKS


Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decrease. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.



STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks and other equity investments in the Fund -- as well as the stock market as a whole -- could lose value. Individual stocks can lose value if investors lose confidence in a company's ability to grow or sustain profits. Investor confidence in stocks, economic developments in the U.S. and foreign countries, interest rate changes and other factors can also affect the broader stock market. Typically, stocks are more volatile than bonds.



SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 500, may perform differently from the securities in S&P 500. The Fund will attempt to be fully invested at all times and will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time.



NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, the Fund's risk is increased because some investments have a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but also hurts the Fund's performance when its investments are unsuccessful.

---------------

*"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information (SAI).

         FUND SUMMARY


PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total return for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund.

Remember, however, that past performance does not guarantee similar results in the future.


ANNUAL RETURNS -- LOCAL FUND SHARES(1)


                                   1/1/99-12/31/99
--------------------------------------------------------------
Local Fund Shares                                       20.08%
Institutional Service
  Shares                                                19.79%
Service Shares                                          19.54%


Best Quarter:  14.59% 4th qtr of 1999
Worst Quarter: -6.27% 3rd qtr of 1999

---------------


(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.



                                                    One        Since
Average annual returns -- as of December 31, 1999   Year       Inception(1)
---------------------------------------------------------------------------
Local Fund Shares                                    20.08%       20.29%
 ...........................................................................
Service Class Shares                                 19.54%       19.92%
 ...........................................................................
Institutional Service Class Shares                   19.79%       20.18%
 ...........................................................................
S&P 500(2)                                           24.93%       17.97%


---------------


(1) The Fund's Local fund shares class began operations July 24, 1998; each of the Institutional Service Class and Service Class shares (formerly the Class Y and R shares, respectively) began operations on November 2, 1998.



(2) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies, as described on page three. The since inception return for the Index is from inception of the Local Fund shares. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.


FEES AND EXPENSES

This table described the fees and expenses that you may pay when buying and holding shares of the Fund.


                                                Institutional
                                      Service   Service
        Shareholder Fees(1)           Class     Class           Local Fund
(paid directly from your investment)  Shares    Shares          Shares
--------------------------------------------------------------------------
                                      None       None            None
 ..........................................................................



                                          Institutional
                                Service   Service
Annual Fund Operating Expenses  Class     Class           Local Fund
(deducted from Fund assets)     Shares    Shares          Shares
--------------------------------------------------------------------
Management Fees                 0.07%      0.07%           0.07%
 ....................................................................
Distribution and/or Service     0.15       None            0.07
(12b-1) Fees
 ....................................................................
Other Expenses                  0.61       0.60            0.38
--------------------------------------------------------------------
TOTAL ANNUAL FUND               0.83%      0.67%           0.52%
OPERATING EXPENSES(2)



(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) At least through October 31, 2000, Villanova Mutual Fund Capital Trust ("VMF") has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 0.63% for Service Class shares, 0.48% for Institutional Service Class shares and 0.35% for Local Fund Shares.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Service Class Shares         $85      $265      $460      $1,025
 .................................................................
Institutional Service
Class Shares                 $68      $214      $373      $  835
 .................................................................
Local Fund Shares            $53      $167      $291      $  653

         MORE ABOUT THE FUND


PRINCIPAL RISKS AND TECHNIQUES



The Fund may use the principal investment techniques to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. For additional information about the Fund's investment strategies and techniques, see the SAI.


The Fund will not attempt to buy or sell securities based on Fund management's economic, financial or market analysis, but will instead employ a "passive" investment approach. This means that the Fund's subadviser will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500 before deduction of Fund expenses. The Fund will only buy or sell securities when Fund management believes it is necessary to do so in order to match the performance of the S&P 500. Accordingly, it is anticipated that the Fund's portfolio turnover and trading costs will be lower than "actively" managed funds. However, the Fund has costs operating and other expenses, while the S&P 500 does not. Therefore, the Fund will tend to underperform the S&P 500 to some degree over time.


Under normal circumstances, it is anticipated that the Fund's total return over periods of one year and longer will, after taking into account estimated expenses incurred at both the Series and Fund level be within 189 basis points (a basis point is one one-hundredth of one percent (0.01%)) of the total return of the S&P 500. There can be no assurance, however, that this level of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Fund. Information regarding correlation of the Fund's performance to that of the S&P 500 will be reported in the Fund's annual report.



The S&P 500 is composed of 500 selected common stocks as determined by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. larger-capitalization stocks although a small part of the S&P 500 is made up of foreign companies which have a large presence in the U.S. Standard & Poor's selects a stock for the S&P 500 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment. Standard & Poor's updates the S&P 500 periodically, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund).



SHORT-TERM INVESTMENTS. The Fund will also invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent the Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the S&P 500. The Fund will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Fund's exposure to common stocks or bonds, as the case may be, as a defensive strategy, but will instead attempt to remain fully invested at all times.



DERIVATIVES RISK. The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions to purchase shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low.



The Fund may use the following types of derivative instruments including: futures, forwards, options, options on futures, swaps and indexed securities. Futures are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Forwards are private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.


Options are exchange-traded or private contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money payment based on the change in value of certain assets or an index) from another party at a specified price with a specified time period.

Swaps are private contracts involving the obligation of each party to exchange specified payments, which may be based on the value of an index or asset, with the other party at specified times.

         More About the Fund
This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.


Indexed securities are debt obligations that return a variable amount of principal or interest based on the value of an index at a specified time.


Derivatives are volatile and involve significant risks, which may include:

-LEVERAGE RISK. The risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

-CREDIT RISK. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

-LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which the Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Fund will use derivatives for anticipatory hedging in order to gain exposure efficiently to the S&P 500 in the event the Fund receives cash inflows.

STOCK MARKET RISK -- Stock market risk is the risk that the stock markets will go down in value, including the possibility that the markets will go down sharply and unpredictably. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the U.S. and global economies, national and world social and political events, and the fluctuations of other stock markets around the world. There is also the risk that large capitalization companies could fall out of favor and investors may look to other types of investments.

BORROWING AND LEVERAGE -- The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return.

Certain securities that the Fund buys may create leverage, including, for example, options.

SECURITIES LENDING -- The Fund may lend securities to financial institutions that provide cash or government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.


SHORT SALES -- In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the S&P 500. In selling a security the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.



OTHER INVESTMENTS AND INVESTMENT TECHNIQUES



The SAI contains additional information about the Fund, including the Fund's other investments and investment techniques. To obtain a copy of the SAI, see the back cover.

         MANAGEMENT

INVESTMENT ADVISER


Villanova Mutual Fund Capital Trust (VMF), Three Nationwide Plaza, Columbus, Ohio 43215, manages the investment of the assets and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, VMF allocates Fund assets among subadvisers and evaluates and monitors the performance of subadvisers. VMF is authorized to select and place portfolio investments on behalf of the Fund; however, VMF does not intend to do so at this time.



VMF was organized in 1999, and since September 1, 1999, it has provided investment advisory services to both Nationwide Mutual Funds and Nationwide Separate Account Trusts of December 31, 1999, VMF and its affiliates had approximately $22.5 billion in assets under management.



The Fund pays VMF a management fee, which, expressed as a percentage of the Fund's average daily net assets, is 0.13%. The total fee paid by the Fund for the fiscal year ended October 31, 1999, was waived by VMF.


MULTI-MANAGER STRUCTURE


VMF and Nationwide Mutual Funds (the Trust) have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate a subadviser without the approval of shareholders. The order also allows VMF to revise a subadvisory agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.


VMF provides the following oversight and evaluation services to the Fund:

  - performing initial due diligence on prospective subadvisers for the Fund
  - monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
  - communicating performance expectations and evaluations to the subadvisers

  - ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.


VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.


SUBADVISER


Subject to the supervision of VMF and the Trustees, the subadviser manages the Fund's assets in accordance with the Fund's investment objective and strategies. The subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.


Since December 29, 1999, Fund Asset Management, L.P., P.O. Box 9011, Princeton, New Jersey 08543-9011, has been managing the Fund's investments and has the responsibility for making all investment decisions for the Fund.



Fund Asset Management is part of the Merrill Lynch Asset Management Group, which had approximately $557 billion in investment company and other portfolio assets under management as of December 31, 1999. This amount includes assets managed for Merrill Lynch affiliates.



Prior to December 29, 1999, The Dreyfus Corporation, a wholly-owned, indirect subsidiary of Mellon Bank Corporation, served as the Fund's subadviser.

         BUYING, SELLING AND EXCHANGING FUND SHARES
In this section, "we" and "our" refer to Nationwide Advisory Services, Inc. ("NAS"), as distributor of the Fund's shares. "You" and "your" mean potential investors and current shareholders.


CHOOSING A SHARE CLASS



As noted in the Fund Summary, the Fund offers six different share classes, three of which are described in the Prospectus, to give investors different price and cost options.



WHO CAN BUY SERVICE CLASS SHARES



Service Class shares are currently sold to separate accounts of Nationwide Life Insurance Company and an omnibus account held by Nationwide Trust Company. The address for these entities is One Nationwide Plaza, Columbus, Ohio 43215.



WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES



The Institutional Service Class shares are available for purchase by the following:


  - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans


  - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services


  - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee


  - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides


  - life insurance separate accounts to fund the benefits of variable annuity contract issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plan adopted, pursuant to Section 401(a) of the Code.



WHO CAN BUY LOCAL FUND CLASS SHARES


Local Fund shares are sold to certain funds of funds (mutual funds investing primarily in other mutual funds) created by NAS.


Service Class and Local Fund shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by NAS or are paid by NAS to brokers for distribution and shareholder services. Service Class and Institutional Service Class shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of Service Class and Institutional Service Class shares.



BUYING SHARES



PURCHASE PRICE. The purchase or "offering" price of one share of the Fund is its "net asset value" (NAV). A separate NAV is calculated for each class of the Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the earlier of the close of regular trading on the New York Stock Exchange usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.


The Fund does not calculate NAV on the following days:

  - Christmas Day
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV when:


  - It has not received any orders to purchase, sell or exchange shares

  - Changes in the value of the Fund's portfolio do not affect the NAV.


If current prices are not available, or if Villanova SA Capital Trust (VSA), as the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees of the Trust. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


HOW TO PLACE YOUR PURCHASE ORDER


Eligible entities wishing to purchase Fund shares should contact NAS at 1-800-848-0920 for information regarding such purchases.


SELLING SHARES


You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV next determined after NAS receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the investments of the Fund at the time of the sale.



Properly completed orders contain all necessary paperwork to authorize and complete the transaction. NAS may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.



Your order to sell shares can be made in writing, by telephone (if you authorized telephone transactions on your application) or by on-line access. Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.


RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or we may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

DISTRIBUTION PLAN


The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate NAS -- as distributor -- for expenses associated with distributing the Fund's shares and providing shareholder services.



DISTRIBUTION FEES



Under the Distribution Plan, the Fund pays NAS compensation accrued daily and paid monthly. Service Class and Local Fund shares of the Fund pay an amount not exceeding an annual amount of:



CLASS                          AS A % OF DAILY NET ASSETS
---------------------------------------------------------
Service Class Shares                     0.15%
 .........................................................
Local Fund Class Shares                  0.07%


Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING SHARES


You can exchange the shares you own for shares of another fund within Nationwide Mutual Funds (except the Morley Capital Accumulation Fund) as long as they are the same class of shares and both accounts have the same owner. You can't exchange Institutional Service Class shares for Service Class shares. Please note that currently, no other fund within Nationwide Mutual Funds offers Local Fund Shares.


CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes -- Exchanging Fund Shares" on page 11.



There is no sales charge for exchanges of Service Class or Institutional Service Class shares.


HOW TO PLACE YOUR EXCHANGE ORDER


Contact NAS to request an exchange. If your request is received after 4 p.m. Eastern Time, it will be processed the next day. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

         Buying, Selling and Exchanging Fund Shares

EXCESSIVE TRADING


The Fund reserves the right to reject any exchange request it believes will increase transaction costs or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS


Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.


DISTRIBUTIONS OF CAPITAL GAINS


If the Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.


REINVESTING DISTRIBUTIONS


All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.



CHANGING YOUR DISTRIBUTION OPTION


If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.


You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certificates are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES


Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.


EXCHANGING FUND SHARES


Exchanging your shares of the Fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.



TAX STATUS



If you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Fund's shares are governed by complex tax rules. You should ask your own tax adviser or plan administrator about your own tax situation, including possible state and local taxes.



Please refer to the SAI for more information regarding the tax treatment of the Fund.

         FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                              YEAR ENDED OCTOBER 31, 1999              PERIOD ENDED
                                                      -------------------------------------------   OCTOBER 31, 1998(a)
                                                                      INSTITUTIONAL                 -------------------
                                                      SERVICE CLASS   SERVICE CLASS      LOCAL             LOCAL
                                                        SHARES(b)       SHARES(b)     FUND SHARES       FUND SHARES
                                                      -------------   -------------   -----------   -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                   $  9.66         $  9.66        $  9.66           $ 10.00
  Net investment income                                     0.09            0.10           0.12              0.04
  Net realized gain (loss) and unrealized
     appreciation (depreciation)                            2.25            2.27           2.27             (0.35)
  Total from investment operations                          2.34            2.37           2.39             (0.31)
  Dividends from net investment income                     (0.09)          (0.09)         (0.10)            (0.03)
  Dividends from net realized gain from investment
     transactions                                                                                              --
     Total distributions                                                                                    (0.03)
     Net increase (decrease) in net asset value             2.25            2.28           2.29             (0.34)
                                                         -------         -------        -------           -------
NET ASSET VALUE -- END OF PERIOD                         $ 11.91         $ 11.94        $ 11.95           $  9.66
                                                         =======         =======        =======           =======
Total Return                                               24.27%          24.64%         24.85%            (3.08)%(c)
Ratios and supplemental data:
  Net Assets, end of period (000)                        $72,049         $17,389        $30,674           $22,325
  Ratio of expenses to average net assets                   0.63%           0.48%          0.35%             0.35%(d)
  Ratio of expenses to average net assets (e)               0.83%           0.67%          0.52%             0.64%(d)
  Ratio of net investment income to average net
     assets                                                 0.69%           0.87%          1.05%             1.55%(d)
  Ratio of net investment income to average net
     assets (e)                                             0.49%           0.67%          0.88%             1.26%(d)
  Portfolio turnover                                       55.07%          55.07%         55.07%             3.07%


---------------

(a) For the period from July 24, 1998 (commencement of operations) through October 31, 1998.


(b) Service Class and Institutional Service Class shares (formerly Class R and Y shares, respectively) were first offered to the public on November 2, 1998.

(c)  Not annualized
(d) Annualized

(e)  Ratios calculated as if no fees were waived or expenses reimbursed.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following document contains additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.


- SAI (incorporated by reference into this Prospectus)



- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly effect the Fund's performance) (as available)



- Semi-Annual Report (as available)


FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Advisory Services, Inc.
P.O. Box 1492

Columbus, OH 43216-1492

(614) 249-8705 (fax)

Nationwide Logo


NATIONWIDE FAMILY OF FUNDS
THREE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215-2220


FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:


1-800-848-0920 ((toll free, 8 a.m. -- 5 p.m. Eastern Time) (Monday through Friday, except Thursday in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))


FOR 24-HOUR ACCOUNT ACCESS:


1-800-637-0012 (toll free)
Also, visit the Nationwide Funds' website at www.nationwidefunds.com.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:


Public Reference Room in Washington, D.C. (for their hours of operation, call 1-202-942-8090)


BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-6009
(The SEC charges a fee to copy any documents.)


ON THE EDGAR DATABASE VIA THE INTERNET:



www.sec.gov



BY ELECTRONIC REQUEST:



publicinfo@sec.gov


INVESTMENT COMPANY ACT FILE NO. 811-08495


HS-

MORLEY CAPITAL ACCUMULATION FUND
       (Service, Institutional and IRA Class Shares)










                                   PROSPECTUS
                                            January 3, 2000
                                        2000
                                         As with all mutual funds,
                                         the Securities and Exchange
                                         Commission has not approved
                                         or disapproved these funds'
                                         shares as an investment or
                                         determined whether this
                                         prospectus is complete or
                                         accurate.  To state
                                         otherwise is a crime.

[ ]NATIONWIDE(R)
   Family of Funds

         TABLE OF CONTENTS


FUND SUMMARY...................................................................2


Objectives and Principal Strategies............................................3

Principal Risk.................................................................3
Performance....................................................................4

Fees and Expenses..............................................................4



MORE ABOUT THE FUND............................................................5

Principal Investments and
Techniques.....................................................................5
Temporary Defensive
Positions......................................................................5
Other Investment
Techniques.....................................................................5

MANAGEMENT.....................................................................6

Investment Adviser.............................................................6


Portfolio
Managers.......................................................................6


BUYING AND SELLING FUND SHARES.................................................7
Choosing a Share Class.........................................................7
Buying Shares..................................................................9
Selling Shares................................................................10
Distribution Plan.............................................................12

DISTRIBUTIONS AND TAXES.......................................................13
Distributions of Income and Capital Gains.....................................13
Tax Status....................................................................13

FINANCIAL HIGHLIGHTS..........................................................14

ADDITIONAL INFORMATION................................................BACK COVER

         FUND SUMMARY

This prospectus provides information about the Morley Capital Accumulation Fund (the Fund), a series of the Nationwide(R) Mutual Funds. "You" and "your" refers to potential investors and current shareholders of the Fund.



A QUICK NOTE ABOUT SHARE CLASSES



The Fund has three different share classes -- Service Class, Institutional Class and IRA Class. The fees and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.



The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying and Selling Fund Shares -- Choosing a Share Class" beginning on page seven.

This section summarizes key information about the Fund. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page five.



OBJECTIVES AND PRINCIPAL STRATEGIES


The Fund seeks to provide a high level of current income while preserving capital and maintaining a stable net asset value per share. The Fund's investment objectives can be changed without shareholder approval.

To achieve its goals, under normal conditions, the Fund invests primarily in securities issued by the U.S. Government and its agencies, as well as high-grade debt securities issued by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund has entered into book value maintenance agreements ("wrap contracts") with one or more highly rated financial institutions for the purpose of maintaining the Fund's assets at a stable net asset value. The Fund will be managed so that the duration of its securities will be between 2.0 and 3.5 years. The use of wrap contracts is intended to effectively reduce the overall duration of the Fund to zero.

 Duration is the sensitivity of the net asset value of the Fund to changes in interest rates.

High grade debt securities include corporate bonds and other debt that have been rated within the two highest rating categories by a nationally recognized rating agency such as Standard & Poor's Rating Group or Moody's Investor Services, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their debt investments.

When selecting securities for the Fund, the Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund.

The Fund's portfolio managers expect that careful selection of securities and the use of wrap contracts will enable the Fund to meet its investment objective of a constant net asset value per share, although there can be no guarantee that the Fund will meet its objective.

PRINCIPAL RISK


Because the value of the Fund will fluctuate, there is the risk that a shareholder will lose money if the Fund cannot enter into wrap contracts covering all its assets or if the value of the Fund's wrap contracts otherwise becomes impaired.



CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund. The Fund limits this risk by purchasing high-grade debt securities.



INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund's use of wrap contracts is intended to eliminate the direct impact of interest rate risk on the Fund's net asset value by offsetting any fluctuation in the value of securities held by the Fund caused by changes in interest rates. However, there can be no assurance that the Fund's use of wrap contracts will be effective, and changes in interest rates may still impact the current yield of the Fund.



PREPAYMENT RISK. The issuers of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to invest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Under normal conditions, the Fund's use of wrap contracts is expected to offset the effects of prepayment risk on the Fund's net asset value. However, there can be no assurance that the Fund's use of wrap contracts will be effective to eliminate prepayment risks. In addition, prepayments may affect the current yield of the Fund.

         Fund Summary


RISK OF USING WRAP CONTRACTS. The Fund is subject to risks associated with its use of wrap contracts and their providers. The Fund may be unable to cover all of its securities with wrap contracts. Alternatively, the credit standing of certain wrap contract providers may deteriorate over time, impairing the value of their contracts, and the Fund may be unable to renegotiate, replace, or provide for successor contracts in a timely or economical manner. If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to increased fluctuation.


LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. The Fund will limit liquidity risk by investing primarily in relatively short-term, high-grade securities, and by maintaining a reasonable cash balance to fund redemptions and investment purchase opportunities.


For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page five.


PERFORMANCE

No performance information is provided because the Fund has not yet had a full calendar year of operations.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.




                                                      Institutional
Shareholder Fees(1)                   Service         Class           IRA Class
(paid directly from your investment)  Class shares    shares          shares
-------------------------------------------------------------------------------
Redemption Fee (as a percentage of     2.00%          2.00%            2.00%
the amount redeemed)(2)



                                                Institutional
Annual Fund Operating Expenses  Service         Class           IRA Class
(deducted from fund assets)     Class shares    shares          shares
-------------------------------------------------------------------------
Management Fees                  0.35%          0.35%            0.35%
 .........................................................................
Distribution and/or Service      0.25%          None             0.25%
(12b-1) Fees
 .........................................................................
Other Expenses                   5.50%          3.83%            4.05%
-------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING      6.10%          4.18%            4.65%
EXPENSES(3)


---------------

(1) If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.


(2) You will be charged a redemption fee equal to 2% of the amount you redeem if the Fund Protection Trigger ("Trigger") is active the day your redemption order is received by the Fund. See "Selling Shares -- Redemption Fees" on page 11 to determine when the Trigger is considered to be active.



(3) At least through October 31, 2000, Union Bond & Trust Company ("UBT") has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 0.95% for ISC shares, 0.55% for IC shares, and 0.95% for IRA shares. This waiver of fees and reimbursement of expenses is subject to a possible reimbursement of UBT by the Fund within three years of the Fund's commencement of operations if the reimbursement by the Fund can be implemented within the annual expense limitations described above.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. No redemption fee is included because it is anticipated that the trigger will not generally be active. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year   3 years    5 years    10 years
---------------------------------------------------------------
Service Class shares     $607    $1,800     $2,967      $5,775
 ...............................................................
Institutional Class
shares                   $420    $1,269     $2,133      $4,355
 ...............................................................
IRA Class shares         $466    $1,402     $2,345      $4,732

         MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES


The Fund may use the following investments and techniques to increase its returns, protect its assets or diversify its investments. The techniques are subject to certain risks. For additional information about the Fund's investment strategy and techniques, see the Statement of Additional Information (SAI).


U.S. GOVERNMENT SECURITIES. These securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. Government and securities issued by U.S. Government agencies, including:


  - The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government


  - The Federal Home Loan Banks


  - The Federal National Mortgage Association (FNMA)


  - The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC)


  - The Federal Farm Credit Banks


Although there is virtually no credit risk with these U.S. government securities, neither the U.S. Government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment and other factors may affect the value of these securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. U.S. Government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by the U.S. Government or its agencies or by private lenders.


These securities are subject to interest rate risk and prepayment risk. These securities are also subject to credit risk if they are issued by private issuers. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.


Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are also subject to interest rate, credit, prepayment and extension risks.


WRAP CONTRACTS. Wrap contracts cover certain assets of the Fund and reduce or eliminate the volatility of the Fund's net asset value. A wrap contract is an agreement between the Fund and a financial institution, typically a highly-rated bank or insurance company (a wrap provider), to maintain certain Fund assets at their purchase price plus accrued interest. Under normal circumstances, the value of a wrap contract is the difference between the aggregate book value and the current market value of covered assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Fund expects to pay an annual premium of between 0.10% and 0.23% on the book value of assets in the Fund that are covered by wrap contracts.


Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.


TEMPORARY DEFENSIVE POSITIONS



In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives, and may miss potential market up swings.



OTHER INVESTMENT TECHNIQUES



The SAI contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

         MANAGEMENT


INVESTMENT ADVISER



Union Bond & Trust Company (UBT), 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, manages the investment of the assets and supervises the daily business affairs of the Fund. UBT is a state bank and trust company chartered in 1913 and reorganized in 1992 under the laws of the State of Oregon. UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is believed to be relatively stable. As of December 31, 1999, UBT and its affiliates has approximately $9.5 billion in assets under management.



The Fund pays UBT an annual management fee of 0.35% for its investment advisory services. The management fee is based on the Fund's average daily net assets.


PORTFOLIO MANAGERS

Taylor E. Drake and Thomas F. Mitchell have co-managed the Fund since it began operations in February 1999.


Mr. Drake, Vice President and Portfolio Manager, joined Morley Capital Management, Inc. ("MCM"), an affiliate of UBT, in 1995 and has managed corporate stable value portfolios beginning in 1995 and the Morley Capital Accumulation Fund since December 30, 1999 when it began operations. Prior to joining MCM in 1995, he was Associate Director of Investment Banking at US Bancorp.



Mr. Mitchell, Senior Portfolio Manager, joined MCM in 1999. He began managing the Morley Capital Accumulation Fund on December 30, 1999 when it began operations. Mr. Mitchell has over twenty years' experience with taxable and tax-exempt securities. From 1978 to 1996 he managed investment portfolios for commercial bank affiliates of First Interstate Bancorp. In 1997 and 1998, following First Interstate's merger with Wells Fargo & Co., he was a fixed income trader with Wells Fargo's Institutional Securities Sales and Trading Division.

         BUYING AND SELLING FUND SHARES


CHOOSING A SHARE CLASS



As noted in the Fund Summary, the Fund offers different share classes. Each Class is available to a limited group of investors as described below. Service
                                       Class and IRA shares pay distribution
                                       and/or service fees under a Distribution
                                       Plan. These fees are either retained by
                                       Nationwide Advisory Services, Inc. (NAS), the Fund's distributor, or paid by NAS to brokers for distribution and shareholder services. Service Class and IRA shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.



 WHO CAN BUY SERVICE CLASS SHARES



 The Service Class shares are available for purchase by the following:


   - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans


   - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services


   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

   - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides

   - life insurance separate accounts to fund the benefits of variable annuity contract issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plan adopted, pursuant to
      Section 401(a) of the Code.



 WHO CAN BUY INSTITUTIONAL CLASS SHARES



The Institutional Class shares are available for purchase by the following:


   - funds of funds offered by NAS or other affiliates of the Trust


   - tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund


   - institutional advisory accounts of UBT, or its affiliates and those having client relationships with an affiliate of Villanova Mutual Fund Capital Trust (VMF), or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts


   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee


   - registered investment advisers investing on behalf of institutions and high net-worth individuals, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services



Service Class shares are currently sold to life insurance company separate accounts to fund the benefits of variable annuity contracts. Issued to qualified plans and programs offered to qualified plans through broker-dealers or the Nationwide Trust Company may also purchase Service Class shares of the Fund Qualified plan -- or Contract-directed-

         Buying and Selling Fund Shares


purchases, exchanges and redemptions are handled in accordance with terms of the qualified plans or Contracts, subject to Fund restrictions contained herein. Since the qualified plans or Contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class shares should contract their designated financial intermediary directly for details concerning transactions.



Unlike Service Class shares which are authorized to pay Rule 12b-1 fees and administrative services fees, Institutional Class shares are generally sold to larger institutional investors who do not require extensive shareholder or administrative services.



To be eligible to purchase shares of the Fund, the plan or other institution must restrict individual participants from transferring assets from the Fund to another fixed income investment option which has a targeted average duration of three years or less or which seeks to maintain a stable value (a Competing
Fund). Alternatively, if a Competing Fund is an option for participant transfers, participants must be required to transfer assets to an investment option which is not a Competing Fund for a period of at least 90 days before the assets can be transferred into a Competing Fund.


IRA shares are offered to investors who wish to purchase the Fund's shares through an individual retirement account (as defined in Sections 408 and 408A of the Code), including a traditional IRA, SEP-IRA, ROTH IRA, SIMPLE IRA, an education IRA and a KEOGH plan.

BUYING SHARES


PURCHASE PRICE. The purchase or "offering" price of one share of the Fund is its "net asset value" (NAV) next determined after the order is received. A separate NAV is calculated for each class of shares of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.


The Fund does not calculate NAV on the following days:

  - Christmas Day
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV for the Fund when


  - It has not received any orders to purchase, sell or exchange shares.



  - Changes in the value of Fund's portfolio do not affect the NAV.



If current market prices are not available, or if Villanova SA Capital Trust
(VSA), as the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees. Wrap contracts are valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. To the extent that the Fund's investments are traded in market that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


HOW TO PLACE YOUR PURCHASE ORDER


Eligible entities wishing to purchase Service Class or Institutional Class shares should contact NAS at 1-800-848-0920 for information regarding such purchases.


If you wish to purchase IRA Class shares, you may purchase the shares using one of the methods below.


BY MAIL -- Complete and mail the application with a check or money order made payable to: Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. NAS will not accept third-party checks.



BY WIRE -- You can request that your bank transmits funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call NAS by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire the funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.



BY TELEPHONE (NAS NOW) -- Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can


 MINIMUM INVESTMENTS --


 SERVICE CLASS

 To open an account                            $100,000

 ......................................................

 Additional investments                            None
 MINIMUM INVESTMENTS --
 INSTITUTIONAL CLASS
 To open an account                          $1,000,000
  .....................................................
 Additional investments                            None
 MINIMUM INVESTMENTS --
 IRA CLASS
 To open an account                              $2,000
 ($500 for Education IRA's)
  .....................................................
 Additional investments                            $500
 --------------------------------------------------------------

 These minimum investment requirements may not apply to certain retirement plans. Call 1-800-848-0920 for more information. If you purchase shares through an account at a broker (other than NAS), different minimum account requirements may apply.

         Buying and Selling Fund Shares


choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use NAS NOW to make purchases.



THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers or other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with NAS.



BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.


ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE CUSTOMER SERVICE                                       1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).


For additional information on buying shares and shareholder services, call the customer service number listed above or contact your Nationwide representative.

SELLING SHARES


You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable redemption fee as described below) next determined after
                                       NAS receives your properly completed
                                       order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.



 Properly completed orders contain all necessary paperwork to authorize and complete the transaction.
 NAS may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.



Your order to sell shares can be made in writing or by telephone (if you authorized telephone transactions on your application) or by on-line access. Generally, we will pay you for shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 calendar days from the date of your purchase.



If you request to sell Service Class or Institutional Class shares in an amount exceeding $250,000 or 1% of the net asset value of the Fund, under extraordinary circumstances the Fund may elect to honor your request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the Fund's Statement of Additional Information.


RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- IRA CLASS SHARES

A signature guarantee is required under the following circumstances:


  - if redemption is over $100,000,


  - if your account registration has changed within the last 30 days,


  - if the redemption check is made payable to anyone other than the registered shareholder,


  - if the proceeds are sent back to a bank account not previously designated or changed within the past 30 days, or

  - if the proceeds are mailed to an address other than the address of record.

NAS reserves the right to require a signature guarantee in other circumstances, without notice.

REDEMPTION FEES


There is no redemption fee if you request a redemption of shares when the Trigger is not active. If you request a redemption of shares when the Trigger is active, generally a 2% redemption fee will be deducted from your proceeds and retained by the Fund. The Trigger is "active" if the current yield of the Dealer Commercial Paper (90-day) Index (the Index) (as measured two business days before your request is received by NAS) exceeds the annualized gross yield of the Fund. The Index is printed daily in the Wall Street Journal. Once activated, the Trigger remains active until the gross yield of the Fund (as measured two business days before your request is received by NAS) exceeds the yield of the Index plus 0.25%.


Even if the Trigger is "active," your redemption proceeds will not be subject to the 2% redemption fee if, with respect to Institutional Service Class or Institutional Class shares, your redemption is due to:

  - death, disability, retirement, employment termination, loans, hardships or other withdrawals permitted by the terms of your employee benefit plan; or
  - an exchange of your shares for an investment in an investment option that is not considered a Competing Fund.

The Fund uses redemption fees to help minimize the impact that redemptions may have on its performance and to cover a portion of the Fund's related administrative costs. Redemption fees may also discourage market timing by shareholders initiating redemptions to take advantage of short-term movements in interest rates.

For more information about the redemption fee and whether your redemption request may be subject to such fee, call NAS at 1-800-848-0920.

HOW TO PLACE YOUR SALE ORDER


You can request the sale of your shares in any of the ways described below. Signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee -- IRA Class Shares." Eligible entities wishing to sell Service Class or Institutional Class Shares should contact NAS at 1-800-848-0920 for information regarding such sales.



CUSTOMER SERVICE LINE -- Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the customer service line at 1-800-848-0920.


The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims, or liability arising from its compliance with the instructions. NAS may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.


BY BANK WIRE -- NAS can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give NAS written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

         Buying and Selling Fund Shares


BY AUTOMATED CLEARING HOUSE (ACH) -- Your funds can be sent to your bank via ACH on the second business day after your order to sell has been reviewed by NAS. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give NAS written notice of its termination.)



BY MAIL OR FAX -- Write a letter to Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-249-8705. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want NAS to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. NAS reserves the right to require the original document if you fax your letter.



THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial institutions who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.



BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.



ACCOUNTS WITH LOW BALANCES -- IRA CLASS SHARES



NAS may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($500 for Education
IRAs). Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.



For additional information concerning your ability to sell your shares, call our customer service line at 1-800-848-0920 or see your sales representative.


DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate NAS -- as distributor -- for expenses associated with distributing its shares and providing shareholder services.


DISTRIBUTION AND SERVICE FEES



Under the Distribution Plan, the IRA Class and Service Class Shares of the Fund pay NAS compensation accrued daily and paid monthly. Service Class and IRA Class shares pay an amount, not exceeding on an annual basis, 0.25% of the Class' average daily net assets.



Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For up-to-date tax advice, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME AND CAPITAL GAINS

The Fund declares dividends of income daily and distributes them monthly. If the Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sale of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually.

TAX STATUS

If you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Fund's shares are governed by complex tax rules. You should ask your own tax adviser or plan administrator about your own tax situation, including possible state and local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

         FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                   PERIOD ENDED OCTOBER 31, 1999(a)
                                                              -------------------------------------------
                                                              SERVICE CLASS    INSTITUTIONAL    IRA CLASS
                                                                 SHARES        CLASS SHARES      SHARES
                                                              -------------    -------------    ---------
NET ASSET VALUE -- BEGINNING OF PERIOD                           $10.00           $10.00         $10.00
  Net investment income                                            0.35             0.38           0.35
  Dividends from net investment income                            (0.35)           (0.38)         (0.35)
     Net increase in net asset value                                 --               --             --
                                                                 ------           ------         ------
NET ASSET VALUE -- END OF PERIOD                                 $10.00           $10.00         $10.00
                                                                 ======           ======         ======
Total Return (b)                                                   3.60%            3.91%          3.60%
Ratios and supplemental data:
  Net Assets, end of period (000)                                $1,051           $5,131         $1,829
  Ratio of expenses to average net assets (c)                      0.95%            0.55%          0.95%
  Ratio of expenses to average net assets*(c)                      6.10%            4.18%          4.65%
  Ratio of net investment income to average net assets (c)         4.74%            5.17%          4.77%
  Ratio of net investment income to average net assets* (c)       (0.41%)           1.54%          1.07%
  Portfolio turnover (c)                                            8.2%             8.2%           8.2%


---------------
 *  Ratios calculated as if no fees were waived or expenses reimbursed.
(a)  The Fund commenced operations February 1, 1999
(b) Not annualized
(c)  Annualized

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.


- SAI (incorporated by reference in this Prospectus)



- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affect the Fund's performance) (as available)



- Semi-Annual Report (as available)


FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Advisory Services, Inc.

P.O. Box 1492

Columbus, Ohio 43216-1492
(614) 249-8705 (fax)

Nationwide Logo


NATIONWIDE FAMILY OF FUNDS
THREE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215-2220


FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:


1-800-848-0920 (toll free, 8 a.m. -- 5 p.m. Eastern Time (Monday through Friday, except Thursday in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).


FOR 24-HOUR ACCOUNT ACCESS:


1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION

You can obtain copies of the Fund documents from the SEC as follows:

IN PERSON:


Public Reference Room in Washington, D.C. (for their hours of operation, call 1-202-942-8090


BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-6009
(The SEC charges a fee to copy any documents.)


ON THE EDGAR DATABASE VIA THE INTERNET:



www.sec.gov



BY ELECTRONIC REQUEST:



publicinfo@sec.gov
INVESTMENT COMPANY ACT FILE NO. 811-08495

Nationwide(R) Money Market Fund
(Service Class and Prime Shares)


Prospectus
January 3, 2000

2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds' shares as an investment or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


[LOGO]
Nationwide(R)
Family of Funds

         TABLE OF CONTENTS


FUND SUMMARY...................................  2
NATIONWIDE MONEY MARKET FUND...................  2
Objective......................................  3
Principal Strategies...........................  3
Principal Risks................................  3
Performance....................................  3
Fees and Expenses..............................  4
MORE ABOUT THE NATIONWIDE MONEY MARKET FUND....  5
Principal Risks................................  5
Principal Investment Techniques................  5
Other Investment Techniques....................  5
MANAGEMENT.....................................  6
Investment Manager.............................  6
Portfolio Manager..............................  6
BUYING AND SELLING FUND SHARES.................  7
Who Can Buy Shares of the Fund.................  7
Purchase Price.................................  7
Selling Shares.................................  7
Restrictions on Sales..........................  7
Dividends and Distributions....................  7
Tax Status.....................................  8
FINANCIAL HIGHLIGHTS...........................  9
ADDITIONAL INFORMATION....................BACK COVER

         FUND SUMMARY

This prospectus provides information about the Money Market Fund (the Fund), a series of the Nationwide(R) Mutual Funds. "You" and "your" refers to potential investors and current shareholders of the Fund.



A QUICK NOTE ABOUT SHARE CLASSES



The Fund has three different share classes -- Class A, Institutional Service Class and Institutional Class shares. The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.



The fees and expenses for the Fund are set forth below. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 8.

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL STRATEGIES

The Fund seeks to achieve its investment objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. Government and agency bonds, bills and notes, the obligations of foreign governments, and the
                                       obligations of U.S. banks and U.S.
                                       branches of foreign banks, if they are
                                       denominated in U.S. dollars. The Fund may also invest in floating-and adjustable-rate obligations and asset-backed commercial paper and may enter into repurchase agreements. Typically the
Fund's dollar-weighted average maturity will be 90 days or less.


The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

PRINCIPAL RISKS

The Fund is a low-risk investment, compared with stock and bond funds, but it is subject to the following risks.


CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes. This could lead to a greater fluctuation in the value of the Fund.


MONEY MARKET FUND RISK. Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


For additional information, see "More About the Fund" on page five.


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility--or variability--of the Fund's annual total returns over time and that fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of the Consumer Price index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS:*

1990                                                                            7.9
----                                                                            ---
1991                                                                            5.7
1992                                                                            3.2
1993                                                                            2.6
1994                                                                            3.7
1995                                                                            5.5
1996                                                                            5.0
1997                                                                            5.1
1998                                                                            5.1
1999                                                                            4.6


Best Quarter:                             1.91%   2nd qtr of 1990


Worst Quarter:                            0.61%   2nd qtr of 1993


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99:


                                                              1 YEAR   5 YEARS   10 YEARS
                                                              ------   -------   --------
The Fund -- Prime Shares*                                      4.68%    5.08%      4.83%
The Fund -- Service Class Shares*                              4.55%    5.05%      4.82%
The Consumer Price Index**                                     2.81%    2.39%      2.94%



 * Average total returns of the Prime Shares of the Fund shown are shown in the bar chart and table. The Prime Shares are offered in a separate prospectus. Had the Service Class shares been offered during the periods shown, the returns would have been similar to those shown since the shares are invested in the same portfolio of securities; however the performance of Service Class Shares would have been lower as a result of their additional expenses.


** The Consumer Price Index is an index of prices that measures the change in the cost of basic goods and services over time. The Consumer Price Index is frequently used to measure inflation in the United States.
 WHY A MONEY MARKET FUND?

 By investing in short-term corporate and government bonds and other debt instruments, money market funds provide current income to investors and allow easy access to their money. Money market funds are for risk adverse investors or investors who want to earn competitive yields on cash they may need on short notice. While the Money Market Fund pays dependable income, there is no guarantee that the Fund's earnings will stay ahead of inflation or always provide a certain level of income.

         Fund Summary continued

FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN BUYING AND HOLDING SERVICE CLASS SHARES OF THE FUND.



Shareholder Fees
  (paid directly from an investment)         None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.40%
Distribution and Service (12b-1) Fees        0.15%
Other Expenses                               0.24%
                                             ----
  TOTAL ANNUAL FUND OPERATING EXPENSES(1)    0.79%
                                             ====



(1) Based on amounts incurred during the fiscal year ended October 31, 1999, restated to reflect current fees.



EXAMPLE


This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and sells all shares at the end of those time periods. It also assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


    1 YEAR   3 YEARS   5 YEARS   10 YEARS
    ------   -------   -------   --------
    $81      $252      $439       $978

         MORE ABOUT THE MONEY MARKET FUND

PRINCIPAL RISKS

The Fund is a low-risk investment compared to most other investments. Given its objective -- to preserve capital, generate income and maintain liquidity -- the Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk and interest rate risk.

PRINCIPAL INVESTMENT TECHNIQUES

The Fund may invest in the following securities:

MONEY MARKET OBLIGATIONS. These include:

- U.S. Government securities with remaining maturities of 397 days or less

- Commercial paper rated in one of the two highest categories of any nationally recognized statistical rating organization ("rating agency")

- Asset-backed commercial paper whose own ratings or the rating of any guarantor is in one of the two highest categories of any rating agency

- Short-term bank obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)

- Repurchase agreements relating to debt obligations that the Fund could purchase directly

- Unrated debt obligations with remaining maturities of 397 days or less that are determined by the Fund's investment adviser to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high-quality investments that offer liquidity.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in another index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.


These securities are subject to credit and interest rate risk like other debt securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity and that the principal will be reinvested in a lower interest rate market that reduces the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.


REPURCHASE AGREEMENTS. When entering into repurchase agreements, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in asset-backed commercial paper that is secured by and paid from a pool of assets such as installment loan contracts, leases of various types of property and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers. This type of commercial paper is also subject to interest rate risk and credit risk.

OTHER INVESTMENT TECHNIQUES


The Statement of Additional Information (SAI) contains additional information about the Fund's other investments and investment techniques. To obtain a copy of the SAI, see the back cover.

         MANAGEMENT

INVESTMENT MANAGER


Villanova Mutual Fund Capital Trust ("VMF"), an affiliate of Nationwide Advisory Services, Inc. and an indirect subsidiary of Nationwide Financial Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215, manages the investment of the assets and supervises the daily business affairs of the Fund. VMF was organized in 1999, and since September 1, 1999, it has provided investment advisory services to both Nationwide Mutual Funds and Nationwide Separate Account Trust. As of December 31, 1999, VMF and its affiliates had approximately $22.5 billion in assets under management.



The Fund pays VMF a management fee, which, expressed as a percentage of the
Fund's average daily net assets, is      % annually.



PORTFOLIO MANAGER



Patricia Mynster, Director of Securities Investments, is the portfolio manager of the Money Market Fund. She has managed the Fund and its predecessor since 1997 and has managed short-term investments for Nationwide Insurance and its affiliates since 1991.

         BUYING AND SELLING FUND SHARES

WHO CAN BUY SHARES OF THE FUNDS


The Fund offers two share classes, one of which is described in this prospectus period. Currently, insurance company accounts may purchase Service Class shares using purchase payments received on Contracts issued to qualified plans. Programs offered to qualified plans through broker-dealers or the Nationwide Trust Company may also purchase Class shares of the Fund. Qualified plan -- or Contract-directed-purchases, exchanges and redemptions are handled in accordance with terms of the qualified plans or Contracts, subject to Fund restrictions contained herein. Since the qualified plans or Contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class shares should contract their designated financial intermediary directly for details concerning transactions.



Service Class shares are currently sold only to separate accounts of Nationwide Life Insurance Company and an omnibus account held by Nationwide Trust Company. The address for these entities is One Nationwide Plaza, Columbus, Ohio 43215.



PURCHASE PRICE



The purchase price of each share of the Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Fund's service class shares. A separate NAV is calculated for each class of the Fund. Generally, NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the earlier of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.


We do not determine NAV on the following days:
- Christmas Day
- New Year's Day
- Martin Luther King Jr. Day
- Presidents' Day
- Good Friday
- Memorial Day
- Independence Day
- Labor Day
- Thanksgiving Day

- Other days when the New York Stock Exchange is not open.



The Fund reserves the right not to determine an NAV for the Fund when it has not received any orders to purchase, sell, or exchange shares. In determining the Fund's net asset value, portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940. Expenses and fees are accrued daily.


SELLING SHARES


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV next determined after the order is received.


RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.


DISTRIBUTION PLAN



The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate NAS -- as distributor -- for expenses associated with distributing its shares and providing shareholder services.



Under the Distribution Plan, the Fund pays NAS compensation accrued daily and paid monthly. Service Class shares of the Fund pay an amount not exceeding, on an annual basis, 0.15% of the Class R shares' average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



EXCHANGING SHARES



You can exchange the shares you own for shares of another fund within Nationwide Mutual Funds (except the Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. You can not, however, exchange Service Class shares for Class B shares. There is no sales charge for exchanges of Institutional Class shares.



HOW TO PLACE YOUR EXCHANGE ORDER



Contact NAS to request an exchange. If your request is received after 4 p.m. Eastern Time, it will be processed the next day. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.


DIVIDENDS AND DISTRIBUTIONS


Substantially all of the Fund's net investment income, if any, will be declared daily and paid as a dividends monthly in the form of additional Class shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

         Buying and Selling Fund Shares continued

TAX STATUS


If you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Fund's shares are governed by complex tax rules. You should ask your own tax adviser or plan administrator about your own tax situation, including possible state and local taxes.



Please refer to the SAI for more information regarding the tax treatment of the Fund.

         FINANCIAL HIGHLIGHTS


Financial Highlights are not available for the Class R shares prior to January 4, 1999 since Class R shares had not yet commenced operations. Financial Highlights are also presented for historical purposes for the five year period ended October 31, 1999 for the Fund's initial share class, Prime Shares. The Prime Shares and R Class Shares' have different expense structures.



The Financial Highlights for the five year period ended October 31, 1999 have been audited by KPMG LLP, Independent Auditors, whose report thereon, insofar as they relate to each of the years in the five year period ended October 31, 1999, together with the financial statements for the Fund for the year ended October 31, 1999, appearing in the Annual Report of the Nationwide Mutual Funds are incorporated by reference in the Statement of Additional Information.


The Trust's Statement of Additional Information and the Annual Report, which contain further information about the Fund's performance, may be obtained free of charge by calling 1-800-848-0920.

             (For a share outstanding throughout the period ending)


                                                                            PRIME SHARES (c)
                                                         YEAR ENDED            YEAR ENDED
                                                     OCTOBER 31, 1999(a)    OCTOBER 31, 1999
                                                     -------------------    ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD                     $  1.00             $     1.00
  Net investment income                                       0.04                   0.05
  Dividends from net investment income (loss)                (0.04)                 (0.05)
                                                           -------             ----------
NET ASSET VALUE -- END OF PERIOD                           $  1.00             $     1.00
                                                           =======             ==========
Total Return                                                  3.69%                  4.61%
Ratios and supplemental data:
  Expenses to average net assets                              0.64%(b)               0.61%
  Net investment income to average net assets                 4.74%(b)               4.52%
  Expenses to average net assets*                             0.79%(b)                N/A
  Net investment income to average net assets*                4.59%(b)                N/A
  Net Assets, end of period (000)                          $22,295             $1,345,342



                                                                         YEARS ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------
                                                     1998(D) -- PRIME   1997 -- PRIME   1996 -- PRIME   1995 -- PRIME
                                                     ----------------   -------------   -------------   -------------
NET ASSET VALUE -- BEGINNING OF PERIOD                  $     1.00        $   1.00        $   1.00        $   1.00
  Net investment income                                       0.05            0.05            0.05            0.05
  Dividends from net investment income (loss)                (0.05)          (0.05)          (0.05)          (0.05)
                                                        ----------        --------        --------        --------
NET ASSET VALUE -- END OF PERIOD                        $     1.00        $   1.00        $   1.00        $   1.00
                                                        ==========        ========        ========        ========
Total Return                                                   5.2             5.1             5.1             5.5
Ratios and supplemental data:
  Expenses to average net assets                              0.59            0.59            0.60            0.62
  Net investment income to average net assets                 4.96            4.96            4.93            5.34
  Expenses to average net assets*                             0.64            0.64            0.65            0.67
  Net investment income to average net assets*                4.91            4.91            4.88            5.29
  Net Assets, end of period (000)                       $1,048,689        $820,657        $729,500        $604,711


---------------

 * Ratios calculated as if no expenses were waived or reimbursed.


(a) The Nationwide Money Market Class R shares were first offered to the public on January 4, 1999.


(b) Annualized.


(c) On January 4, 1999, the existing shares of the Nationwide Money Market Fund were renamed Prime Shares.


(d) Combined data for the Fund prior to and after reorganization.

                      (This Page Intentionally Left Blank)

INFORMATION FROM NATIONWIDE


Please read this Prospectus before investing. The following documents--which may be obtained free of charge--contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.


- Statement of Additional Information (SAI) (incorporated by reference into this Prospectus)


- Annual Report which contains a discussion of the market conditions and investment strategies that significantly affect the Fund's performance (as available)



- Semi-Annual Report (as available)


FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Advisory Services, Inc.
P.O. Box 1492

Columbus, OH 43216-1492

(614) 249-8705 (fax)



Nationwide Logo


THE NATIONWIDE FAMILY OF FUNDS
THREE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215-2228



FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:



1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Time


(Monday through Friday, except Thursday in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).



FOR 24-HOUR ACCOUNT ACCESS:



1-800-637-0012 (toll free)


Also visit the Nationwide Family of Funds' website at www.nationwidefunds.com


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION


You can obtain copies of the Fund documents from the SEC as follows:


IN PERSON:


Public Reference Room in Washington, D.C. (for their hours of operation, call 1-202-942-8090)


BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-6009


(The SEC Commission charges a fee to copy any documents.)



ON THE EDGAR DATABASE VIA THE INTERNET:



www.sec.gov.



BY ELECTRONIC REQUEST:



publicinfo@sec.gov



INVESTMENT COMPANY ACT FILE NO: 811-08495


APO-____

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2000


                             NATIONWIDE MUTUAL FUNDS

                         NATIONWIDE MID CAP GROWTH FUND
                             NATIONWIDE GROWTH FUND
                                 NATIONWIDE FUND
                              NATIONWIDE BOND FUND
                         NATIONWIDE TAX-FREE INCOME FUND
                 NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND
                NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND
                          NATIONWIDE MONEY MARKET FUND
                         NATIONWIDE S & P 500 INDEX FUND
                          PRESTIGE LARGE CAP VALUE FUND
                         PRESTIGE LARGE CAP GROWTH FUND
                             PRESTIGE BALANCED FUND
                             PRESTIGE SMALL CAP FUND
                           PRESTIGE INTERNATIONAL FUND
                        MORLEY CAPITAL ACCUMULATION FUND

      Nationwide Mutual Funds (the "Trust") is a registered open-end investment company consisting of 29 series as of the date hereof. This Statement of Additional Information relates to 15 series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

      This Statement of Additional Information is not a prospectus but the Statement of Additional Information is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses dated March 1, 2000 and should be read in conjunction with the Prospectuses. Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Advisory Services, Inc., P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216-1492, or by calling toll free 1-800-848-0920.

TABLE OF CONTENTS

                                                                         PAGE

General Information and History..........................................   1
Additional Information on Portfolio Instruments and Investment Policies..   1
Description of Portfolio Instruments and Investment Policies.............   5
Investment Restrictions..................................................  45
Trustees and Officers of the Trust.......................................  47
Investment Advisory and Other Services...................................  50
Brokerage Allocation.....................................................  71
Additional Information on Purchases and Sales............................  74
Valuation of Shares......................................................  82
Investor Strategies......................................................  83
Investor Privileges......................................................  85
Investor Services........................................................  87
Fund Performance Advertising.............................................  89
Additional Information...................................................  93
Additional General Tax Information.......................................  94
Major Shareholders....................................................... 101
Financial Statements..................................................... 102
Appendix A - Bond Ratings................................................ 103

GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Nationwide Investing Foundation III ("NIF III"), is an open-end management investment company organized under the laws of Ohio by a Declaration of Trust, dated as of October 30, 1997, as subsequently amended. The Trust currently consists of twenty nine
(29) separate series, each with its own investment objective. Each of the Funds, except for the S & P 500 Index Fund and the International Fund, is a diversified fund as defined in the Investment Company Act of 1940.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

   TYPE OF INVESTMENT OR TECHNIQUE          Mid    Growth Nation- Bond  Tax     Long-       Interme-    Money   S&P    Prestige
                                            Cap    Fund   wide    Fund  Free    Term        mediate     Market  500    Large
                                            Growth        Fund          Income  U.S.        U.S.        Fund    Index  Cap
                                            Fund                        Fund    Government  Government          Fund   Value
                                                                                Bond        Bond                       Fund
                                                                                Fund        Fund
U.S. common stocks                           Y       Y      Y                                                   Y       Y

Preferred stocks                             Y       Y      Y                                                           Y

Small company stocks                                 Y      Y                                                           Y

Special situation companies                  Y                                                                  Y       Y

Illiquid securities                          Y       Y      Y       Y     Y     Y             Y         Y

Restricted securities                        Y       Y      Y       Y     Y     Y             Y         Y               Y

When-issued / delayed-delivery securities    Y       Y      Y       Y     Y     Y             Y         Y               Y

Investment companies                         Y       Y      Y       Y     Y     Y             Y                 Y       Y

Real estate investment trusts (REITS)

Securities of foreign issuer                 Y       Y      Y       Y                                   Y               Y

Depository receipts                          Y       Y      Y                                                           Y

Securities from developing countries/                                                                                   Y
emerging markets

Convertible securities                       Y       Y      Y                                                           Y

Long-term debt                                                      Y     Y     Y             Y                         Y

Short-term debt                              Y       Y      Y       Y     Y     Y             Y         Y       Y       Y

Floating and variable rate securities        Y       Y      Y       Y     Y     Y             Y         Y               Y

Zero coupon securities                                              Y     Y     Y             Y

Pay-in-kind bonds

Deferred payment securities

Non-investment grade debt                                           Y     Y

Loan participations and assignments                                                                     Y               Y

Sovereign debt (foreign)                                            Y                                   Y

Foreign commercial paper

Duration                                                                        Y             Y

U.S. Government securities                   Y       Y      Y       Y     Y     Y             Y         Y       Y       Y

Money market instruments                     Y6      Y      Y       Y     Y     Y             Y         Y       Y       Y

   TYPE OF INVESTMENT OR TECHNIQUE          Prestige  Prestige  Prestige  Prestige  Morley
                                            Large     Balanced  Small     Inter-    Capital
                                            Cap       Fund      Cap       national  Accumu-
                                            Growth              Fund      Fund      lation
                                            Fund                                    Fund

U.S. common stocks                           Y          Y         Y

Preferred stocks                             Y          Y

Small company stocks                         Y          Y         Y         Y

Special situation companies                  Y          Y         Y         Y

Illiquid securities                          Y          Y         Y         Y          Y

Restricted securities                        Y          Y         Y         Y          Y

When-issued / delayed-delivery securities    Y          Y         Y         Y          Y

Investment companies                         Y          Y         Y         Y

Real estate investment trusts (REITS)        Y          Y         Y

Securities of foreign issuer                 Y          Y         Y         Y          Y

Depository receipts                          Y          Y         Y         Y

Securities from developing countries/        Y          Y
emerging markets

Convertible securities                       Y          Y         Y         Y

Long-term debt                                          Y         Y         Y

Short-term debt                              Y          Y         Y         Y          Y

Floating and variable rate securities        Y          Y         Y         Y          Y

Zero coupon securities                       Y          Y         Y                    Y

Pay-in-kind bonds                                       Y

Deferred payment securities                             Y

Non-investment grade debt                               Y

Loan participations and assignments                     Y         Y

Sovereign debt (foreign)                                Y         Y         Y          Y

Foreign commercial paper                                                    Y

Duration                                                Y

U.S. Government securities                   Y          Y         Y         Y          Y

Money market instruments                     Y          Y         Y         Y          Y

                                            Mid    Growth Nation- Bond  Tax     Long-       Interme-    Money   S&P    Prestige
                                            Cap    Fund   wide    Fund  Free    Term        mediate     Market  500    Large
                                            Growth        Fund          Income  U.S.        U.S.        Fund    Index  Cap
                                            Fund                        Fund    Government  Government          Fund   Value
                                                                                Bond        Bond                       Fund
           TYPE OF INVESTMENT OR TECHNIQUE                                      Fund        Fund

Mortgage-backed securities                                          Y           Y             Y

Stripped mortgage-backed securities                                 Y           Y             Y

Collateralized mortgage obligations                                 Y           Y             Y

Mortgage dollar rolls

Asset-backed securities                      Y       Y      Y       Y     Y     Y             Y         Y

Bank obligations                             Y       Y      Y       Y     Y     Y             Y         Y       Y       Y

Repurchase agreements                        Y       Y      Y       Y     Y     Y             Y         Y       Y       Y

Reverse repurchase agreements

Warrants                                     Y       Y      Y                                                           Y

Futures                                      Y       Y      Y                                                   Y       Y

Options                                      Y       Y      Y                                                   Y       Y

Foreign currencies

Forward currency contracts                   Y       Y      Y                                                   Y       Y

Borrowing money                              Y       Y      Y       Y     Y     Y             Y         Y       Y       Y

Lending of portfolio securities              Y       Y      Y       Y     Y     Y             Y         Y       Y       Y

Short sales                                                                                                     Y       Y

Participation Interests

Swap Agreements

Wrap Contracts



                                            Prestige  Prestige  Prestige  Prestige  Morley
                                            Large     Balanced  Small     Inter-    Capital
                                            Cap       Fund      Cap       national  Accumu-
                                            Growth              Fund      Fund      lation
                                            Fund                                    Fund
     TYPE OF INVESTMENT OR TECHNIQUE

Mortgage-backed securities                              Y         Y                    Y

Stripped mortgage-backed securities                     Y         Y

Collateralized mortgage obligations                     Y         Y                    Y

Mortgage dollar rolls                                   Y         Y                    Y

Asset-backed securities                                 Y         Y

Bank obligations                             Y          Y         Y         Y          Y

Repurchase agreements                        Y          Y         Y         Y          Y

Reverse repurchase agreements                           Y         Y                    Y

Warrants                                     Y          Y         Y

Futures                                      Y          Y         Y

Options                                      Y          Y         Y

Foreign currencies                                      Y                   Y

Forward currency contracts                   Y          Y         Y         Y

Borrowing money                              Y          Y         Y         Y          Y

Lending of portfolio securities              Y          Y         Y         Y          Y

Short sales                                  Y          Y

Participation Interests                                                     Y

Swap Agreements                              Y          Y                   Y          Y

Wrap Contracts                                                                         Y


DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

INFORMATION CONCERNING DURATION

      Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

      Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

      Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

      There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

      The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

      RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      MEDIUM-QUALITY SECURITIES. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

      LOWER QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch IBCA Information Services, Inc. ("Fitch"), or CCC by D&P(ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and
(iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighted by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      Effect of Interest Rates And Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

      Liquidity And Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

      U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.

      MORTGAGE AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders maybe supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

      Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

      Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

      Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

      Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Other types of securities representing interests in a pool of mortgage loans are known as real estate mortgage investment conduits ("REMICs").

      Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mae Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

      A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

      Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

      Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

      In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See "ADDITIONAL GENERAL TAX INFORMATION" in this Statement of Additional Information.

      A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

MUNICIPAL SECURITIES


      Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.


      Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

      Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

      The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

      An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

MONEY MARKET INSTRUMENTS

     Money market instruments may include the following types of instruments:

     -- obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

     -- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

     -- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

     -- repurchase agreements;

     -- bank obligations;

     -- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

     -- bank loan participation agreements representing obligations of corporations and banks having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

     -- high quality short-term (maturity in 397 days or less) corporate obligations, these obligations will be rated within the top two rating categories by an NRSRO or if not rated, of comparable quality.

WRAP CONTRACTS

      The Morley Capital Accumulation Fund purchases wrap contracts for the purpose of attempting to maintain a constant net asset value ("NAV") of $10.00 per share. A wrap contract is a contract between the Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, the Fund expects to reduce fluctuations in NAV per share because, under normal circumstances, the value of the Fund's wrap contracts will vary inversely with the value of Fund assets covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus any accrued net income thereon), wrap contracts will be assets of the Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of the Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions, wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of the Fund.

      The Fund will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Fund. Wrap contracts obligate wrap providers to make certain payments to the Fund in exchange for payment of premiums. Payments made by wrap providers as provided by wrap contracts are intended to enable the Fund to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. Payments are based on the book value of wrap contracts, and are normally equal to the sum of (i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

      The Fund will normally hold 1 to 3 percent of its assets as cash or cash equivalents which can be sold close to book value to fund redemption requests. If circumstances arise that require the Fund to liquidate assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Fund all or some of the difference. However, if the market value of assets being liquidated exceeds the corresponding book value, the Fund would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after the Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

      Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Fund will be consistent with the Fund's investment objectives and policies as set forth in the Prospectus and this SAI, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if the Fund changes the investment objectives, policies and restrictions set forth in the Prospectus and this SAI without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, the Fund may not be able successfully to replace contract coverage with another provider.

      Wrap contracts may mature on specified dates and may be terminable upon notice by the Fund or in the event of a default by either the Fund or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Fund or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2002, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2005. In addition, during the conversion period, the Fund may be required to comply with certain restrictions on covered assets, such as limitation of their duration to the remaining term of the conversion period.

      Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by the Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

      RISKS ASSOCIATED WITH WRAP CONTRACTS. The Fund expects wrap contracts to enable it to maintain the price of the Fund at $10.00 per share. However, there are certain risks associated with the use of wrap contracts that could impair the Fund's ability to achieve this objective.

      If a wrap contract matures or terminates, the Fund may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Fund may be required to reduce its NAV accordingly. Likewise, if the market value of the covered assets is greater than their book value, the Fund's NAV may increase. In either case, Fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Fund may be negatively affected.

      The Fund's Board of Trustees determines in good faith the value of each of the Fund's wrap contracts and has established policies and procedures governing valuation of these instruments. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations the Fund may experience variability in its NAV per share.

      Wrap Contracts do not protect the Fund from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event the Fund may experience a decrease in NAV.

      Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Fund may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of the Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed fifteen percent (15%) of the fair market value of the Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of the Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.

REPURCHASE AGREEMENTS

      In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.


BANK OBLIGATIONS

      Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LENDING PORTFOLIO SECURITIES

      A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party

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including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

STANDBY COMMITMENT AGREEMENTS

         A Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Each Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. Each Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of all other illiquid securities, will not exceed 15% of its net assets taken at the time of the commitment. Each Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Bond Index Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

INDEXED SECURITIES

         The S&P 500 Index Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

      Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in the stocks of larger, more established companies since these securities may have limited marketability and thus may be more volatile than securities of larger, more established

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companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

      Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      DEPOSITORY RECEIPTS. A Fund may invest in foreign securities by purchasing depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depository Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      A Fund may invest in depository receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S.

dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

      FOREIGN SOVEREIGN DEBT. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

FOREIGN COMMERCIAL PAPER

      A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the SEC is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the Investment Company Act of 1940. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.


REAL ESTATE INVESTMENT TRUSTS

      Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs

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or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").

CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

      Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities acretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. Federal income tax law requires the holder of a zero coupon convertible security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, a Fund will be required to distribute income accrued from zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

WARRANTS

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

      Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified

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liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT SELLING OF SECURITIES

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      A Fund may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will

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depend upon the amount of the security sold short relative to the amount the
Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      A Fund may not invest more than 15% (10% for the Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the

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

extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

      Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The applicable subadviser or adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund's adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

      A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction to 33-1/3% of its total assets (including the amount borrowed), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets.

      Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

DERIVATIVE INSTRUMENTS

      A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts and swaps, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use these instruments will be limited by tax considerations.

      SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "ADDITIONAL GENERAL TAX INFORMATION" below.

      OPTIONS. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      SPREAD TRANSACTIONS. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      FUTURES CONTRACTS. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

      To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of a

Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

      A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      SWAP AGREEMENTS. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on a Fund by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is largely unregulated.

      A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is

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denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

      A Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES

      As permitted by the Investment Company Act of 1940, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

      SPDRs. The S & P 500 Index Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

      SPDRs are not actively managed. Rather, a SPDR's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by SPDRs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if SPDR was not fully invested in such securities. Because of this, a SPDRs price can be volatile, the S & P 500 Index Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in SPDRs.


FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

      Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

      Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

      Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

      A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.

      Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

      Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

TEMPORARY DEFENSIVE POSITIONS

      In response to economic, political or unusual market conditions, each Fund, except the Tax-Free Income Fund, may invest up to 100% of its assets in cash or money market obligations. The Tax-Free Income Fund may as a temporary defensive position invest up to 20% of its assets in cash and taxable money market instruments. In addition, a Fund may have, from time to time, significant cash positions until suitable investment opportunities are available.

INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of each Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

      Each of the Funds:

- May not (except for the S&P 500 Index Fund and the International Fund) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder. In addition, each of the Large Cap Value, Large Cap Growth, Balanced, Small Cap and International Funds may enter into mortgage dollar roll transactions.

- May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

      In addition, each of Mid Cap Growth Fund, Growth Fund, Nationwide Fund, Bond Fund, Tax-Free Income Fund, Long-Term U.S. Government Bond Fund, Intermediate U.S. Government Bond Fund, Money Market Fund, S&P 500 Index Fund and Morley Capital Accumulation Fund:

- May not purchase or sell real estate, except that each Fund may acquire real estate through ownership of securities or instruments and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

- May not lend any security or make any other loan, except that each Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

      The S&P 500 Index Fund:

- May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      Each of the Large Cap Value Fund, Large Cap Growth Fund, Balanced Fund, Small Cap Fund and International Fund:

- May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

- May not lend any security or make any other loan except that each Fund may, in accordance with its investment objectives and policies, (i) lend portfolio securities, (ii) purchase debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions.

      The following are the non-fundamental operating policies of the Funds which may be changed by the Board of Trustees of the Trust without shareholder approval:

      Each Fund may not:

- Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid.

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

- Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

- Concentrate its investments (invest 25% or more of its total assets) in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. [Source of this restriction? And it is not in the Class R share SAI or S & P 500 Index Fund SAI]

TRUSTEES AND OFFICERS OF THE TRUST

      The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

      The principal occupation of the Trustees and Officers during the last five years, their ages, their addresses and their affiliations are:

JOHN C. BRYANT, Trustee*, Age 64
411 Oak St., Suite 306, Cincinnati, Ohio 45219
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 59
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age 65
169 East Beck Street, Columbus, Ohio
Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age 72
1397 Haddon Road, Columbus, Ohio

Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.

THOMAS J. KERR, IV, Trustee*, Age 66
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 44
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age 62
One Nationwide Plaza, Columbus, Ohio
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise and is Chairman and Chief Executive Officer of Nationwide Advisory Services, Inc.

ARDEN SHISLER, Trustee+, Age

DAVID C. WETMORE, Trustee, Age 51
11495 Sunset Hills Rd - Suite #210, Reston, Virginia
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer, Age 43
Three Nationwide Plaza, Columbus, Ohio
Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor.

ELIZABETH A. DAVIN, Secretary, age 35
Three Nationwide Plaza, Columbus, Ohio
Ms. Davin is a member of Dietrich, Reynolds & Koogler, the Trust's legal counsel.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

* Members of the Executive Committee. Mr. McFerson is Chairman. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.

      Bryant, Doody, DeVore, Duncan, Kerr, Kridler, Shisler and Wetmore are also Trustees, and Laird and Davin are also Officers of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies in the Nationwide Fund Complex.

      All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

      The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Villanova Mutual Fund Capital Trust ("VMF") and Union Bond and Trust ("UBT"), each paying a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal period ended October 31, 1999. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex for the fiscal year ended October 31, 1999. Trust officers receive no compensation from the Trust in their capacity as officers.

COMPENSATION TABLE

                                                                       PENSION
                                                                     RETIREMENT
                                                 AGGREGATE            BENEFITS          ANNUAL                TOTAL
                                               COMPENSATION          ACCRUED AS        BENEFITS           COMPENSATION
NAME OF PERSON,                                    FROM             PART OF TRUST        UPON             FROM THE FUND
POSITION                                         THE TRUST            EXPENSES        RETIREMENT            COMPLEX**

John C. Bryant, Trustee                           $9,167                --0--            --0--               $18,167

C. Brent DeVore, Trustee                           9,167                --0--            --0--               18,167

Sue A. Doody, Trustee                              9,167                --0--            --0--               18,167

Robert M Duncan, Trustee                           9,167                --0--            --0--               18,167

Thomas J. Kerr, IV, Trustee                        9,167                --0--            --0--               18,167

Douglas F. Kridler, Trustee                        9,167                --0--            --0--               18,167

Dimon R. McFerson, Trustee                         --0--                --0--            --0--                --0--

David C. Wetmore, Trustee                          9,167                --0--            --0--               18,167

** The Fund Complex includes three trusts comprised of ______ investment company funds or series.

      Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer such Class and generally charge a front-end sales charge, at net asset value without a sales charge. This is permitted because there are few marketing expenses associated with these sales.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

      Under the terms of the Investment Advisory Agreement dated May 9, 1998 as amended as of September 1, 1999, VMF manages the investment of the assets of the Funds (other than Morley Capital Accumulation Fund) in accordance with the policies and procedures established by the Trustees. With respect to the Mid Cap Growth Fund, Growth Fund, Nationwide Fund, Bond Fund,

Tax-Free Income Fund, Long-Term U.S. Government Bond Fund, Intermediate U.S. Government Bond Fund, and Money Market Fund, VMF manages the day-to-day investments of the assets of such Funds. With respect to each of the other Funds, VMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers, who each manage the investment portfolio of a particular Fund. VMF is also authorized to select and place portfolio investments on behalf of the Funds which engage subadvisers; however VMF does not intend to do so at this time.

      Pursuant to the Investment Advisory Agreement, VMF also manages the investment of the assets of eight other funds of the Trust: Nationwide Focus Fund, the Aggressive Fund, the Moderately Aggressive Fund, the Moderate Fund, the Moderately Conservative Fund, the Conservative Fund, the Small Cap Value Fund II and the High Yield Bond Fund.

      VMF pays the compensation of the Trustees and officers affiliated with VMF. VMF also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

      The Investment Advisory Agreement also specifically provides that VMF, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the Investment Company Act of 1940. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that VMF may render similar services to others.

      The Trust pays the compensation of the Trustees who are not interested persons of VMF and all expenses (other than those assumed by VMF), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. VMF and Union Bond & Trust Company reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust.

      VMF, a Delaware business trust, is a wholly owned subsidiary of Villanova Capital, Inc., 97% of the common stock of which is held by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

      Prior to September 1, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the investment adviser to the Funds. Effective September 1, 1999, the investment advisory services previously performed for the Funds by NAS were transferred to VMF, an affiliate of NAS and an indirect subsidiary of NFS. After the transfer, there was no change in the fees charged for investment advisory services to each of the Funds.

      For services provided under the Investment Advisory Agreement, VMF receives an annual fee paid monthly based on average daily net assets of each Fund according to the following schedule:

                   FUND                        ASSETS                   INVESTMENT ADVISORY FEE
                   ----                        ------                   -----------------------

Mid Cap Growth Fund, Growth          $0 up to $250 million                     0.60%
Fund, Nationwide Fund and            $250 million up to $1 billion             0.575%
Focus Fund                           $1 billion up to $2 billion               0.55%
                                     $2 billion up to $5 billion               0.525%
                                     $5 billion and more                       0.50%


                FUND                           ASSETS                  INVESTMENT ADVISORY FEE
                ----                           ------                  -----------------------
Bond Fund, Tax-Free Income           $0 up to $250 million                     0.50%
Fund, Long-Term U.S.                 $250 million up to $1 billion             0.475%
Government Bond Fund, and            $1 billion up to $2 billion               0.45%
Intermediate U.S. Government         $2 billion up to $5 billion               0.425%
Bond Fund


                                     $5 Billion and more                       0.40%
Money Market Fund                    $0 up to $1 billion                       0.40%
                                     $1 billion up to $2 billion               0.38%
                                     $2 billion up to $5 billion               0.36%
                                     $5 billion and more                       0.34%

S&P 500 Index Fund                   $0 up to $1.5 billion                     0.13%
                                     $1.5 up to $3 billion                     0.12%
                                     $3 billion and more                       0.11%

Prestige Large Cap Value Fund        up to $100 million                        0.75%
                                     $100 million or more                      0.70%

Prestige Large Cap Growth Fund       up to $150 million                        0.80%
                                     $150 million or more                      0.70%

Prestige Balanced Fund               up to $100 million                        0.75%
                                     $100 million or more                      0.70%

Prestige Small Cap Fund              up to $100 million                        0.95%
                                     $100 million or more                      0.80%

Prestige International Fund          up to $200 million                        0.85%
                                     $200 million or more                      0.80%

The Aggressive Fund                  all assets                                0.13%

The Moderately Aggressive Fund       all assets                                0.13%

The Moderate Fund                    all assets                                0.13%

The Moderately Conservative Fund     all assets                                0.13%

The Conservative Fund                all assets                                0.13%


                FUND                           ASSETS                   INVESTMENT ADVISORY FEE
                ----                           ------                   -----------------------
Value Opportunities Fund             $0 up to $250 million                     0.70%
                                     $250 million up to $1 billion             0.675%
                                     $1 billion up to $2 billion               0.65%
                                     $2 billion up to $5 billion               0.625%
                                     $5 billion and more                       0.60%


High Yield Bond Fund                 $0 up to $250 million                     0.55%
                                     $250 million up to $1 billion             0.525%
                                     $1 billion up to $2 billion               0.50%
                                     $2 billion up to $5 billion               0.475%
                                     $5 billion and more                       0.45%

      VMF has also agreed to waive advisory fees, and if necessary, reimburse expenses in order to limit annual fund operating expenses for certain of the funds of the Trust as follows:

- Nationwide Mid Cap Growth Fund to 1.25% for Class A shares, 2.00% for Class B shares and 1.00% for Class D shares

- Nationwide Long-Term U.S. Government Bond Fund and Nationwide Intermediate U.S. Government Bond Fund to 1.04% for Class A shares, 1.64% for Class B shares and 0.79% for Class D shares

- Prestige Large Cap Value Fund to 1.15% for Class A shares, 1.90% for Class B shares and 1.00% for Class Y shares

- Prestige Large Cap Growth Fund to 1.20% for Class A shares, 1.95% for Class B shares and 1.05% for Class Y shares

- Prestige Balanced Fund to 1.10% for Class A shares, 1.85% for Class B shares and 0.95% for Class Y shares

- Prestige Small Cap Fund to 1.35% for Class A shares, 2.10% for Class B shares and 1.20% for Class Y shares

- Prestige Large Cap Value Fund to 1.30% for Class A shares, 2.05% for Class B shares and 1.25% for Class Y shares

- Nationwide S&P 500 Index Fund to 0.48% for Class Y shares, 0.63% for Class R shares and 0.35% for Local Fund shares

- each of the Life Strategy Series to 0.56% for Class A shares, 1.31% for Class B shares and 0.36% for Service Class shares

- Nationwide Focus Fund to 1.20% for Class A shares, 1.70% for Class B shares and 0.75% for Institutional Class shares

- Nationwide Small Cap Value Fund II to 1.35% for Class A shares, 1.85% for Class B shares and 1.00% for Institutional Class shares

- Nationwide High Yield Bond Fund to 1.20% for Class A shares, 1.80% for Class B shares and 0.85% for Institutional Class shares

      In the interest of limiting the expenses of each of the Funds listed above (except the Nationwide MidCap Growth Fund, the Nationwide Long-Term U.S. Government Bond Fund, the Nationwide

Intermediate U.S. Government Bond Fund and the Nationwide S&P 500 Index Fund, VMF has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, UBT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 Fees and Administrative Service Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund to the limits described above. Reimbursement by the Fund of the advisory fees waived or limited and other expenses reimbursed by VMF pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million;
(ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by VMF is not permitted.

      VMF may from time to time waive some or all of its investment advisory fee or other fees for any of the fund of the Trust. The waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.

      During the fiscal years ended October 31, 1999, 1998 and 1997, VMF/NAS received the following fees for investment advisory services*:

                                             YEARS ENDED OCTOBER 31,
          FUND                    1999                1998                    1997
          -----                   -----               -----                   -----
Mid Cap Growth                     $66,283        $     61,706          $     63,883
Growth                           5,873,926           4,894,110             3,750,599
Nationwide Fund                 13,888,390           9,977,231             5,938,011
Bond                               674,918             647,809               629,068
Tax-Free Income                  1,263,813           1,505,626             1,810,070
Long Term U.S. Government          198,048             254,928               343,259
Intermediate U.S. Government       314,314             266,473               256,016
Money Market**                   4,709,925           3,857,898             3,519,727
S&P 500 Index                       79,372               7,315(1)                 --
Large Cap Value                     62,525(2)               --                    --
Large Cap Growth                    89,668(2)               --                    --
Balanced                            48,069(2)               --                    --
Small Cap                           64,998(2)               --                    --
International                       45,208(2)               --                    --

(1) Commenced operations July 24, 1998. All such fees were waived by NAS.

(2) Commenced operations November 2, 1998.

* As of May 9, 1998, the Mid Cap Growth, Growth, Nationwide, Bond, Tax-Free Income, Long Term U.S. Government Bond, Intermediate U.S. Government Bond and Money Market Funds acquired all of the assets of one or more series of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust (collectively, the "Acquired Funds"), in exchange for the assumption of the stated liabilities of the Acquired Funds and a number of full and fractional Class D shares of the applicable Fund (the Money Market Fund issued shares without class designation) having an aggregate net asset value equal to the net assets of the Acquired Funds as applicable (the "Reorganization").

** Net of waivers prior to the Reorganization of $221,174 and $389,150 for the fiscal years ended October 31, 1998 and 1997, respectively.

      The other funds of the Trust for which VMF serves as investment advisor had not yet begun operations as of October 31, 1999.

      The Subadvisers for certain of the Funds are as follows:

        FUND                     SUBADVISER

Large Cap Value        Brinson Partners, Inc. ("Brinson Partners")
Large Cap Growth       Goldman Sachs Asset Management ("GSAM")
Balanced               J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
Small Cap              INVESCO Management & Research, Inc. ("IMR")
International          Lazard Asset Management ("Lazard")
S&P 500 Index          Fund Asset Management L.P. ("FAM")

      Brinson Partners, a Delaware corporation and an investment management firm, is an indirect wholly-owned subsidiary of UBS AG, an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many aspects of the financial services industry. GSAM is a separate operating division of Goldman Sachs & Co., an investment banking firm whose headquarters are in New York, New York. J.P. Morgan is a directly wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range investment management services and acts as investment adviser to corporate and institutional clients. IMR is part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. Lazard is a New York-based division of Lazard Freres & Co. LLC, a limited liability company registered as an investment adviser and providing investment management services to client discretionary accounts. FAM, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons of FAM as defined under the Investment Company Act of 1940 because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Prior to December 29, 1999, The Dreyfus Corporation ("Dreyfus") served as subadviser for the S&P 500 Index Fund. Dreyfus, 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947, is registered under the Investment Advisers Act of 1940. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

      Subject to the supervision of the VMF and the Trustees, each of the Subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from VMF, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:

              FUND                      ASSETS                         FEE

Large Cap Value Fund                up to $100 million                   0.35%
                                    $100 million or more                 0.30%

Large Cap Growth Fund               up to $150 million                   0.40%
                                    $150 million or more                 0.30%

Balanced Fund                       up to $100 million                   0.35%
                                    $100 million or more                 0.30%

Small Cap Fund                      up to $100 million                   0.55%
                                    $100 million or more                 0.40%

International Fund                  up to $200 million                   0.45%
                                    $200 million or more                 0.40%

S&P 500 Index Fund                  up to $200 million                   0.05%
                                    next $800 million                    0.04%

                                    $1 billion or more                   0.02%

Value Opportunities Fund            $0 up to $250 million                0.70%
                                    $250 million up to $1 billion        0.675%
                                    $1 billion up to $2 billion          0.65%
                                    $2 billion up to $5 billion          0.625%
                                    $5 billion and more                  0.60%

      The following table sets forth the amount NAS/VMF paid to the Subadvisers for the fiscal periods ended October 31, 1999 and 1998:

                                              Years Ended October 31,
       SUBADVISER                          1999                    1998
       ----------                           ---                     ---

Brinson Partners                         $29,182(1)                 --
GSAM                                      44,853(1)                 --
J.P. Morgan                               22,437(1)                 --
IMR                                       37,636(1)                 --
Lazard                                    23,934(1)                 --
Dreyfus                                   36,609                 $ 3,939(2)

(1)  The Fund began operations on November 2, 1998.

(2)  The Fund began operation on July 24, 1998.

      VMF and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows VMF to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows VMF to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or VMF. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

      VMF provides to the Funds investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. VMF has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, VMF does not expect to recommend frequent changes of subadvisers. VMF will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

UNION BOND & TRUST COMPANY

      Under the terms of the Trust's investment advisory agreement with Union Bond & Trust Company ("UBT") (the "UBT Advisory Agreement"), UBT manages the Morley Capital Accumulation Fund and the Morley Enhanced Income Fund, two other funds of the Trust (the "Morley Funds"), subject to the supervision and direction of the Board of Trustees. UBT will: (i) act in strict conformity with the Declaration of Trust and the Investment Company Act of 1940, as the same may from time to time be amended; (ii) manage the Morley Funds in accordance with the Funds' investment objectives, restrictions and policies; (iii) make investment decisions for the Morley Funds; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Morley Funds. Under the terms of the UBT Advisory Agreement, UBT pays the Morley Funds' pro rata share of the compensation of the Trustees who are interested persons of the Trust and officers and employees of UBT. UBT also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Morley Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Morley Funds.

      As of October 31, 1999, the Morley Capital Accumulation Fund had incurred investment advisory fees in the amount of $14,495 of which $4,141 was waived by UBT. The Morley Enhanced Income Fund had not begun operations as of October 31, 1999. UBT has informed the Morley Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Morley Funds, UBT will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of UBT, its parent or its affiliates and, in dealing with its customers, UBT, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by UBT or any such affiliate.

      Morley Financial Services, Inc. ("MFS") owns 100% of the issued and outstanding voting securities of UBT. MFS, an Oregon corporation, is a wholly owned subsidiary of Villanova Capital, Inc.

      UBT is a state bank and trust company chartered in 1913 and reorganized under the laws of the state of Oregon in 1992. UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is relatively stable. UBT currently has approximately $1.0 billion under management. UBT also acts as custodian with respect to similar fixed income assets.

      The UBT Advisory Agreement also specifically provides that UBT, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The UBT Advisory Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods as to each Morley Fund provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of that Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The UBT Advisory Agreement terminates automatically in the event of its "assignment", as defined under the Investment Company Act of 1940. It may be terminated as to a Morley Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The UBT Advisory Agreement further provides that UBT may render similar services to others.

      Subject to the Morley Funds' Expense Limitation Agreements the Trust pays the compensation of the Trustees who are not interested persons of the Trust and all expenses (other than those assumed by UBT), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

      As compensation for UBT's services, the Morley Capital Accumulation Fund is obligated to pay UBT a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. UBT has agreed voluntarily to waive 0.10% of that fee until further written notice to shareholders. In addition, in the interest of limiting the expenses of the Fund, UBT has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, UBT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund (expressed as a percentage of average daily net assets and excluding Rule 12b-1 Fees) to no more than 0.70% for ISC Shares, 0.55% for IC Shares and

0.70% for IRA Shares of the Fund. Reimbursement by the Morley Capital Accumulation Fund of the advisory fees waived or limited and other expenses reimbursed by UBT pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $50 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT is not permitted.

      As compensation for UBT's services to the Morley Enhanced Income Fund, such Fund is obligated to pay UBT a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. In the interest of limiting the expenses of the Fund, UBT has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, UBT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 Fees and Administrative Service Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund to 0.90% for Class A, 0.70% for Class Y and 0.45% for Institutional Class shares. Reimbursement by the Morley Enhanced Income Fund of the advisory fees waived or limited and other expenses reimbursed by UBT pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT is not permitted.

THE INDEX FUNDS

      With respect to the Small Cap Index Fund, the International Index Fund and the Bond Index Fund, three other funds of the Trust (the "Index Funds"), each Index Fund invests all of its assets in shares of the corresponding Series of the Index Master Series Trust. Accordingly, the Index Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the Index Master Series Trust. Index Master Series Trust has entered into a management agreement ("Management Agreement") with Fund Asset Management ("FAM").

      FAM provides the Index Master Series Trust with investment advisory and management services. Subject to the supervision of the Board of Trustees of the Index Master Series Trust, FAM is responsible for the actual management of each Series' portfolio and constantly reviews the Series' holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Series.

      Securities held by the Series of the Index Master Series Trust may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by FAM for the Series or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of FAM or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

      As discussed in the Prospectus for the Index Funds, FAM receives for its services to the Series monthly compensation at the annual rates of the average daily net assets of each Series as follows:

Name of Series                                          Management Fee
---------------                                        -----------------
Merrill Lynch Small Cap Index Series....................      0.08%
Merrill Lynch Aggregate Bond Index Series...............      0.06%
Merrill Lynch International Index Series................      0.11%

      The table below sets forth information about the total investment advisory fees paid by the Series to FAM, and any amount voluntarily waived by FAM.

                                                                 Small Cap       Aggregate Bond      International
                                                               Index Series       Index Series       Index Series
                                                                ----------        ------------        ----------
December 31, 1997*
      Contractual amount......................................     $ 36,425           $ 88,609           $100,102
      Amount waived (if applicable)...........................     $ 36,425           $ 37,562           $ 35,546
December 31, 1998
      Contractual amount......................................     $ 61,476           $238,378           $142,489
      Amount waived (if applicable)...........................     $ 61,476           $  2,537           $ 87,182

* Period is from commencement of operations (April 3, 1997 for the Aggregate Bond Index Series, and April 9, 1997 for the Small Cap Index Series and the International Index Series).

      The Management Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of Index Master Series Trust connected with investment and economic research, trading and investment management of the Index Master Series Trust, as well as the fees of all Trustees who are affiliated persons of FAM or any of their affiliates. Each Series pays all other expenses incurred in the operation of the Series (except to the extent paid by Merrill Lynch Funds Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, copies of the registration statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under federal, state or foreign laws, fees and out-of-pocket expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by Index Master Series Trust or the

Series. Merrill Lynch Funds Distributor will pay certain of the expenses of the Index Master Series Trust incurred in connection with the offering of its shares of beneficial interest of each of the Series.

      FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year with respect to each Series if approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Series and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Series.

DISTRIBUTOR

      NAS serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to a Underwriting Agreement dated as of May 9, 1998, as amended as of November 2, 1998 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the Investment Company Act of 1940.

      In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge, if any, imposed upon sales of Shares of each of the Funds.

      During the fiscal years ended October 31, 1999, 1998 and 1997, NAS received the following commissions from the sale of shares of the Funds:

                                            Years Ended October 31,
          Funds                 1999                1998                 1997
          -----                 ----                ----                 ----

Mid Cap Growth                  $_______        $     20,296          $________
Growth                           _______           1,058,927            873,750
Nationwide Fund                  _______           3,502,971          2,037,896
Bond                             _______             112,368            123,036
Tax-Free Income                  _______              87,774                 --
Long Term U.S. Government        _______               7,157                 --
Intermediate U.S. Government     _______              25,366                 --

S&P 500 Index                        N/A                 N/A (1)             --
Large Cap Value                  _______(2)               --                 --
Large Cap Growth                 _______(2)               --                 --
Balanced                         _______(2)               --                 --
Small Cap                        _______(2)               --                 --
International                    _______(2)               --                 --

* This information includes commissions from the sale of shares of the Acquired Funds prior to the Reorganization.

(1)  Sales to the public commenced July 24, 1998.

(2)  Sales to the public commenced November 2, 1998.

      NAS also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares. During the fiscal years ended October 31, 1999, 1998 and 1997, NAS received the following amounts*:

                                           Years Ended October 31,
          Funds                 1999                1998                  1997
          -----                 -----               -----                 -----

Mid Cap Growth                  $_______                  --            $ 10,832
Growth                           _______                  --                  --
Nationwide Fund                  _______             $   254                  --
Bond                             _______             $ 6,107                  --
Tax-Free Income                  _______             $   111             202,973
Long Term U.S. Government        _______                  --              23,417
Intermediate U.S. Government     _______                  --              31,232
S&P 500 Index                    _______             _______(1)               --
Large Cap Value                  _______(2)               --                  --
Large Cap Growth                 _______(2)               --                  --
Balanced                         _______(2)               --                  --
Small Cap                        _______(2)               --                  --
International                    _______(2)               --                  --

* This information includes commissions from the redemption of shares of the Acquired Funds prior to the Reorganization.

(1) Sales to the public commenced July 24, 1998.

(2) Sales to the public commenced November 2, 1998.

      From such fees, NAS retained $_______, $1,048,391 and $1,603,988, respectively, after reallowances to dealer. NAS reallows to dealers 4.75% of sales charges on Class A shares of the Stock Funds, 4.00% on Class B shares of the Funds, 4.00% on Class D shares of the Funds, and 4.00% on Class A of the Bond Funds.

DISTRIBUTION PLAN

      The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NAS, as the Funds' Distributor, for expenses associated with the distribution of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay NAS an annual fee in an amount that will not exceed the following amounts:

- 0.25% of the average daily net assets of Class A shares, ISC Shares and IRA shares;

- 1.00% of the average daily net assets of Class B shares for each of the Funds other than the Bond, Long-Term U.S. Government Bond, Intermediate U.S. Government Bond and Tax-Free Funds (the "Bond Funds");

- 0.85% of the average daily net assets of the Class B shares of the Bond Funds; and

- 0.15% of the average daily net assets of Class R shares of the Money Market Fund and the S&P 500 Index Fund.

      NAS has agreed with the Trust to waive the 0.15% 12b-1 fee for Class R shares of the Money Market Fund until further notice to shareholders.

      Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers as well as payments to broker-dealers for shareholder services.

      During the fiscal year ended October 31, 1999, NAS received the following distribution fees:

          Funds                 CLASS A             CLASS B             CLASS R
          -----                 ------              ------              ------

Mid Cap Growth                   $1,752              $5,800                N/A
Growth                           12,820              38,033                N/A
Nationwide Fund                  99,058             306,106                N/A
Bond                              6,645              11,218                N/A
Tax-Free Income                   3,866              24,020                N/A
Long Term U.S. Government         3,024              10,541                N/A
Intermediate U.S. Government     22,682               6,469                N/A
Money Market Fund                 N/A                 N/A                $5,734
S&P 500 Index                     N/A                 N/A                38,403
Large Cap Value                  13,930              12,165                N/A
Large Cap Growth                 17,883              12,247                N/A
Balanced                          5,160              18,713                N/A
Small Cap                        10,600               8,944                N/A
International                     8,068               8,962                N/A

                                              ISC SHARES        IRA SHARES
                                                -------           -------

            Morley Capital Accumulation         $1,932             $2,138

      As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

      The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

      NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

ADMINISTRATIVE SERVICES PLAN

      Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as NAS, who agree to provide certain administrative support services in connection with the Class A, Class D and Class Y shares of the Funds, the Prime shares and Class R shares of the Money Market Fund, the Class R and Service Class shares of the S&P 500 Index Fund and the ISC and IRA shares of the Morley Capital Accumulation Fund. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

      As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement effective July 1, 1999 pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services in connection with Class A, D and Y shares of each Fund and Prime Shares of the Money Market Fund, and Class R and Service Class shares of the S&P 500 Index Fund held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NAS) will receive a fee, computed at the annual rate of up to (a) 0.25% of the average daily net assets of the Class A, D or Y shares of each Fund, Prime shares and Class R shares of the Money Market Fund and Class R and Service Class shares of the S&P 500 Index Fund and (b) 0.15% of the average daily net assets of ISC and IRA Class shares of the Morley Capital Accumulation Fund, held by customers of NFS or such other entity.

      The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation has agreed to provide certain administrative support services in connection with Class R shares of the Money Market Fund held beneficially by its customers.

FUND ADMINISTRATION

      Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), a wholly owned subsidiary of Villanova Capital, Inc., provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For these services, each Fund pays VSA an annual fee based on each Fund's average daily net assets according to the following schedule:

                   FUND                                ASSETS                            FEE

Nationwide Mid Cap Growth Fund,               $0 up to $250 million                   0.07%
Nationwide Growth Fund, Nationwide            $250 million up to $1 billion           0.05%
Fund, Nationwide Bond Fund,                   $1 billion and more                     0.04%
Nationwide Tax-Free Income Fund,
Nationwide Long-Term U.S.
Government Bond Fund, Nationwide
Intermediate U.S. Government Bond
Fund, Nationwide Money Market Fund
and Morley Capital Accumulation Fund*

Nationwide S&P 500 Index Fund                 $0 to $1 billion                        0.05%
                                              $1 billion or more                      0.04%

Large Cap Value Fund, Large                   $0 up to $250 million                   0.10%
Cap Growth Fund, Balanced                     $250 million up to $1 billion           0.06%
Fund, Small Cap Fund, and                     $1 billion or more                      0.04%
International Fund**

*    Subject to a minimum of $50,000 per year for Morley Capital Accumulation
     Fund.

**   Subject to a minimum of $75,000 per Fund per year.

      Prior to September 1, 1999, NAS provided fund administration services to the Funds. Effective September 1, 1999, the fund administration services previously performed for the Funds by NAS were transferred to VSA, an affiliate of NAS and an indirect subsidiary of NFS. In addition, BISYS Fund Services Ohio, Inc. began performing certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After these changes were implemented, there was no change in the fees charged for fund administration services for each of the Funds.

      During the fiscal years ended October 31, 1999 and 1998, NAS/VSA received fund administration fees from the Funds as follows:

                                                  Years Ended October 31,
                                                  ----------------------
FUNDS                                          1999                    1998
----                                            ---                     ---

Mid Cap Growth                                   $7,733              $  3,308
Growth                                          553,398               248,049
Nationwide Fund                               1,146,258               470,352
Tax-Free Income                                 175,965                88,596
Bond                                             94,488                44,441
Long Term U.S. Government                        27,727                13,998
Intermediate U.S. Government                     44,004                16,351
Money Market                                    624,729               257,123
S&P 500 Index(1)                                 30,506                ______
Large Cap Value(2)                               75,000                --
Large Cap Growth(2)                              75,000                --
Balanced(2)                                      75,000                --
Small Cap(2)                                     75,000                --
International(2)                                 75,000                --
Morley Capital Accumulation(3)                    2,899                --

(1)  Commenced operations July 24, 1998.

(2)  Commenced operations November 2, 1998.

(3)  Commenced operations February 1, 1999.

TRANSFER AGENT

      Nationwide Investors Services, Inc. ("NISI"), a wholly owned subsidiary of VSA, Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for each of the Funds. For these services, NISI receives an annual fee from each of the Funds according to the following schedule:

                    FUND                               FEE

       Mid Cap Growth Fund, Growth             $16 per account
       Fund, and Nationwide Fund

       Bond Fund, Tax-Free Income              $18 per account
       Fund, Long-Term U.S.
       Government Bond Fund, and
       Intermediate U.S. Government
       Bond Fund

       Money Market Fund - Prime               $27 per
       Shares                                  Prime Share Account

       Money Market Fund - Class R             0.01% of average daily net
       Shares                                  assets of Class R shares

       S&P 500 Index Fund and                  0.01% of average daily net
       Morley Capital Accumulation Fund        assets

       Large Cap Value Fund, Large             $18 per account for Class A
       Cap Growth Fund, Balanced               and Class B shares
       Fund, Small Cap Fund, and               0.01% of average daily net
       International Fund                      assets of Class Y shares

      During the fiscal years ended October 31, 1999, 1998 and 1997, NISI received the following transfer agent fees from the Funds*:

                                                Years Ended October 31,
           Funds                     1999           1998               1997
           -----                     -----          -----              -----

  Mid Cap Growth                      $24,498      $  12,379        $  11,300
  Growth                              807,251        785,969          729,500
  Nationwide Fund                   1,349,999      1,018,754          788,500
  Bond                                145,000        142,149          149,300
  Tax-Free Income                     136,073        144,397          146,800
  Long Term U.S. Government            36,674         34,092           41,500
  Intermediate U.S. Government         38,402         38,102           37,599
  Money Market Fund                   751,908        701,561          664,007
  S&P 500 Index(1)                      6,101        _______

  Large Cap Value(2)                    1,397             --               --
  Large Cap Growth(2)                   7,229             --               --
  Balanced(2)                           1,849             --               --
  Small Cap(2)                          1,371             --               --
  International(2)                        736             --               --
  Morley Capital Accumulation(3)          415             --               --

* This information includes fees paid to NISI by the Acquired Funds prior to the Reorganization.

(1)  Commenced operation July 24, 1998.

(2)  Commenced operations November 2, 1998.

(3)  Commenced operations February 1, 1999.

CUSTODIAN

      The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy-making functions for the Funds.

LEGAL COUNSEL

      Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, OH 43215, serves as the Trust's legal counsel.

AUDITORS

      KPMG LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.

OTHERS

      The Trust, on behalf of the S&P 500 Index Fund, has entered into a licensing agreement which authorizes the Fund to use the trademarks of the McGraw-Hill Companies, Inc. Standard & Poor's 500 and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund or VMF is the licensing of certain trademarks and trade names of S&P and of the S&P 500 index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for or has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 Index have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

BROKERAGE ALLOCATION

      A Fund's adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

      The primary consideration in portfolio security transactions is "best price - best execution," i.e., execution at the most favorable prices and in the most effective manner possible. Except as described below, the adviser or a Subadviser always attempts to achieve best price - best execution, and both VMF and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result. In selecting broker-dealers, the adviser and each Subadviser will consider various relevant factors, including but not limited to the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services (rendered on a continuing basis), and the reasonableness of any commissions. In allocating orders among brokers for execution on an agency basis, in addition to price and execution considerations, the usefuless of the brokers' overall services is also considered. Services provided by brokerage firms include efficient handling of orders, useful analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker above the negotiated brokerage commissions.

      Subject to the requirement of seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research, and other information or services to the adviser or a Subadviser. In placing orders with such broker-dealers, the adviser or Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or Subadviser's normal research activities or expenses.

      Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life

Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

      There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or Subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the adviser or Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

      The Trustees periodically review the adviser's and each Subadviser's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

      UBT and each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to UBT or a Subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to UBT and a Subadviser pursuant to its investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to UBT or a Subadviser in serving its other clients or clients of its affiliates. Subject to the policy of UBT and the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, UBT and the Subadvisers also may consider the broker-dealer's sale of shares of any fund for which it serves as investment adviser, subadviser or administrator.

      During the fiscal years ended October 31, 1999, 1998 and 1997, the following brokerage commissions were paid by the Funds*:

                                                 Years Ended October 31,
           Funds                      1999           1998               1997
           -----                      -----          -----              -----

   Mid Cap Growth                   $    9,962      $  10,084        $   8,480
   Growth                              570,060        712,200          742,579
   Nationwide Fund                   1,027,517        934,759          664,395
   S&P 500 Index                        42,996          8,386(1)            --
   Large Cap Value                     46,392(2)           --               --
   Large Cap Growth                    35,460(2)           --               --
   Balanced                             3,249(2)           --               --
   Small Cap                           60,147(2)           --               --

   International                       21,586(2)           --               --
   Morley Capital Accumulation           None(3)           --               --

* This information includes commissions paid by the Acquired Funds prior to the Reorganization.

(1)  Commenced operations July 24, 1998.

(2)  Commenced operations November 2, 1998.

(3)  Commenced operations February 1, 1999.

      As of October 31, 1999, the Prestige Balanced Fund, Prestige Large Cap Growth Fund, S&P 500 Index Fund, Nationwide Fund, Mid Cap Growth Fund and Money Market Fund held investments in securities of their regular broker-dealers as follows:

                     APPROXIMATE AGGREGATE VALUE
                     OF ISSUER'S SECURITIES OWNED        NAME OF
    FUND               BY THE FUND AT 10/31/99      BROKER OR DEALER

Balanced Fund                    $4,000           Bear, Stearns & Co., Inc.
Balanced Fund                    23,000           Goldman Sachs & Co.
Balanced Fund                    21,000           Merrill Lynch & Co., Inc.
Large Cap Growth Fund            44,000           Morgan Stanley Dean Witter Co.
Money Market Fund            34,635,000           Bear, Stearns & Co., Inc.
Money Market Fund            10,281,000           Morgan Stanley Dean Witter Co.
Money Market Fund            51,303,000           J.P. Morgan & Co.
Money Market Fund            54,104,000           Merrill Lynch & Co., Inc.
S&P 500 Index Fund              651,000           Morgan Stanley Dean Witter Co.
S&P 500 Index Fund              298,000           Merrill Lynch & Co., Inc.
S&P 500 Index Fund              236,000           J.P. Morgan & Co.
S&P 500 Index Fund               88,000           Lehman Brothers Inc.
S&P 500 Index Fund               52,000           Bear, Stearns & Co., Inc.
Nationwide Fund              17,655,000           Merrill Lynch & Co., Inc.
Mid Cap Growth Fund             250,000           Merrill Lynch & Co., Inc.

      Under the Investment Company Act of 1940, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the Investment Company Act of 1940, is a member under certain conditions, in accordance with Rule 10f-3 under the Investment Company Act of 1940.

      Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the Investment Company Act of 1940. Under the Investment Company Act of 1940, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the adviser or the appropriate Subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers, except for accounts for which the affiliated broker or dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker or dealer that, in the opinion of a majority of the independent trustees, are not comparable to the Fund. The Funds do not deem it practicable or in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

ADDITIONAL INFORMATION ON PURCHASES AND SALES


CLASS A AND CLASS D SALES CHARGES

      The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.


CLASS A SHARES OF THE FUNDS (OTHER THAN BOND FUNDS)


                                       Sales charge as %             Sales charge as %                 Dealer
Amount of purchase                     of offering price            of amount invested               Commission
------------------                     -----------------            ------------------               ----------
less than $50,000                         5.75%                            6.10%                        5.00%
$50,000 to $99,999                        4.50                             4.71                         3.75
$100,000 to $249,999                      3.50                             3.63                         2.75
$250,000 to $499,999                      2.50                             2.56                         1.75
$500,000 to $999,999                      2.00                             2.04                         1.25
$1 million to $24,999,999                 0.50                             0.50                         0.50
$25 million or more                       0.25                             0.25                         0.25


CLASS A SHARES OF THE BOND FUNDS


                                       Sales charge as %             Sales charge as %                 Dealer
Amount of purchase                     of offering price            of amount invested               Commission
------------------                     -----------------            ------------------               ----------
less than $50,000                         4.50%                            4.71%                       4.00%
$50,000 to $99,999                        4.00                             4.17                        3.50
$100,000 to $249,999                      3.00                             3.09                        2.50
$250,000 to $499,999                      2.50                             2.56                        1.75
$500,000 to $999,999                      2.00                             2.04                        1.25
$1 million to $24,999,999                 0.50                             0.50                        0.50
$25 million or more                       0.25                             0.25                        0.25


CLASS D SHARES OF THE FUNDS


                                       Sales charge as %             Sales charge as %                 Dealer
Amount of purchase                     of offering price            of amount invested               Commission
------------------                     -----------------            ------------------               ----------
less than $50,000                         4.50%                            4.71%                       4.00%
$50,000 to $99,999                        4.00                             4.17                        3.50
$100,000 to $249,999                      3.00                             3.09                        2.50
$250,000 to $499,999                      2.50                             2.56                        1.75
$500,000 to $999,999                      1.00                             1.01                        1.25
$1 million to $24,999,999                 0.50                             0.50                        0.50
$25 million or more                       None                             None                        0.25

NET ASSET VALUE PURCHASE PRIVILEGE (CLASS A AND D SHARES ONLY)

      The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by NAS:

(1)   shares sold to other registered investment companies affiliated with VMF,

(2)   shares sold:

      (a) to any pension, profit sharing, or other employee benefit plan for the employees of VMF, any of its affiliated companies, or investment advisory clients and their affiliates;

      (b)   to any endowment or non-profit organization;

      (c) to any pension, profit sharing, or deferred compensation plan which is qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986 as amended, dealing directly with NAS with no sales representative involved upon written assurance of the purchaser that the shares are acquired for investment purposes and will not be resold except to the Trust;

      (d) to any life insurance company separate account registered as a unit investment trust;

(3)   for Class D shares sold:

      (a) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

      (b) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses, children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance Enterprise, or any investment advisory clients of VMF and their affiliates;

      (c) to directors, officers, and full-time employees, their spouses, children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance Enterprise from time to time, which include but are not limited to Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative;

      (d) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

(4)   Class A shares sold;

      (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with NAS to waive sales charges for those persons;

(b) to any directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with NAS;

(c) to any person who pays for such shares with the proceeds of mutual fund shares redeemed from an NAS brokerage account; to qualify, the person must have paid an initial sales charge or CDSC on the redeemed shares and the purchase of Class A shares must be made within 60 days of the redemption. This waiver must be requested when the purchase order is placed, and NAS may require evidence of qualification for this waiver.

(d) to any Class Member of Snyder vs. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company on the initial purchase of shares for an amount no less than $5,000 and no more than $100,000. To be eligible for this waiver, the purchase of Class A shares must come from a source other than the surrender of, withdrawal from, or loan against any existing policy, mutual fund or annuity issued by Nationwide Mutual Insurance Company or its affiliates.

(e) to any person who pays for such shares with the proceeds of mutual funds shares redeemed from an account in the NEA Valuebuilder Mutual Fund Program. This waiver is only available for the initial purchase if shares were made with such proceeds. NAS may require evidence of qualification for such waiver.

(f) to certain employer-sponsored retirement plan including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Code.


CLASS B SHARES OF THE FUNDS AND CDSC


      NAS Compensates broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to NAS, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. THE CDSC IS NEVER IMPOSED ON DIVIDENDS, WHETHER PAID IN CASH OR REINVESTED, OR ON APPRECIATION OVER THE INITIAL PURCHASE PRICE. The CDSC applies only to the lesser of the original investment or current market value.


      Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

                  YEAR OF REDEMPTION                CONTINGENT DEFERRED
                     AFTER PURCHASE                    SALES CHARGE
                   -----------------                ------------------

              First                                      5.00%
              Second                                     4.00%
              Third                                      3.00%
              Fourth                                     3.00%
              Fifth                                      2.00%
              Sixth                                      1.00%

              Seventh and following                      0.00%

      For purposes of calculating the CDSC, it is assumed that the oldest Class B shares remaining in your account will be sold first. All payments during a month will be aggregated and deemed to have been made on the last day of the preceding month.

      For the Bonds Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of the Bond Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

      THE CDSC WILL BE WAIVED IN THE CASE OF A TOTAL OR PARTIAL REDEMPTION FOLLOWING THE DEATH OR DISABILITY (WITHIN THE MEANING OF SECTION 72(m)(7) OF THE
CODE) OF A SHAREHOLDER (ACCOUNTS OWNED BY AN INDIVIDUAL OR AN INDIVIDUAL JOINTLY WITH SPOUSE) IF REDEMPTION OCCURS WITHIN ONE YEAR OF DEATH OR INITIAL DETERMINATION OF DISABILITY.


CDSC APPLICABLE FOR CLASS A SHARES

      Employer sponsored retirement plans which purchase Class A shares at net asset value (other than those investing in Funds through a variable insurance product) are subject to a CDSC, payable to NAS, of 1.00% if a finder's fee (as described below) was paid on the purchase of the shares and the shares are redeemed within the first year after purchase, 0.50% if redeemed within the second year and 0.25% if redeemed within the third year. The sales charge is applied to the original purchase price, or the current market value of the shares being sold, whichever is less. A CDSC will be charged on redemptions of $1 million or more within a 12 month period.

      NAS will pay a finder's fee at the plan sponsor level at the time of purchase to the dealer of record at the time of purchase at the following rates:

1.00% for sales of the Funds of $1 million up to $3 million
0.50% for sales of the Funds of $3 million up to $50 million
0.25% for sales of the Funds of $50 million or more

      The finder's fee is paid on the aggregate assets of all Funds held at the plan sponsor level.


CONVERSION FEATURES FOR CLASS B SHARES

      Class B shares which have been outstanding for seven years will automatically convert to Class A shares on the first business day of the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.

      If you effect one or more exchanges among Class B shares of the Funds during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.


FACTORS TO CONSIDER WHEN CHOOSING A CLASS OF SHARES

      Before purchasing Class A shares or Class B shares of a Fund, investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated 12b-1 fee and potential CDSC on Class B shares prior to conversion (as described above) would be less than the initial sales charge and accumulated 12b-1 fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A shares as a result of the lower expenses. In this regard, to the extent that the sales charge for the Class A shares is waived or reduced investments in Class A shares become more desirable. NAS may refuse a purchase order for Class B shares of over $100,000.

      Although Class A shares are subject to a 12b-1 fee, they are not subject to the higher 12b-1 fee applicable to Class B shares. For this reason, Class A shares can be expected to pay correspondingly higher dividends per shares. However, because initial sales charges are deducted at the time of purchase, purchasers of Class A shares who do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of Class B shares.

      As described above, purchasers of Class B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount may partially or wholly offset the expected higher annual expenses borne by Class B shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Class B shares would, however, own shares that are subject to higher annual expenses and, for a six-year period, such shares would be subject to a CDSC ranging from 5.00% to 1.00% upon redemption. Investors expecting to redeem during this six-year period should compare the cost of the CDSC plus the aggregate annual Class B shares' 12b-1 fees to the cost of the initial sales charge and 12b-1 fee on the Class A shares. Over time the expense of the annual 12b-1 fee on the Class B shares may be equal to or exceed the initial sales charge and annual 12b-1 fee applicable to Class A shares.

      For example, if a Fund's net asset value remains constant and assuming no waiver of any 12b-1 fees, the aggregate 12b-1 fee with respect to Class B shares of a Fund would equal or exceed the initial sales charge and aggregate 12b-1 fee of Class A shares approximately eight years after the purchase. In order to reduce such fees for Class B Shareholders, Class B shares will be automatically converted to Class A shares, as described above, at the end of a seven-year period. This example assumes that the initial purchase of Class A shares would be subject to the maximum initial sales charge of 5.75% for the Funds (other than the Bond Funds) and 4.50% for the Bond Funds. This example does not take into account the time value of money which reduces the impact of the Class B shares' 12b-1 fee on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as a 12b-1 fee, fluctuations in net asset value, any waiver of 12b-1 fees or the effect of different performance assumptions. For investors who are eligible to purchase Class D shares, the purchase of Class D shares will usually be preferable to purchasing Class A or Class B shares.


REDEMPTION OF SHARES IN MORLEY CAPITAL ACCUMULATION FUND

      The Morley Capital Accumulation Fund intends that it usually will redeem its shares for cash. However the Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period. In addition, the Morley Capital Accumulation Fund intends to redeem shares in cash for any requests of up to $1,000,000.

      As described in its Prospectus, however, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, to honor any request for redemption by making payment wholly or partly in securities and in Wrapper Agreements, as the same may be chosen by UBT in its sole discretion (an "in kind redemption"). The Trust, on behalf of the Fund, is seeking an exemptive order from the SEC with respect to redemptions in kind made to shareholders who own 5% or more of the Fund. Until such time as appropriate regulatory authorization is obtained, the Fund will not make redemptions in kind to such shareholders.

      OTHER REDEMPTION REQUIREMENTS. Redemption requests for ISC and IC Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name; (ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, "Plans" include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, "governmental plans" as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.

      REDEMPTION FEES. Generally, redemption requests on all Shares will be subject to a 2% redemption fee when the Trigger is "active." The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

      The Trigger is active on any day that, as of two business days prior, the "Gross Annual Effective Yield of the Fund" is less than the current yield on the Dealer Commercial Paper (90-day) Index. Once activated, the Trigger will become inactive on any day than, as of two business days prior, the Gross Annual Effective Yield of the Fund is greater than the current yield of the Dealer Commercial Paper (90-day) Index plus 0.25%. The Fund will rely on the Dealer Commercial Paper (90-day) Index found daily on the front page of the Money and Investing section of the Wall Street Journal. If the Dealer Commercial Paper (90-day) Index is not available in the Wall Street Journal, the Fund may use alternative sources of information for 90-day dealer commercial paper rates.

      Redemptions of ISC or IC Shares by participants in a Plans and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. All other redemptions of Shares are subject to a 2% redemption fee, payable tot he Fund when the Trigger is active.


EXAMPLE

      An IRA Class shareholder decides to redeem shares in the amount of $5,000 from the Fund on October 15th. Assume that as of October 13th the current yield on the Dealer Commercial Paper (90-day) Index is 7.2% and the Gross Annual Effective Yield of the Fund is 7.0%. Because the Gross Annual Effective Yield of the Fund is less than the current yield on the Dealer Commercial Paper (90-day) Index the Trigger is active, and the shareholder will receive net proceeds of $4,900 for the redemption. The Trigger will remain active until two business days after the Gross Annual Effective Yield of the Fund exceeds the current yield on the Dealer Commercial Paper (90-day) Index by 0.25%.

      The "Gross Annual Effective Yield of the Fund" is a measure of one day's investment income (before deduction for fees and expenses) expressed as an annual compounded yield. It is calculated on each business day based on the dividend declared for the previous day as follows:

[((1 + Previous Day's Gross Dividend Factor) 365) -1]/[NAV per Share]

      Information on the Trigger and the Gross Annual Effective Yield of the Fund can be obtained by calling 1-800-848-0920.

      The Fund reserves the right to modify its redemption fee and waiver policy in whole or in part for certain shareholders upon 30 days written notice to such shareholders.

      REDEMPTION IN KIND. In certain circumstances, the Fund reserves the right to honor a redemption request by making payment in whole or in part in securities or securities and wrap contracts, selected solely at the discretion of UBT. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of IRA Shares.

      To the extent a payment in kind is made with securities, you may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund. In addition, wrap contracts assigned to you as a payment in kind are illiquid and will require you to pay fees directly to the Wrap Provider rather than though the Fund. Further, a wrap contract may contain restrictions on the securities subject to such Agreement, including, but not limited to the types, maturities, duration and credit quality of each security. Therefore, to obtain the benefits of a wrap contract, you may not be able to freely trade the securities underlying the Agreement. Also, wrap contracts assigned to you will not provide protection against the credit risk associated with the issuer of any Underlying Assets (see "Specific Risks of Wrap Contracts").

      To the extent that any such payment in kind includes a wrap contract, the Fund will assign a portion of one or more wrap contracts to you. The economic terms and conditions of each assigned wrap contract will be substantially similar to the wrap contracts held by the Fund. By purchasing shares in the Fund, you agree to accept an assignment of a wrap contract as part of an in-kind redemption, provided that at the time of the redemption payment such assignment would not violate applicable law.

      A Wrap Provider, prior to the assignment of a wrap contract to a Class ISC or IC shareholder, may require you to represent and warrant that such assignment does not violate any applicable laws. Moreover, the Wrap Provider may require you to obtain at your own expense the services of a qualified professional asset manager acceptable to the Wrap Provider to manage the securities distributed in kind in conformity with the wrap contract provisions. In the event a wrap contract cannot be assigned to you, the Fund in its discretion may satisfy the redemption request through (a) a cash payment, (b) a redemption in-kind consisting entirely of securities, or (c) a combination of cash and securities.

      In the event a redemption is made in kind with a wrap contract, the Fund will incur costs in obtaining such wrap contract and assigning it the shareholder. The Fund will examine the costs and benefits of obtaining a wrap contract in making a determination to incur such costs. Typically, these costs should not exceed $5,000 per issuance.


SIGNATURE GUARANTEE

      A signature guarantee is required if the redemption is over $100,000, or if your account registration has changed within the last 30 days, if the redemption check is made payable to anyone other than the registered shareholder, or if the proceeds are sent to a bank account not previously designated or are mailed to an address other than the address of record. NAS reserves the right to require a signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, NAS reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If NAS decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.


VALUATION OF SHARES

      The net asset value per share for each Fund is determined as of the earlier of the close of regular trading on the New York Stock Exchange or 4 P.M. Eastern Time on each day that the Exchange is open and on such other days as the Board of Trustees determines and on days in which there is sufficient trading in portfolio securities of a Fund to materially affect the net asset value of that Fund (the "Valuation Time").

      The Funds will not compute net asset value on customary business holidays, including Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving.

      The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

      In determining net asset value, portfolio securities listed on national exchanges are valued at the last quoted sale price on the principal exchange, or if there is no sale on that day at the quoted bid price, or if the securities are traded in the over-the-counter market, at the last quoted sale price, or if no sale price, at the quoted bid prices; U.S. Government securities are valued at the quoted bid price; all prices obtained from an independent pricing organization. Money market obligations with remaining maturities of 10 days or less purchased by a non-money market fund are valued at amortized cost in accordance with provisions contained in Rule 2a-7 of the Investment Company Act of 1940, as described below. Securities for which market quotations are not available, or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgment of the adviser or its designee are valued at fair value in accordance with procedures adopted by the Board of Trustees.

      The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the Investment Company Act of 1940. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action which might include withholding dividends or a revaluation of all or an appropriate portion of the Money Market Fund's assets based upon current market factors.

      The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to VMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

      Pursuant to its objective of maintaining a stable net asset value per share, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.


INVESTOR STRATEGIES

1 MONEY MARKET PLUS GROWTH--This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater long-term capital appreciation through reinvestment of dividends in one of the Stock Funds.

      An initial investment of $5,000 or more is made in the Prime Shares of the Money Market Fund, and monthly dividends are then automatically invested into one or more of the Stock Funds chosen by you at such Stock Fund's current offering price. Money Market Plus Growth gives investors stability of principal through the Money Market Fund's stable share price, and its portfolio of high quality, short-term money market investments. And the Money Market Fund offers fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or NAS NOW. NOTE: Money Market Fund dividends reinvested into one of the Stock Funds are subject to applicable sales charges.

2 MONEY MARKET PLUS INCOME--This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater income by reinvesting dividends into one or more of the Bond Funds.

      An initial investment of $5,000 or more is made in the Prime Shares of the Money Market Fund and monthly dividends are then reinvested into one of the Bond Funds chosen by you at such Fund's current offering price.

      When short-term interest rates increase, Money Market Fund dividends usually also rise. At the same time, share prices of the Bond Funds generally decrease. So, with Money Market Plus Income, when you earn higher Money Market Fund dividends, you can generally purchase more shares of one of the Bond Funds at lower prices. Conversely, when interest rates and Money Market Fund dividends decrease, the share prices of the Bond Funds usually increase--you will automatically buy fewer shares of one of the Bond Funds at higher prices. The Prime Shares of the Money Market Fund provides investors with stability of principal, fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or NAS NOW. NOTE: Money Market Fund dividends reinvested into one of the Bond Funds are subject to applicable sales charges.

3 AUTOMATIC ASSET ACCUMULATION--This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

      You can get started with Automatic Asset Accumulation for as little as $25 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through the Money Market Plus Growth or Money Market Plus Income investor strategies.

4 AUTOMATIC ASSET TRANSFER--This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Money Market Fund to another Fund, sales charges may apply if not already paid.

5 AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE)--You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times/year, semi-annually or annually, to you (or anyone you designate) from your account.

      NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential. In addition, an Automatic Withdrawal Plan for Class B shares will be subject to the applicable CDSC.


INVESTOR PRIVILEGES

      The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NAS toll-free at 1-800-848-0920.

1 NO SALES CHARGE ON REINVESTMENTS--All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares, and you will receive a confirmation.

2 EXCHANGE PRIVILEGE--The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. HOWEVER, AN EXCHANGE IS A SALE AND PURCHASE OF SHARES AND, FOR FEDERAL AND STATE INCOME TAX PURPOSES, MAY RESULT IN A CAPITAL GAIN OR LOSS. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.

Exchanges Among Funds

      Exchanges may be made among any of the Funds within the same class or among any class in any of the Funds and Prime Shares of the Money Market Fund. For certain exchanges of Class A shares among the Funds, you may pay the difference between the sales charges, if a higher sales charge is applicable. Exchanges within Class B or Class D shares may be made without incurring a sales charge.

      An exchange from the Prime Shares of the Money Market Fund into another Fund will be subject to the applicable sales charge unless already paid. For an exchange into the Prime Shares of the Money Market Fund, the CDSC aging period for Class B shares will be stopped during the time period such Money Market Fund shares are held. If the Money Market Fund shares are subsequently sold, a CDSC will be charged at the level that would have been charged had the shares been sold at the time when they were exchanged into the Money Market Fund. If the Money Market Fund shares are exchanged back into Class B shares, the CDSC aging period will continue from the point in time when the shares were originally exchanged into the Money Market Fund.

      There is no administrative fee or exchange fee. The Trust reserves the right to reject any exchange request it believes will result in excessive transaction costs, or otherwise adversely affect other shareholders. For a description of CDSC see "Class B Shares of the Funds and CDSC." The Trust reserves the right to change the exchange privilege upon at least 60 days' written notice to shareholders.



EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:



BY TELEPHONE

      NAS NOW--You can automatically process exchanges by calling 1-800-637-0012, 24 hours a day, seven days a week. However, if you declined the option in the application, you will not have this automatic exchange privilege. NAS NOW also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll-free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE--By calling 1-800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll-free number by the

      Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      NAS may record all instructions to exchange shares. NAS reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX--Write or fax to Nationwide Advisory Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492 or FAX (614) 249-8705. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after 4 P.M. Eastern Time will be processed as of the next business day. NAS reserves the right to require the original document if you use the fax method.


      BY ON LINE ACCESS -- Log on to our website ww.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.


3 NO SALES CHARGE ON A REPURCHASE--If you redeem all or part of your Class A or D shares on which you paid a front-end sales charge, you have a one-time privilege to reinvest all or part of the redemption proceeds in any shares of the same class, without a sales charge, within 30 days after the effective date of the redemption. If you redeem Class B shares, and then reinvest the proceeds in Class B shares within 30 days, NAS will reinvest an amount equal to any CDSC you paid on redemption.

      If you realize a gain on your redemption, the transaction is taxable, and reinvestment will not alter any capital gains tax payable. If you realize a loss and you use the reinstatement privilege, some or all of the loss will not be allowed as a tax deduction depending upon the amount reinvested.

4     FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE MONEY MARKET FUND
      ONLY)--You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 1-800-848-0920.


INVESTOR SERVICES

1 NAS NOW AUTOMATED VOICE RESPONSE SYSTEM--Our toll-free number 1-800-637-0012 will connect you 24 hours a day, seven days a week to NAS NOW. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

2 TOLL-FREE INFORMATION AND ASSISTANCE--Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 A.M. and 5 P.M. Eastern Time. Call toll-free:
      1-800-848-0920 or contact NAS at our FAX telephone number (614) 249-8705.

3 RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND)--Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Educational IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

4 SHAREHOLDER CONFIRMATIONS--You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement.

5 CONSOLIDATED STATEMENTS--Shareholders of the Funds, other than the Bond Funds and the Money Market Fund, receive quarterly statements as of the end of March, June, September and December. Shareholders of the Bond and Money Market Funds receive monthly statements. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

6 AVERAGE COST STATEMENT--This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 1-800-848-0920.

7 SHAREHOLDER REPORTS--All shareholders will receive reports semi-annually detailing the financial operations of the funds.

8     PROSPECTUSES--Updated prospectuses will be mailed to you annually.

9 UNDELIVERABLE MAIL--If mail from NAS to a shareholder is returned as undeliverable on three or more consecutive occasions, NAS will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until NAS receives notification of the shareholder's correct mailing address.


FUND PERFORMANCE ADVERTISING

      Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by the various Classes of the Funds, the net yields and total returns on such class shares can be expected, at any given time, to differ from class to class for the same period.


CALCULATING MONEY MARKET FUND YIELD


      Any current Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation , the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class. As of October 31, 1999, the seven day current and effective yields for the Prime Shares of the Money Market Fund were 4.94% and 5.06%, respectively, and for the Class R shares, were 4.80% and 4.92%, respectively.

      The Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Money Market Fund's expenses.

      Although the Fund determines its yield for each class on the basis of a seven calendar day period, it may use a different time span on occasion.

      There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.


CALCULATING YIELD AND TOTAL RETURN-- NON-MONEY MARKET FUNDS

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and Class D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

      The uniformly calculated average annual (compound) total returns for each class of shares for the periods ended October 31, 1999 were as follows:

                                            1 YEAR                        5 YEAR                   10 YEAR OR LIFE
                                      -------------------          --------------------          -------------------
                                     CLASS   CLASS    CLASS       CLASS    CLASS   CLASS       CLASS    CLASS    CLASS
                                      A(1)    B(1)      D          A(1)     B(1)     D          A(1)     B(1)      D
                                     -----   -----    -----       -----    -----   -----       -----    -----    -----

Mid Cap Growth*                       6.48%    7.33%    8.21%     15.05%   15.90%   15.34%      12.43%  15.34%   12.57%
Growth                               10.13%   11.12%   11.80%     18.06%   19.06%   18.42%      14.01%  18.42%   14.18%
Nationwide Fund                       3.72%    4.22%    5.31%     22.43%   23.39%   22.78%      15.49%  16.03%   15.66%
Bond                                 -6.01%    6.72%   -5.68%      6.99%    7.52%    7.11%       6.85%   7.26%    6.91%
Tax-Free                             -7.61%    8.61%   -7.56%      5.13%    5.58%    5.19%       5.64%   6.03%    5.67%
Long Term U.S. Govt.**               -7.01%    7.77%   -6.78%      6.61%    7.09%    6.68%       7.19%   7.59%    7.23%
Intermediate U.S. Govt.**            -5.51%    6.25%   -5.39%      6.54%    7.03%    6.61%       5.49%   6.00%    5.54%

1 These returns include performance based on the Funds' predecessors, which was achieved prior to the creation of the class (5/11/98), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance would have been lower as a result of their additional expenses.

* The life of the Fund is since 12/19/88.

** The life of the Fund is since 2/10/92.

                                                  1 YEAR                             SINCE INCEPTION(1)
                                          ----------------------                  ----------------------
                                                                LOCAL                                 LOCAL
                                      CLASS Y       CLASS R     FUND          CLASS Y     CLASS R     FUND
                                      -------       -------     ----          -------     -------     ----


         500 Index                      N/A           N/A      24.85%         24.64%      24.27%     16.21%


                                                                                      SINCE INCEPTION(2)
                                                                                      ------------------

                                                                              CLASS A     CLASS B   CLASS Y
                                                                              -------     ------    -------

         Large Cap Value                                                      -2.11%      -2.50%      4.05%
         Large Cap Growth                                                     27.99%      30.00%     36.00%
         Balanced                                                              6.95%       7.54%     13.62%
         Small Cap                                                             5.73%       6.70%     12.36%
         International                                                        10.58%      11.58%     17.57%


(1) July 24, 1998

(2) November 2, 1998

                                                                                      SINCE INCEPTION(3)
                                                                                      ------------------
                                                                                ISC         IC      IRA
                                                                              -------     ------    -------

         Morley Capital Accumulation                                           3.60%       3.91%      3.60%



(3) February 1, 1999

      The Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Intermediate U.S. Government Bond Fund, Nationwide Long-Term U.S. Government Bond Fund and Morley Capital Accumulation Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholders actual yield may be less.

      The following are the yields for the 30-day period ended October 31, 1999:

                                                               CLASS A         CLASS B       CLASS D
                                                                ----            ----          ----


         Bond                                                     6.23%           5.96%        6.41%
         Tax-Free Income                                          4.34%           3.94%        4.58%
         Long Term U.S. Government                                5.34%           5.03%        5.56%
         Intermediate U.S. Government                             5.21%           4.81%        5.36%


                                                                   ISC            IC            IRA
                                                                   ---            --            ---

         Morley Capital Accumulation                              5.07%           5.49%        5.09%

      The Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Assuming a tax rate of 36%, the tax equivalent yields for the Tax-Free Income Fund for the 30-day period ended October 31, 1999 were 4.34% for Class A shares, 3.94% for Class B shares, and 4.58% for Class D shares.



NONSTANDARD RETURNS

      The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

      Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

      The Balanced Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.


RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

      The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

      Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money, Mutual Funds, Worth, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Columbus Dispatch, Investor's Business Daily, and Standard & Poor's Outlook.

      The rankings may or may not include the effects of sales charges.


ADDITIONAL INFORMATION


DESCRIPTION OF SHARES


      The Trust presently offers the following series of shares of beneficial interest, without par value and with the various classes listed; 28 of these series are the Funds:


Series                                                                 Share Classes
-----                                                                  -----------

Nationwide Mid Cap Growth Fund                                         Class A, Class B, Class D
Nationwide Growth Fund                                                 Class A, Class B, Class D
Nationwide Fund                                                        Class A, Class B, Class D
Nationwide Bond Fund                                                   Class A, Class B, Class D
Nationwide Tax-Free Income Fund                                        Class A, Class B, Class D
Nationwide Long-Term U.S. Government Bond Fund                         Class A, Class B, Class D
Nationwide Intermediate U.S. Government Bond Fund                      Class A, Class B, Class D
Nationwide Money Market Fund                                           Service Class, Prime Shares Nationwide S&P
500 Index Fund                                                         Class A, Class B, Service Class,
                                                                       Institutional Service Class , Local
                                                                       Fund Shares,
                                                                       Institutional Class
Morley Capital Accumulation Fund                                       Service Class, IC Shares,
                                                                       IRA Shares
Morley Enhanced Income Fund                                            Class A, institutional Service,
                                                                       Institutional Class
Prestige Large Cap Value Fund                                          Class A, Class B, Institutional Service
                                                                       Class
Prestige Large Cap Growth Fund                                         Class A, Class B, Institutional Service
                                                                       Class
Prestige Small Cap Fund                                                Class A, Class B, Institutional Service
                                                                       Class
Prestige Balanced Fund                                                 Class A, Class B, Institutional Service
                                                                       Class

Prestige International Fund                                            Class A, Class B, Institutional Service
                                                                       Class Nationwide Small Cap Index Fund
                                                                       Class A, Class B, Institutional Class
Nationwide International Index Fund                                    Class A, Class B, Institutional Service
Class Nationwide Bond Index Fund                                       Class A, Class B, Institutional Service
Class Nationwide Mid Cap Market Index Fund                             Class A, Class B, Institutional Service
                                                                       Class
Investor Destinations Aggressive Fund                                  Class A, Class B, Institutional Service
                                                                       Class
Moderately Aggressive Fund                                             Class A, Class B, Institutional Service
                                                                       Class
Moderate Fund                                                          Class A, Class B, Institutional Service
                                                                       Class
Moderately Conservative Fund                                           Class A, Class B, Institutional Service
                                                                       Class
Conservative Fund                                                      Class A, Class B, Institutional Service
                                                                       Class
Nationwide Focus Fund                                                  Class A, Class B, Institutional Service
                                                                       Class
Nationwide Value Opportunities Fund                                    Class A, Class B, Institutional Service
                                                                       Class
Nationwide High Yield Bond Fund                                        Class A, Class B, Institutional Service
                                                                       Class

      You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.


VOTING RIGHTS

      Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the Investment Company Act of 1940 or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of Class A shares, Class B shares or Prime shares will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

      To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.


ADDITIONAL GENERAL TAX INFORMATION

      Each of the Funds is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

      A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

      Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

      It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of that Fund and not in cash.

      Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain, respectively, in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

      Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

      Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.

      Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

      Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

      Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Money Market Fund's and each of the Bond Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from such Funds will qualify for the 70% dividends received deduction.

      Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known.

      If less than 50% in value of any Fund's total assets at the end of its fiscal year are invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund. Under Section 1256 of the Code, gain or loss realized by a Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

      If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required (i) to include in gross income, even though not actually received, their respective pro rata share of the foreign taxes paid by the Fund, (ii) to treat their income from the Fund as being from foreign sources to the extent that the Fund's income is from foreign sources, and (iii) to either deduct their pro rata share of foreign taxes in computing their taxable income or use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

      It is anticipated that the International Fund will be operated so as to meet the requirements of the Code to "pass through" to its shareholders credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of the International Fund's taxable year whether the foreign taxes paid by the International Fund will "pass through" for that year and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and
(ii) the International Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

      If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale, other disposition, or marking-to-market of PFIC securities may be treated as ordinary income under Section 1291 or Section 1296 of the Code.

      Offsetting positions held by a Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

      If a Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by a Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

      Investment by a Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

      Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

      Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE TAX-FREE INCOME FUND

      The Tax-Free Income Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Free Income Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from all or a portion of the Tax-Free Income Fund's dividends being tax-exempt and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Free Income Fund may not be an appropriate investment for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by the Tax-Free Income Fund.

      The Code permits a regulated investment company which invests in municipal securities to pay to its shareholders "exempt-interest dividends," which are excluded from gross income for federal income tax purposes, if at the close of each quarter of its taxable year at least 50% of its total assets consist of municipal securities.

      An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free Income Fund that is derived from interest received by the Tax-Free Income Fund that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to shareholders not later than sixty days after the close of the Tax-Free Income Fund's taxable year. The percentage of the total dividends paid by the Tax-Free Income Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders of the Tax-Free Income Fund receiving dividends during such year. Exempt-interest dividends shall be treated by the Tax-Free Income Fund's shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder is a "substantial user" or a "related person" to such user under Section 147(a) of the Code with respect to any of the municipal securities held by the Tax-Free Income Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of such exempt-interest dividend.

      In general, interest on indebtedness incurred or continued by a shareholder to purchase or carry shares is not deductible for federal income tax purposes if the Tax-Free Income Fund distributes exempt-interest dividends during the shareholder's taxable year. A shareholder of the Tax-Free Income Fund that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry shares of the Tax-Free Income Fund if the Tax-Free Income Fund distributes exempt-interest dividends during the shareholder's taxable year. Certain federal income tax deductions of property and casualty insurance companies holding shares of the Tax-Free Income Fund and receiving exempt-interest dividends may also be adversely affected. In certain limited instances, the portion of Social Security benefits received by a shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by shareholders of the Tax-Free Income Fund.

      In the event the Tax-Free Income Fund realizes long-term capital gains, the Tax-Free Income Fund intends to distribute any realized net long-term capital gains annually. If the Tax-Free Income Fund distributes such gains, the Tax-Free Income Fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by the Tax-Free Income Fund to the shareholders not later than sixty days after the close of the Tax-Free Income Fund's taxable year. It should be noted, however, that long-term capital gains of individuals are subject to a maximum tax rate of 20% (or 10% for individuals in the 15% ordinary income tax bracket). Any net short-term capital gains are taxed at ordinary income tax rates. If a shareholder receives a capital gain dividend with respect to any share and then sells the share before he has held it for more than six months, any loss on the sale of the share is treated as long-term capital loss to the extent of the capital gain dividend received.

      Interest earned on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. Since the Tax-Free Income Fund may invest up to 20% of its net assets in municipal securities the interest on which may be treated as a tax preference item, a portion of the exempt-interest dividends areceived by shareholders from the Tax-Free Income Fund may be treated as tax preference items in computing the alternative minimum tax to the extent that distributions by the Tax-Free Income Fund are attributable to such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings and profits over pre-book alternative minimum taxable income. Adjusted current earnings and profits would include exempt-interest dividends distributed by the Tax-Free Income Fund to corporate shareholders. For individuals the alternative minimum tax rate is 26% on alternative minimum taxable income in excess of the applicable exemption amount up to $175,000 and 28% on the excess of $175,000; for corporations the alternative minimum tax rate is 20% on alternative minimum taxable income in excess of $40,000.

      For taxable years of corporations beginning before 1996, the Superfund Revenue Act of 1986 imposes an additional tax (which is deductible for federal income tax purposes) on a corporation at a rate of 0.12 of one percent on the excess over $2,000,000 of such corporation's "modified alternative minimum taxable income", which would include a portion of the exempt-interest dividends distributed by the Tax-Free Income Fund to such corporation. In addition, exempt-interest dividends distributed to certain foreign corporations doing business in the United States could be subject to a branch profits tax imposed by Section 884 of the Code.

      Distributions of exempt-interest dividends by the Tax-Free Income Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. The Tax-Free Income Fund will report to its shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held by the Tax-Free Income Fund during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

      The Tax-Free Income Fund may acquire rights regarding specified portfolio securities under puts. The policy of the Tax-Free Income Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the municipal securities acquired subject to the put and the interest on the municipal securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tax-Free Income Fund could acquire under the Investment Company Act of 1940. Therefore, although the Tax-Free Income Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

      Under Section 1256 of the Code, gain or loss realized by the Tax-Free Income Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Tax-Free Income Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Tax-Free Income Fund characterized in the manner described above.

      Offsetting positions held by the Tax-Free Income Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

      If the Tax-Free Income Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Tax-Free Income Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Tax-Free Income Fund, losses realized by the Tax-Free Income Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

      Investment by the Tax-Free Income Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Tax-Free Income Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Tax-Free Income Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      Income itself exempt from Federal income taxation may be considered in addition to taxable income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.


MAJOR SHAREHOLDERS


      As of January 18, 2000, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

         As of January 18, 2000, the following shareholders held five percent or greater of shares of the Funds:

                                                                                      PERCENTAGE OF FUND'S
FUND/CLASS                                                   NO. OF SHARES                TOTAL ASSETS

NATIONWIDE INTERMEDIATE GOVERNMENT INCOME FUND-CLASS D

Nationwide Life Insurance Co.                                1,876,702.1360                    34.93%
QPVA

                                                                                PERCENTAGE OF FUND'S
FUND/CLASS                                               NO. OF SHARES              TOTAL ASSETS

c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

GROWTH FUND- CLASS D

Nationwide Life Insurance Co.                            15,652,683.9010               28.59%
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

NATIONWIDE FUND- CLASS D
                                                          5,692,321.2750                7.69%
Nationwide Life Insurance Co.
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Co.                            11,850,522.8360               16.01%
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Co.                             6,402,955.1040                8.65%
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Co.                             4,026,810.5620                5.44%
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

NATIONWIDE BOND FUND - CLASS D

Nationwide Life Insurance Co.                             3,467,912.2760               25.18%
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

NATIONWIDE MONEY MARKET FUND CLASS D

                                                                                       PERCENTAGE OF FUND'S
FUND/CLASS                                                       NO. OF SHARES             TOTAL ASSETS

Nationwide Life Insurance Co.                                     77,876,161.0380               6.01%
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Co.                                    634,058,390.6000              48.92%
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Co.                                     82,840,667.6000               6.39%
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

NATIONWIDE CLR MONEY MARKET- CLASS R

Nationwide Trust Company, FSB                                     27,324,009.8800              58.07%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Pensions Managed                                        8,611,753.3500              18.30%
Variable Account
Personal Portfolio Series #1
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Life Insurance Co.                                      6,916,290.3500              14.70%
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

NW S&P 500 INDEX FUND

Nationwide Life Co                                                 2,025,344.2330              78.61%
Attn. Gary Berndt
1 Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Asset Allocation Trust                                    177,525.0240               6.89%
c/o Nationwide Advisory Services Inc 3-26-04
Moderate Portfolio
3 Nationwide Plaza


                                                                                       PERCENTAGE OF FUND'S
FUND/CLASS                                                       NO. OF SHARES             TOTAL ASSETS
Columbus, Ohio 43215-2410

Nationwide Asset Allocation Trust                                  130,022.1570               5.05%
c/o Nationwide Advisory Services Inc 3-26-04
Aggressive Portfolio
3 Nationwide Plaza
Columbus, Ohio 43215-2410

NATIONWIDE INTERMEDIATE USG BOND -
CLASS A

Nationwide Pensions Managed                                        525,134.6410              10.10%
Variable Account
Personal Portfolio Series #1
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                        546,864.8340              10.52%
Variable Account
Personal Portfolio Series #2
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                      1,036,284.1280              19.93%
Variable Account
Personal Portfolio Series #3
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                      1,415,984.3380              27.24%
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                      1,158,948.4610              22.29%
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                        343,643.0980               6.61%
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, Ohio 43215-2239

NATIONWIDE INTERMEDIATE USG BOND -

                                                                             PERCENTAGE OF FUND'S
FUND/CLASS                                               NO. OF SHARES           TOTAL ASSETS

CLASS B

Wanda Fay Whitley
51 Lakeshore Ln                                           9,817.8270              8.93%
Chattanooga, TN 37415-7015

Vernie M. Weaver                                          6,659.7270              6.06%
T/O/D
3708 Cyrus Creek Rd
Darrdoursville, WV 25504

Norma Louise Bugg                                         7,682.6280              6.99%
T/O/D
RR 4 Box 51
Tangier, IN 47952-9019

NATIONWIDE MONEY MARKET FUND-CLASS B

Audrey J. Anthor                                         10,154.3330              5.38%
T/O/D
27 Ladera DR
Bethel Park, PA 15102-1119
Lynn G. Schroeder &                                      11,315.1800              5.99%
Suzanne Schroeder  JT WROS
T/O/D
901 Stonegate Ct
York, PA 17404-1036

Denise A. Ivni &                                         11,302.2500              5.98%
Alessandro V. Ivni  JT WROS
745 Southcrest Dr
Pittsburgh, PA 15226-1238

Denise A. Ivni                                           12,048.6200              6.38%
T/O/D
745 Southcrest Dr
Pittsburgh, PA 15226-1238

NAS as Custodian for IRA Plan                            13,965.1600              7.40%
R. Duane Gross
662 Brookland Rd
Coudersport, PA 16915-8028

NAS as Custodian for IRA Plan                            11,383.2500              6.03%
Thomas L. Storr
4330 Lower Fords Rd
Drofind, ID 8.544

                                                                                     PERCENTAGE OF FUND'S
FUND/CLASS                                                       NO. OF SHARES           TOTAL ASSETS

NAS as Custodian for IRA Plan                                    22,190.3500              11.75%
Loree W. Sowell
Rollover Account
6708 Lovington Dr
Dallas, TX 75252-2545

NAS as Custodian for IRA Plan
Claude D. Johnson, Jr
NC 69 Box 1340                                                   26,291.1500              13.92%
Bigfoot, TX 78005-9303

Frank Floria &                                                    9,996.0100               5.29%
Angelina Floria JT WROS
460 Salisbury Park Dr., Apt. 2G
Westbury, NY 11590-6565

NATIONWIDE BOND FUND - CLASS A

NAS as Custodian For IRA Plan                                    20,988.7350               5.88%
Lacy E. Jones
Rollover Account
581 Moores Landing Rd
Hampstead, NC 2844-8619

I Know I Can Fund Of the Columbus Foundation                     39,499.7710              11.06%
1234 E. Broad St
Columbus, Ohio 43205-1405

NATIONWIDE BOND FUND - CLASS D

Joan C. Edwards                                                  21,933.2090              12.12%
114 Hunter Pkwy
Cuyanoga Fls, Ohio 4223-3750

NATIONWIDE TAX-FREE INCOME - CLASS A

Geraldine H. Zerphey                                             18,933.8240               8.02%
T/O/D
232 N. Locust St
Elizabethtown, PA 17022-1929

Larry K. Brinton and                                             12,585.1180               5.33%
Garry L. Brinton  JTWROS
T/O/D
9 Nelson Manor LN
Middletown, PA 17057-4905

Mary M. Dais &                                                   36,866.3590              15.61%

                                                                                 PERCENTAGE OF FUND'S
FUND/CLASS                                                  NO. OF SHARES           TOTAL ASSETS

William F. Dais  JT WROS
910 Buckeye St
Genoa, OH 43430-1523

Richard C. Stansbury                                        20,253.8030               8.58%
T/O/D
201 St Mark Way, Apt.404
Westminster, MD 21158-4195

NATIONWIDE TAX-FREE INCOME - CLASS D

Lenville F. Shelley and                                     19,687.2540               5.10%
Lois Shelley As JT WROS
4723 Alpine Ave
Cincinnati, Ohio 45242-7403

NATIONWIDE MID CAP GROWTH FUND CLASS D

Nationwide Life Ins Co                                      30,028.1160               5.99%
Attn: Pamela Smith
1/32/05
One Nationwide Plaza
Columbus, Ohio 43215-2239

MORLEY CAPITAL ACCUMULATION FUND ISC

Nationwide Life Ins. Co.                                   104,028.7590              98.10%
Attn: Pamela Smith
One Nationwide Plaza
Columbus, Ohio 43215-2239

MORLEY CAPITAL ACCUMULATION FUND IC

Morley Capital Management                                  202,231.2170              39.24%
5665 SW Meadows Rd, Ste. 400
Lake Oswego, OR 97035-3193

Nationwide Life Ins. Co.                                   313,125.6380              60.75%
Attn: Pam Smith
One Nationwide Plaza
Columbus, Ohio 43215-2239

MORLEY CAPITAL ACCUMULATION FUND IRA

Nationwide Life Co.                                        104,027.4000              56.65%
Attn: Pam Smith
1 Nationwide Plaza
Columbus, Ohio 43215-2239

                                                                                 PERCENTAGE OF FUND'S
FUND/CLASS                                                  NO. OF SHARES           TOTAL ASSETS

NAS As Cust for IRA Plan                                     70,677.6720              38.49%
Harold N. Morley
Rollover Account
18016 Skyland Cir
Lake Oswego, OR 97034-6452

PRESTIGE LARGE CAP VALUE FUND - CLASS A

Nationwide Pensions Managed                                 167,923.9930               6.42%
Variable Account
Personal Portfolio Series #1
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                 198,651.3120               7.60%
Variable Account
Personal Portfolio Series #3
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                 678,599.9810              25.95%
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                 740,531.4720              28.32%
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                 658,753.9040              25.19%
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, Ohio 43215-2239

PRESTIGE LARGE CAP VALUE FUND - CLASS B

NAS as Cust for IRA Plan                                      1,211.1750               6.46%
Jeffrey V. Medema
Rollover Account
1728 Kilgore Road
Dayton, TX 77520-3923

NAS as Cust for IRA Plan                                        963.2160               5.14%

                                                                                 PERCENTAGE OF FUND'S
FUND/CLASS                                                  NO. OF SHARES           TOTAL ASSETS

Wendy L. Morris
Rollover Account
406 19th St
Mendota, IL 61342-1240

Mary R. Brown                                                  1,257.5450               6.71%
1869 Prospect Road
Lawrenceville, GA 30043-2758

Doug L. Brown &                                                2,460.4640              13.12%
Jackie Lynn Brown  JT WROS
1839 Prospect Road
Lawrenceville, GA 30043-2758

PRESTIGE LARGE CAP VALUE FUND - CLASS Y

Nationwide Life Insurance Co.                                 10,506.5050              13.74%
GPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance                                     46,008.9120              60.18%
NACO
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance                                     19,941.3360              26.08%
DCVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

PRESTIGE LARGE CAP GROWTH FUND - CLASS A

Nationwide Pensions Managed                                  117,823.8320               5.04%
Variable Account
Personal Portfolio Series #1
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                  147,200.0480               6.30%
Variable Account
Personal Portfolio Series #2
One Nationwide Plaza
Columbus, Ohio 43215-2239

                                                                                 PERCENTAGE OF FUND'S
FUND/CLASS                                                  NO. OF SHARES           TOTAL ASSETS

Nationwide Pensions Managed                                  278,957.0450              11.94%
Variable Account
Personal Portfolio Series #3
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                  476,461.9850              20.39%
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                  519,948.3510              22.25%
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                  693,796.2310              29.69%
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, Ohio 43215-2239

PRESTIGE LARGE CAP GROWTH FUND - CLASS B

Ron Finnell                                                    7,358.3520               7.23%
T/O/D
P.O. Box 141
Sedalia, MD 65302-0141

PRESTIGE LARGE CAP GROWTH FUND - CLASS Y

Nationwide Life Insurance Co.                                 85,783.7860              23.12%
GPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Co.                                141,217.2530              38.06%
NACO
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Co.                                144,042.8810              38.82%
DCVA
c/o IPO Portfolio Accounting
P.O. Box 182029

                                                                         PERCENTAGE OF FUND'S
FUND/CLASS                                            NO. OF SHARES         TOTAL ASSETS

Columbus, Ohio 43218-2029

PRESTIGE BALANCED FUND - CLASS A

Nationwide Life Insurance Co.                          19,086.2470               8.18%
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Co.                                   169,922.1830              72.79%
Attn: Pam Smith
1 Nationwide Plaza
Columbus, Ohio 43215-2239

PRESTIGE BALANCED FUND - CLASS B

Nationwide Life Co.                                   167,469.7720              87.70%
Attn: Pam Smith
1 Nationwide Plaza
Columbus, Ohio 43215-2239

PRESTIGE BALANCED FUND - CLASS Y

Nationwide Life Insurance Co.                          58,301.9510              20.57%
NACO
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Co.                          48,449.8900              17.10%
DCVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Co.                                   170,137.5400              60.03%
Attn: Pam Smith
1 Nationwide Plaza
Columbus, Ohio 43215-2239

PRESTIGE SMALL CAP FUND - CLASS A

Nationwide Pensions Managed                           173,692.4600              10.01%
Variable Account
Personal Portfolio Series #3
One Nationwide Plaza
Columbus, Ohio 43215-2239

                                                                           PERCENTAGE OF FUND'S
FUND/CLASS                                            NO. OF SHARES           TOTAL ASSETS

Nationwide Pensions Managed                           296,688.0690              17.10%
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                           647,492.7210              37.33%
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                           575.989.7790              33.21%
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, Ohio 43215-2239

PRESTIGE SMALL CAP FUND - CLASS B

Doug L. Brown &                                         2,220.0790               9.96%
Jackie Lynn Brown  JT WROS
1839 Prospect Road
Lawrenceville, GA 30043-2753

NAS as Cust of IRA Plan                                 3,342.9570              15.00%
John F. Carlin
694 Jenney Mill Ct
Marietta, GA 30068-2221

PRESTIGE SMALL CAP FUND - CLASS Y

Nationwide Life Insurance Co.                          24,586.0680              14.16%
GPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Co.                          61,335.0170              35.31%
NACO
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Co.                          87,767.4640              50.53%
DCVA
c/o IPO Portfolio Accounting

                                                                           PERCENTAGE OF FUND'S
FUND/CLASS                                            NO. OF SHARES           TOTAL ASSETS

P.O. Box 182029
Columbus, Ohio 43218-2029

PRESTIGE INTERNATIONAL FUND - CLASS A

Nationwide Pensions Managed                               290,704.2310              24.51%
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                               317,239.2660              26.75%
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                               564,412.9800              47.59%
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, Ohio 43215-2239

PRESTIGE INTERNATIONAL FUND - CLASS B

Scott William Stilwell                                        442.0870               8.68%
10471 Manoning Ave
Brooksville, Fl 34614-3078

Paulette S. Novak                                             259.0670               5.09%
T/O/D
3785 Grafton Road
Brunswick, Ohio 44212-2131

NAS as Cust for IRA Plan                                      283.9830               5.58%
Jeffrey V. Medema
Rollover Account
1728 Kilgore Road
Daytown, TX 77520-3923

Gerald Lamendola                                              272.8600               5.36%
6365 E. Bethany Leroy Road
Stafford, NY 14143-9535

NAS as Cust for IRA Plan                                      395.0540               7.76%
Robert H. Thompson
Rollover Account
3309 Marian Cove Cir

                                                                           PERCENTAGE OF FUND'S
FUND/CLASS                                            NO. OF SHARES           TOTAL ASSETS

Elk Grove, CA 95758-4676

NAS as Cust for IRS Plan                                        283.1710               5.56%
James A Haut
635 Hall St. Apt. 8
Susanville, CA 96130-3744

John S. Uzzo                                                    533.7210              10.48%
T/O/D
12744 Forrest Dr.
Edinboro, PA 16412-1282

NAS as Cust for IRA Plan                                        319.0520               6.26%
Suzanne M. Walter
Rollover Account
164 Mystic CV SW
Lilburn, GA 30047-3936

NAS as Cust for IRA Plan                                        474.2300               9.31%
Richard Dean Cira
Rollover Account
10 Little Acorn Circle
Pittsford, NY 14534-3312

PRESTIGE INTERNATIONAL FUND - CLASS Y

Nationwide Life Insurance Co.                                 5,174.7620               8.59%
GPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Nationwide Life Insurance Co.                                26,057.4930              43.08%
NACO
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Nationwide Life Insurance Co.                                29,205.2070              48.29%
DCVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

NW S&P 500 INDEX FUND - CLASS R

Nationwide Life Insurance Co.                             6,427,882.4100              97.95%
QPVA

                                                                        PERCENTAGE OF FUND'S
FUND/CLASS                                          NO. OF SHARES          TOTAL ASSETS

c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

NW S&P 500 INDEX FUND - CLASS Y

Nationwide Life Insurance Co.                       603,400.7230              39.23%
NACO
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029


Nationwide Life Insurance Co.                       878,373.5100              57.11%
DCVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029


      To the extent, Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.


      Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.


FINANCIAL STATEMENTS

      The Report of Independent Auditors and Financial Statements of the Funds for the period ended October 31, 1999 are incorporated by reference to the Trust's Annual Reports. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll-free 1-800-848-0920.

APPENDIX A

BOND RATINGS

STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      2.    Nature of and provisions of the obligation.

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B - Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC - Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC - Debt rated `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C - Debt rated `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating `CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3--Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.


FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and represent the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC        Bonds are considered a high default risk. Default is a real
and C          possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signal imminent default.

DDD, DD        Bonds are in default. Such bonds are not meeting current
and D          obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.


DUFF & PHELPS, INC.  LONG-TERM DEBT RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of `BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE                        DEFINITION
--------------                      -----------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+                 High credit quality. Protection factors are strong. Risk is
AA                  modest, but may vary slightly from time to time because of
AA-                 economic conditions.

A+                  Protection factors are average but adequate. However, risk
A                   factors are more variable and greater in periods of economic
A-                  stress.

BBB+                Below average protection factors but still considered
BBB                 sufficient for prudent investment. Considerable variability
BBB-                in risk during economic cycles.

BB+                 Below investment grade but deemed likely to meet obligations
BB                  when due. Present or prospective financial protection
BB-                 factors fluctuate according to industry conditions or
                    company fortunes. Overall quality may move up or down frequently within this category.

B+                  Below investment grade and possessing risk that
B                   obligations will not be met when due. Financial protection
B-                  factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent Changes in the rating within this category or into a higher or lower rating grade.

C-                  Well below investment grade securities. Considerable
CCC                 uncertainty exists as to timely payment of principal,
                    interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                  Preferred stock with dividend arrearages.

SHORT-TERM RATINGS


STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.


STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.


MOODY'S NOTE RATINGS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

DUFF & PHELPS SHORT-TERM DEBT RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

      HIGH GRADE

         D-1+ Highest certainty of timely payment. short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                     GOOD GRADE

         D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                     SATISFACTORY GRADE

         D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                     NON-INVESTMENT GRADE

         D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                     DEFAULT

         D-5 Issuer failed to meet scheduled principal and/or interest payments.


THOMSON'S SHORT-TERM RATINGS

The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                                     PART C


OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Amended Declaration of Trust previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

(b) Amended Bylaws previously filed with the Trust's Registration Statement on August 7, 1998, and is hereby incorporated by reference.

(c) Certificates for shares are not issued. Articles V, VI, VII, and VIII of the Declaration of Trust, incorporated by reference to Exhibit (1) hereto, define rights of holders of shares.


(d)(1)(a) Investment Advisory Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

      (b) Amendment to Investment Advisory Agreement previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

      (c) Amended Exhibit A to the Investment Advisory Agreement previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.


   (2)(a) Investment Advisory Agreement for the Morley Capital Accumulation Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.


      (b) Amended Exhibit A to the Investment Advisory Agreement for the Morley Capital Accumulation Fund and the Morley Enhanced Income Fund previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.


   (3)   Subadvisory Agreements.

         (a)Subadvisory Agreement with Fund Asset Management, L.P. for
                  S & P 500 Index Fund report for October 29,1999, previously filed with the Trust's Registration Statement on October 29, 1999, and is hereby incorporated by reference.
         (b)(1) Subadvisory Agreement for the Prestige Large Cap Value Fund January 5, 1999, and is hereby incorporated by reference.
            (2)   Amendment to Subadvisory Agreement.

         (c)(1) Subadvisory Agreement for the Prestige Large Cap Growth Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2)   Amendment to Subadvisory Agreement.

         (d)(1) Subadvisory Agreement for the Prestige Small Cap Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2)   Amendment to Subadvisory Agreement.

         (e)(1) Subadvisory Agreement for the Prestige International Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2)   Amendment to Subadvisory Agreement.

         (f)(1) Subadvisory Agreement for the Prestige Balanced Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2)   Amendment to Subadvisory Agreement.

(e)(1) Underwriting Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
   (2) Model Dealer Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

(f)      Not applicable.

(g) Custody Agreement previously filed with the Trust's original Registration Statement on November 18, 1997, and is hereby incorporated by reference.

(h)(1)(a) Fund Administration Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.


      (b) Amendment to Fund Administration Agreement previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.


      (c) Proposed Amended Exhibit A to Fund Administration Agreement.
   (2) Transfer and Dividend Disbursing Agent. previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

   (3) Agreement and Plan of Reorganization between Nationwide Investing Foundation and the Trust previously filed with the Trust's Registration Statement on form N-14 ('33 Act File No. 333-41175) on November 24, 1997, and is hereby incorporated by reference.

   (4) Agreement and Plan of Reorganization between Nationwide Investing Foundation II and the Trust Previously filed with the Trust's Registration Statement on Form N-14 ('33 Act File No.333-41175) on November 24, 1997, and is hereby incorporated by reference.

   (5) Agreement and Plan of Reorganization between Financial Horizons Investment Trust and the Trust previously filed with the Trust's Registration Statement on Form N-14 ('33 Act File No. 333-41175) on November 24, 1997 and is hereby incorporated by reference.

   (6) Administrative Services Plan and Services Agreement previously filed on January 5, 1999, and is hereby incorporated by reference.

(i) Opinion of Counsel previously filed and is hereby incorporated by reference.

(j)       Consent of KPMG LLP, Independent Auditors.

(k)       Not applicable.

(l) Purchase Agreement previously filed with Trust's Registration Statement on January 2, 1998, and hereby incorporated by reference.

(m)(1) Amended Distribution Plan previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

   (2) Dealer Agreement (see Exhibit 6(b)) previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

   (3) Rule 12b-1 Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

(n)       Financial Data Schedule.

(o) Amended 18f-3 Plan previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

Power of Attorney dated November 7, 1997 previously filed in the Trust's Pre-Effective Amendment and is hereby incorporated by reference.


Power of Attorney dated February 9, 2000.


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
           WITH REGISTRANT
           No person is presently controlled by or under common control with Registrant.

ITEM 25.   INDEMNIFICATION
           Indemnification provisions for officers, directors and employees of Registrant are set forth in Article V, Section 5.2 of the Declaration of Trust. In addition, Section 1743.13 of the Ohio Revised Code provides that no liability to third persons for any act, omission or obligation shall attach to the trustees, officers, employees or agents of a business trust organized under Ohio statutes. The trustees are also covered by an errors and omissions policy provided by the Trust covering actions taken by the trustees in their capacity as trustee. See Item 24(b)1 above.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           (a) Villanova Mutual Fund Capital Trust, ("VMF"), the investment adviser of the Trust, also serves as investment adviser to the Nationwide Separate Account Trust.

           The Directors of Villanova Capital, Inc., VMF's managing unitholder and the officers of VMF are as follows:

Joseph J. Gasper         Director and President and Chief Operating Officer
                         --------------------------------------------------

                                      Nationwide Life Insurance Company
                                      Nationwide Life and Annuity Insurance
                                      Company
                                      Nationwide Financial Services, Inc.

                                      Director and Chairman of the Board
                                      ----------------------------------
                                      National Deferred Compensation, Inc.
                                      Nationwide Investment Services Corp

                                      Director and Vice Chairman
                                      --------------------------
                                        ALLIED Group Merchant Banking Corp
                                      ALLIED Life Brokerage Agency, Inc.
                                      ALLIED Life Financial Corporation
                                      ALLIED Life Insurance Company
                                      Nationwide Financial Institution
                                      Distributors Agency, Inc.

                                        Nationwide Global Funds
                                      Nationwide Global Holdings, Inc.
                                      Nationwide Retirement Solutions, Inc.
                                      Neckura Life Insurance Company
                                      NFS Distributors, Inc.
                                      Pension Associates, Inc.
                                      Villanova Capital, Inc.

                                      Vice Chairman
                                      -------------
                                      Villanova Mutual Fund Capital Trust
                                      Villanova SA Capital Trust

                                      Villanova Value Investors, LLC


                                      Director and President
                                      ----------------------

                                      Employers Life Insurance Company of
                                      Wausau
                                      Nationwide Advisory Services, Inc.
                                      Nationwide Investor Services, Inc.
                                      Nationwide Financial Services (Bermuda)
                                      Ltd.
                                      Wausau Preferred Health Insurance
                                      Company

                                      Director
                                      --------
                                      Affiliate Agency, Inc.
                                      Affiliate Agency of Ohio, Inc.
                                        Financial Horizons Distributors Agency
                                        Of Alabama, Inc.

                                        Financial Horizons Distributors Agency
                                        of Ohio, Inc.
                                        Financial Horizons Distributors Agency
                                        of Oklahoma, Inc.
                                        Financial Horizons Securities,
                                        Corp.,Inc
                                        Landmark Financial Services of New
                                        York,
                                        Leben Direkt Insurance Company
                                        Morley Financial Services, Inc.
                                        Nationwide Indemnity Company
                                        Neckura Holding Company
                                        NGH Luxembourg, S.A.
                                        PanEurolife

                                        Trustee and Chairman
                                        --------------------
                                        Nationwide Asset Allocation Trust
                                        Nationwide Separate Account Trust

                                        Trustee and President
                                        ---------------------
                                        Nationwide Insurance Golf Charities,
                                        Inc.

                                        Board of Managers
                                        -----------------
                                        Nationwide Services Company, LLC.

Dennis W. Click                         Vice President and Secretary
                                        ------------------------------
                                        Nationwide Mutual Insurance Company
                                        Nationwide Mutual Fire Insurance Company

                                          Nationwide General Insurance
                                          Company
                                          Nationwide Property and Casualty
                                          Insurance Company
                                        Nationwide Life Insurance Company

                                           Nationwide Life and Annuity
                                           Insurance Company
                                        Nationwide Financial Services, Inc.
                                        Nationwide Services Company, LLC.
                                        Nationwide Properties, Ltd.
                                        Nationwide Realty Investors, Ltd.

                                           Nationwide Financial Institution
                                           Distributors Agency, Inc.
                                        Nationwide International Underwriters
                                        AID Finance Services, Inc.
                                        ALLIED General Agency Company
                                        ALLIED Group, Inc.
                                        ALLIED Group Insurance Marketing Company
                                        ALLIED Group Mortgage Company
                                        ALLIED Life Brokerage Agency, Inc.
                                        ALLIED Life Financial Corporation
                                        ALLIED Life Insurance Company

                                        ALLIED Property and Casualty Insurance
                                        Company
                                        AMCO Insurance Company
                                        American Marine Underwriters, Inc.
                                        Cal-Ag Insurance Services, Inc.
                                        CalFarm Insurance Agency
                                        CalFarm Insurance Company
                                        Colonial County Mutual Insurance Company
                                        Colonial Insurance Company of Wisconsin
                                        Depositors  Insurance Company
                                        Midwest Printing Services, Ltd.
                                        Premier Agency, Inc.
                                        Western Heritage Insurance Company

                                        Gates McDonald & Company
                                        GatesMcDonald Health Plus Inc.
                                        Gates, McDonald & Company of Nevada

                                          Gates, McDonald & Company of New York,
                                          Inc.
                                        National Casualty Company
                                        National Deferred Compensation, Inc.
                                        Nationwide Global Holdings, Inc.
                                        Nationwide Cash Management Company
                                        Nationwide Indemnity Company

                                          Nationwide Community Urban
                                          Redevelopment Corporation
                                          Nevada Independent Companies-
                                          Construction
                                          Nevada Independent Companies-Health
                                          and Nonprofit
                                        Nevada Independent Companies-Hospitality and Entertainment
                                        Nevada Independent Companies-
                                        Manufacturing,
                                        Transportation and Distribution
                                        NFS Distributors, Inc.
                                        Farmland Mutual Insurance Company
                                        Lone Star General Agency, Inc.
                                          Nationwide Agribusiness Insurance
                                          Company
                                          Employers Life Insurance Company of
                                          Wausau
                                        Nationwide Advisory Services, Inc.
                                        Nationwide Investors Services, Inc.
                                        Nationwide Corporation

                                          Nationwide Insurance Enterprise
                                          Foundation
                                          Nationwide Investment Services
                                          Corporation
                                        Scottsdale Indemnity Company
                                        Scottsdale Insurance Company

                                          Scottsdale Surplus Lines Insurance
                                          Company
                                        Affiliate Agency, Inc.
                                        Affiliate Agency of Ohio, Inc.

                                           Financial Horizons Distributors
                                           Agency of Alabama, Inc.
                                           Financial Horizons Distributors
                                           Agency of Ohio, Inc.
                                           Financial Horizons Distributors
                                           Agency of Oklahoma, Inc.
                                        Financial Horizons Securities
                                        Corporation
                                        Landmark Financial Services of New
                                        York, Inc.
                                        Nationwide Retirement Solutions, Inc.

                                          Nationwide Retirement Solutions, Inc.
                                          of Alabama
                                          Nationwide Retirement Solutions, Inc.
                                          of Arizona
                                          Nationwide Retirement Solutions, Inc.
                                          of Arkansas
                                        Nationwide Retirement Solutions, Inc.
                                        of Montana
                                        Nationwide Retirement Solutions, Inc.
                                        of Nevada
                                        Nationwide Retirement Solutions, Inc.
                                        of New Mexico
                                        Nationwide Retirement Solutions, Inc.
                                        of Ohio
                                        Nationwide Retirement Solutions, Inc.
                                        of Oklahoma
                                        Nationwide Retirement Solutions, Inc.
                                        of South Dakota
                                        Nationwide Retirement Solutions, Inc.
                                        of Wyoming
                                        Nationwide Agency, Inc.
                                        Nationwide Health Plans, Inc.
                                        Nationwide Management Systems, Inc.
                                        MRM Investments, Inc.

                                          National Premium and Benefit
                                          Administration Company
                                        Nationwide Insurance Company of America
                                        Nationwide Insurance Company of Florida
                                        Morley Financial Services, Inc.
                                        Pension Associates, Inc.
                                        Villanova Capital, Inc.
                                        Villanova Mutual Fund Capital Trust
                                        Villanova SA Capital Trust

                                        Villanova Value Investors, LLC


                                          Wausau Preferred Health Insurance
                                          Company

                                        Assistant Secretary
                                        -------------------

                                          Nationwide Financial Services
                                          (Bermuda) Ltd.

                                        Vice President and Assistant Secretary
                                        --------------------------------------

                                          ALLIED Group Merchant Banking
                                          Corporation

                                        Vice President and Clerk
                                        ------------------------
                                        Healthcare First, Inc.

                                          Nationwide Retirement Solutions
                                          Insurance Agency, Inc.

Paul J. Hondros                        Director
                                       --------

                                         Nationwide Advisory Services, Inc.
                                       Nationwide Investors Services, Inc.
                                       President and Chief Executive Officer
                                       Villanova Capital, Inc.
                                       Villanova Mutual Fund Capital Trust
                                       Villanova SA Capital Trust
                                       Villanova Value Investors, LLC


Dimon R. McFerson                        Chairman and Chief Executive Officer
                                         Nationwide Insurance
                                         ------------------------------------
                                       Enterprise and Director
                                       -----------------------
                                       ALLIED Group, Inc.
                                       ALLIED Life Financial Corporation
                                       Farmland Mutual Insurance Company

                                         GatesMcDonald Health Plus, Inc.
                                         Nationwide Agribusiness Insurance
                                         Company
                                       National Casualty Company
                                       Nationwide Financial Services, Inc.
                                       Scottsdale Indemnity Company
                                       Scottsdale Insurance Company

                                         Scottsdale Surplus Lines Insurance
                                         Company

                                       Chairman and Chief Executive Officer and
                                       Director
                                       ----------------------------------------
                                       Nationwide Mutual Insurance Company
                                       Nationwide Mutual Fire Insurance Company
                                       Nationwide General Insurance Company

                                         Nationwide Property and Casualty
                                         Insurance Company
                                       Nationwide Life Insurance Company

                                         Nationwide Life and Annuity Insurance
                                         Company
                                       Colonial Insurance Company of Wisconsin
                                       National Deferred Compensation, Inc.
                                       Nationwide Cash Management Company
                                       Nationwide Global Holdings, Inc.
                                       Nationwide Indemnity Company
                                       Nationwide Insurance Company of America

                                         Nationwide Investment Services
                                         Corporation

                                       Chairman and Chief Executive Officer,
                                       President and Director
                                       -------------------------------------
                                       Nationwide Corporation

                                       Chairman of the Board, Chairman and
                                       Chief Executive
                                       -----------------------------------
                                         Officer and Director
                                         --------------------
                                         American Marine Underwriters, Inc.

                                           Employers Life Insurance Company of
                                           Wausau
                                         Nationwide Advisory Services, Inc.

                                           Nationwide Financial Institution
                                           Distributors Agency, Inc
                                        Nationwide International Underwriters
                                        Nationwide Investor Services, Inc.
                                        Nationwide Retirement Solutions, Inc.
                                        NFS Distributors, Inc.
                                        Pension Associates, Inc.

                                          Wausau Preferred Health Insurance
                                          Company

                                        Chairman of the Board, Chairman and
                                        Chief Executive
                                        -----------------------------------

                                        Officer-Nationwide Insurance Enterprise
                                        and Director
                                        ---------------------------------------
                                        AID Finance Services, Inc.
                                        ALLIED General Agency Company
                                        ALLIED Group Insurance Marketing Company

                                          ALLIED Group Merchant Banking
                                          Corporation
                                        ALLIED Group Mortgage Company
                                        ALLIED Life Brokerage Agency, Inc.
                                        ALLIED Life Insurance Company

                                          ALLIED Property and Casualty
                                          Insurance Company
                                        AMCO Insurance Company
                                        Depositors  Insurance Company
                                        Midwest Printing Services, Ltd.
                                        Premier Agency, Inc.
                                        Western Heritage Insurance Company
                                        Gates, McDonald and Company
                                        Nationwide Retirement Solutions, Inc.

                                          Nationwide Insurance Enterprise
                                          Services, Ltd.
                                        Villanova Capital, Inc.

                                        Trustee and Chairman
                                        --------------------
                                        Financial Horizons Investment Trust
                                        Nationwide Investing Foundation

                                        Nationwide Investing Foundation II
                                        Nationwide Mutual Funds

                                        Chairman of the Board
                                        ---------------------

                                          Nationwide Insurance Golf Charities,
                                          Inc.

                                        Chairman of the Board and Director
                                        ----------------------------------
                                        Cal-Ag Insurance Services, Inc.
                                        CalFarm Insurance Agency
                                        CalFarm Insurance Company
                                        Lone Star General Agency, Inc.

                                          Nationwide Community Urban
                                          Redevelopment Corporation
                                        Colonial County Mutual Insurance Company

                                        Director
                                        --------
                                        Gates, McDonald & Company of Nevada
                                        Gates, McDonald & Company of New York
                                        Healthcare First, Inc.
                                        MRM Investments, Inc.
                                        Morley Financial Services, Inc.
                                        Nationwide Agency, Inc.
                                        Nationwide Health Plans, Inc.
                                        Nationwide Management Systems, Inc.

                                          Nevada Independent Companies-
                                          Construction
                                          Nevada Independent Companies-Health
                                          and Nonprofit
                                          Nevada Independent Companies-
                                          Hospitality and Entertainment

                                            Nevada Independent Companies-
                                            Manufacturing,
                                             Transportation and Distribution
                                        PanEurolife

                                        Chairman of the Board, Chairman and
                                        Chief Executive
                                        -----------------------------------
                                        Officer and Trustee
                                        -------------------

                                          Nationwide Insurance Enterprise
                                          Foundation

                                          Member-Board of Managers, Chairman of
                                          the Board,
                                          -------------------------------------
                                          Chairman and Chief Executive Officer

                                          ------------------------------------
                                          Nationwide Properties, Ltd.
                                          Nationwide Realty Investors, Ltd.
                                          Nationwide Services Company, LLC.


                                          Chairman and Chief Executive Officer
                                          ------------------------------------
                                          Nationwide Insurance Company of
                                          Florida

                                          Chairman and Chief Executive Officer-
                                          Nationwide Insurance
                                          -------------------------------------
                                          Enterprise
                                          ----------
                                          Villanova Mutual Fund Capital Trust
                                          Villanova SA Capital Trust


                                          Chairman
                                          --------------------------------------
                                          Villanova Value Investors, LLC


Robert A. Oakley
                                        Executive Vice President-Chief Financial
                                        Officer
                                        ----------------------------------------
                                          Nationwide Mutual Insurance Company
                                          Nationwide Mutual Fire Insurance
                                          Company
                                          Nationwide General Insurance Company

                                            Nationwide Property and Casualty
                                            Insurance Company
                                          Nationwide Life Insurance Company

                                            Nationwide Life and Annuity
                                            Insurance Company
                                          ALLIED Group. Inc.
                                          ALLIED Life Financial Corporation
                                          CalFarm Insurance Company

                                            Employers Life Insurance Company
                                            of Wausau
                                          National Casualty Company

                                            National Premium and Benefit
                                            Administration Company
                                          Farmland Mutual Insurance Company

                                            Nationwide Financial Institution
                                            Distributors Agency, Inc.
                                          Lone Star General Agency, Inc.

                                            Nationwide Agribusiness Insurance
                                            Company
                                          Nationwide Corporation
                                          Nationwide Financial Services, Inc.

                                            Nationwide Investment Services
                                            Corporation
                                          Nationwide Investor Services, Inc.

                                            Nationwide Insurance Enterprise
                                            Foundation
                                          Nationwide Properties, Ltd.
                                          Nationwide Realty Investors, Ltd.
                                          Nationwide Retirement Solutions, Inc.
                                          Colonial County Mutual Insurance
                                          Company
                                          Pension Associates, Inc.
                                          Nationwide Retirement Solutions, Inc.
                                          Scottsdale Indemnity Company
                                          Scottsdale Insurance Company

                                            Scottsdale Surplus Lines Insurance
                                            Company
                                          Villanova Mutual Fund Capital Trust
                                          Villanova SA Capital Trust

                                            Wausau Preferred Health Insurance
                                            Company

                                          Director and Chairman of the Board
                                          ----------------------------------
                                          Neckura Holding Company
                                          Neckura Insurance Company
                                          Neckura Life Insurance Company

                                          Executive Vice President-Chief
                                          Financial Officer and
                                          ------------------------------
                                          Director

                                          AID Finance Services, Inc.
                                          ALLIED General Agency Company
                                          ALLIED Group Insurance Marketing
                                          Company

                                            ALLIED Group Merchant Banking
                                            Corporation
                                          ALLIED Group Mortgage Company
                                          ALLIED Life Brokerage Agency, Inc.

                                          ALLIED Life Insurance Company
                                          ALLIED Property and Casualty
                                          Insurance Company
                                          AMCO Insurance Company
                                          American Marine Underwriters, Inc.
                                          Cal-Ag Insurance Services, Inc.
                                          CalFarm Insurance Agency
                                          Depositors  Insurance Company
                                          Midwest Printing Services, Ltd.
                                          Premier Agency, Inc.
                                          Western Heritage Insurance Company
                                          Colonial Insurance Company of
                                          Wisconsin
                                          Nationwide Cash Management Company
                                          Nationwide Community Urban
                                          Redevelopment Corporation
                                          National Deferred Compensation, Inc.
                                          Nationwide Global Holdings, Inc.

                                          Nationwide Services Company, LLC.
                                          NFS Distributors, Inc.
                                          MRM Investments, Inc.
                                          Nationwide Advisory Services, Inc.
                                          Nationwide Indemnity Company
                                          Nationwide Insurance Company of
                                          America
                                          Nationwide Insurance Company of
                                          Florida
                                          Nationwide International Underwriters
                                          Villanova Capital, Inc.

                                          Director and Vice Chairman
                                          --------------------------
                                          Leben Direkt Insurance Company
                                          Neckura General Insurance Company
                                          Auto Direkt Insurance Company

                                          Director
                                          --------
                                          Gates, McDonald & Company
                                          GatesMcDonald Health Plus Inc.
                                          Healthcare First, Inc.
                                          Morley Financial Services,  Inc.
                                          NGH Luxembourg, S.A.
                                          PanEurolife

                                          Board of Managers, Executive Vice
                                          Pres.-Chief Financial Officer
                                          ---------------------------------
                                          Nationwide Insurance Enterprise
                                          Services, Ltd.

Susan A. Wolken
                                        Senior Vice President - Life Company
                                        Operations
                                        ------------------------------------
                                        Nationwide Mutual Insurance Company
                                        Nationwide Mutual Fire Insurance Company
                                        Nationwide Property and Casualty
                                        Insurance Company
                                          Nationwide Life Insurance Company
                                        Nationwide Life and Annuity Insurance
                                        Company
                                          Nationwide Financial Services, Inc.

                                        Senior Vice President - Life Company
                                        Operations and Director
                                        ------------------------------------
                                        Nationwide Financial Services
                                        (Bermuda) Ltd.

                                        Chairman of the Board and Director
                                        ----------------------------------
                                        Nationwide Trust Company, FSB

                                        Senior Vice President and Director
                                        ----------------------------------
                                        Employers Life Insurance Company of
                                        Wausau
                                        Pension Associates, Inc.
                                        Wausau Preferred Health Insurance
                                        Company

                                        Director
                                        --------
                                        Affiliate Agency, Inc.
                                        Affiliate Agency of Ohio, Inc.

                                          Financial Horizons Distributors
                                          Agency of Alabama, Inc.
                                          Financial Horizons Distributors
                                          Agency of Ohio, Inc.
                                        Financial Horizons Distributors Agency
                                        of Oklahoma, Inc.
                                        Financial Horizons Securities
                                        Corporation
                                        Landmark Financial Services of New
                                        York, Inc.
                                        Nationwide Advisory Services, Inc.
                                        ----------------------------------

                                          Nationwide Financial Institution
                                          Distributors Agency, Inc.
                                        Nationwide Global Funds

                                          Nationwide Investment Services
                                          Corporation
                                        Nationwide Retirement Solutions, Inc.

                                          Nationwide Retirement Solutions
                                          Insurance Agency, Inc.
                                          Nationwide Retirement Solutions, Inc.
                                          of Alabama
                                          Nationwide Retirement Solutions, Inc.
                                          of Arizona
                                          Nationwide Retirement Solutions, Inc.
                                          of Arkansas
                                          Nationwide Retirement Solutions, Inc.
                                          of Montana
                                          Nationwide Retirement Solutions, Inc.
                                          of Nevada

                                        Nationwide Retirement Solutions, Inc.
                                        of New Mexico
                                        Nationwide Retirement Solutions, Inc.
                                        of Ohio
                                        Nationwide Retirement Solutions, Inc.
                                        of Oklahoma
                                        Nationwide Retirement Solutions, Inc.
                                        of South Dakota
                                        Nationwide Retirement Solutions, Inc.
                                        of Wyoming

                                          Villanova Capital, Inc.


Robert J. Woodward, Jr.                 Executive Vice President-Chief
                                        Investment Officer
                                        ------------------------------
                                        Nationwide Mutual Insurance Company
                                        Nationwide Mutual Fire Insurance
                                        Company

                                          Nationwide General Insurance
                                          Company
                                          Nationwide Property and Casualty
                                          Insurance Company
                                        Nationwide Life Insurance Company

                                        Nationwide Life and Annuity Insurance
                                        Company
                                          AID Finance Services, Inc.
                                          ALLIED General Agency Company
                                          ALLIED Group, Inc.
                                          ALLIED Group Insurance Marketing
                                          Company
                                          ALLIED Group Merchant Banking Corp.
                                          ALLIED Life Brokerage Agency, Inc.
                                          ALLIED Life Financial Corporation
                                          ALLIED Life Insurance Company
                                          ALLIED Property and Casualty
                                          Insurance Company
                                          AMCO Insurance Company
                                          Cal-Ag Insurance Services, Inc.
                                          CalFarm Insurance Agency
                                          CalFarm Insurance Company
                                          Depositors  Insurance Company
                                          Midwest Printing Services, Ltd.
                                          Premier Agency, Inc.
                                         Western Heritage Insurance Company

                                        Colonial County Mutual Insurance
                                        Company
                                        Colonial Insurance Company of Wisconsin
                                        Employers Insurance of Wausau A Mutual
                                          Company
                                        Employers Life Insurance Company of
                                          Wausau
                                        Farmland Mutual Insurance Company
                                        Gates, McDonald & Company
                                        GatesMcDonald Health Plus, Inc.
                                        Lone Star General Agency, Inc.
                                        National Casualty Company
                                        Nationwide Financial Services, Inc.
                                        Nationwide Financial Services (Bermuda)
                                          Ltd.
                                        Nationwide Agribusiness Insurance
                                          Company
                                          Nationwide Insurance Company of
                                          America
                                        Nationwide Insurance Company of Florida
                                        Nationwide Corporation
                                        Nationwide Insurance Enterprise
                                          Foundation

                                 Nationwide Insurance Enterprise Serv Ltd
                                 Nationwide Investment Services
                                  Corporation

                                 Nationwide Retirement Solutions, Inc.
                                 NFS Distributors, Inc.
                                 Pension Associates, Inc.
                                 Nationwide Retirement Solutions, Inc.
                                 Scottsdale Indemnity Company
                                 Scottsdale Insurance Company

                                   Scottsdale Surplus Lines Insurance
                                   Company

                                 Villanova Mutual Fund Capital Trust
                                 Villanova SA Capital Trust

                                   Wausau Preferred Health Insurance
                                   Company

                                 Director
                                 --------
                                 Healthcare First, Inc.
                                 Morley Financial Services, Inc.
                                 Nationwide Global Holdings, Inc.
                                 Nationwide Investors Services, Inc.

                                 Member-Board of Managers and Vice Chairman
                                 ------------------------------------------
                                 Nationwide Properties, Ltd.
                                 Nationwide Realty Investors, Ltd.

                                 Member-Board of Managers and Executive
                                 Vice President-Chief
                                 -----------------------------------------
                                 Investment Officer
                                 ------------------
                                 Nationwide Services Company, LLC.

                                 Director and President
                                 ----------------------
                                 MRM Investments, Inc.
                                 Nationwide Cash Management Company

                                    Nationwide Community Urban
                                    Redevelopment Corporation

                                 Director and Executive Vice President-
                                 Chief Investment Officer
                                 ----------------------------------------
                                 Gates, McDonald & Company
                                 GatesMcDonald Health Plus, Inc.
                                 National Deferred Compensation, Inc.
                                 Nationwide Indemnity Company
                                 Nationwide Advisory Services, Inc.
                                 Villanova Capital, Inc.

                                     Director, Vice Chairman and Executive Vice
                                     President-Chief
                                     --------------------------------------

                                     Investment Officer
                                     ------------------
                                     ALLIED Group Mortgage Company

                                     Trustee and Vice Chairman
                                     -------------------------
                                     Nationwide Asset Allocation Trust
                                     Nationwide Separate Account Trust


Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

Farmland Mutual Insurance Company
Nationwide Agribusiness Insurance Company
1963 Bell Avenue
Des Moines, Iowa 50315-1000

Colonial Insurance Company of Wisconsin
One Nationwide Plaza
Columbus, Ohio 43215

Scottsdale Insurance Company
8877 North Gainey Center Drive
P.O. Box 4110
Scottsdale, Arizona 85261-4110

National Casualty Company
P.O. Box 4110
Scottsdale, Arizona 85261-4110

Lone Star General Agency, Inc.
P.O. Box 14700
Austin, Texas 78761

Auto Direkt Insurance Company
Columbus Insurance Brokerage and Service, GMBH
Leben Direkt Insurance Company
Neckura Holding Company
Neckura Insurance Company

Neckura Life Insurance Company
John E. Fisher Str. 1
61440 Oberursel/Ts.
Germany

Nationwide Retirement Solutions, Inc.
Two Nationwide Plaza
Columbus, Ohio 43215

Morley Financial Services, Inc.
5665 S. W. Meadows Rd. , Suite 400
Lake Oswego, Oregon  97035

          (b) UBT serves as investment adviser to the Morley Capital Accumulation Fund. UBT, a trust company organized under the laws of the State of Oregon, is a wholly owned subsidiary of Nationwide Life Insurance Company. UBT conducts a variety of trust activities.

               To the knowledge of the Trust, none of the directors or officers of UBT, except as set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Morley Financial Services, Inc. The directors except as noted below may be contacted C/O UBT, 5665 SW Meadows Rd., Suite 400, Lake Oswego, Oregon 97035.

               Donald C. Burdick, 434 Ridgeway Road, Lake Oswego, OR 97034 Mr. Burdick has been an independent consultant and investor for the past 10 years. Prior to that he was President of Investcorp Financial Services.

               Harold H. Morley, President, CEO and Director of UBT. Mr. Morley is Chairman and Chief Executive Officer of Morley Financial Services, Inc.

               Joan K. Hall, Senior Vice President, Corporate Secretary, Financial Officer and Director of UBT. Ms. Hall is Senior Vice President and Financial Officer of Morley Financial Services.

               Greg E. Ellis, Senior Vice President/ Managing Director. Mr. Ellis is also Senior Vice President/ Managing Director of Morley Capital Management, Inc.

               Peter DeGraff, Vice President and Assistant General Manager.

               Taylor E. Drake, Vice President.

               Frederick F. Fletcher VI, Vice President and Corporate
               Controller.

               Barbara Salisbury, Vice President.

          (c)  Information for the Subadviser of the S&P 500 Index Fund

               (1)  Fund Asset Management, L.P.

                    Fund Asset Management, L.P. ("FAM") acts as subadviser to the S&P 500 Index Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 28 of officers and directors of FAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by FAM (SEC file No. 801-12485).

          (d)  Information for the Subadviser of the Prestige Large Cap Value
               Fund

               (1)  Brinson Partners, Inc.

                    Brinson Partners, Inc. ("Brinson") acts as a subadviser to the Prestige Large Cap Value Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 28 of officers and directors of Brinson, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by Brinson (SEC file No. 801-34910.)

          (e)  Information for the Subadviser of the Prestige Large Cap Growth
               Fund

               (1)  Goldman Sachs Asset Management

                    Goldman Sachs Asset Management ("Goldman") acts as a subadviser to the Large Cap Growth Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 28 of officers and directors of Goldman, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by Goldman (SEC file No. 801-16048.)

          (f)  Information for the Subadviser of the Prestige Balanced Fund

               (1)  J. P. Morgan Investment Management

                    J. P. Morgan Investment Management, Inc. ("JPMIM"), a registered investment adviser, is a wholly owned subsidiary of J. P. Morgan & Co. Incorporated. JPMIM manages employee benefit plans for corporations and unions. JPMIM also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governments, and insurance companies.

                    To the knowledge of the Registrant, none of the directors or executive officers of JPMIM is or has been in the past two fiscal years engaged in any other business or profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York, a New York trust company which is also a wholly owned subsidiary of J. P. Morgan & Co. Incorporated.

          (g)  Information for the Subadviser of the Prestige Small Cap Fund

               (1)  Invesco Management & Research, Inc.

                    Invesco Management & Research, Inc. ("INVESCO") acts as a subadviser to the Small Cap Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 28 of officers and directors of INVESCO, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by INVESCO (SEC file No. 801-01596.)

          (h)  Information for the Subadviser of the Prestige International Fund

               (1)  Lazard Asset Management

                    Lazard Asset Management ("Lazard") acts as subadviser to the International Fund and as adviser or subadviser to a number of other registered investment companies as well as to separate institutional investors. The list required by this
                    Item 26 of officers and directors of Lazard, together with information as to their other business, profession, vocation or employment of a substantial nature during the past 2 years, is incorporated by reference to Schedules A and D of Form ADV filed by Lazard (SEC File No. 801-6568).

          (i) Information for the Subadviser of the Nationwide Value Opportunities Fund

              (1) Villanova Value Investors, LLC ("VVI") acts as subadviser to the Value Opportunities Fund and separate institutional investors. The list required by this Item 26 of officers and directors of VVI, together with information as to their other business, profession, vocation or employment of a substantial nature during the past 2 years, is incorporated by reference to Schedules A and D of Form ADV filed by VVI (SEC File No. 801-57064).


ITEM 27. PRINCIPAL UNDERWRITERS

         (a)  See Item 26 above.
         (b)  Nationwide Advisory Services, Inc.

                                                                          Position with                       Position with
Name                                  Business Address                    Underwriter                         Registrant
----                                  --------------                      --------------                      -------------
Dimon R. McFerson                     One Nationwide Plaza                Chairman and CEO                    Chairman of Board of
                                      Columbus  OH 43215                                                      Trustees

Joseph J. Gasper                      One Nationwide Plaza                President and Director              Vice Chairman of
                                      Columbus OH 43215                                                       of Trustees

Robert A. Oakley                      One Nationwide Plaza                Exec. VP - Chief Financial          N/A
                                      Columbus  OH 43215                  Officer and Director

Robert J. Woodward, Jr.               One Nationwide Plaza                Exec. VP - Chief Investment         Trustee
                                      Columbus  OH 43215                  Officer and Director

James F. Laird, Jr.                   Three Nationwide Plaza              VP - General Manager                Treasurer
                                      Columbus OH 43215

Edwin P. McCausland                   One Nationwide Plaza                Senior VP - Fixed Income            Assistant Treasurer
                                      Columbus  OH 43215                  Securities

Joseph P. Rath                        One Nationwide Plaza                VP - Compliance                     N/A
                                      Columbus  OH 43215

William G. Goslee                     One Nationwide Plaza                Vice President                      N/A
                                      Columbus  OH 43215


Susan A. Wolken                       Three Nationwide Plaza              Director                            N/A
                                      Columbus OH 43215

Dennis W. Click                       One Nationwide Plaza                Vice President and Secretary        N/A
                                      Columbus  OH 43215

Patricia J. Smith                     Three Nationwide Plaza              Assistant Secretary                 Assistant Secretary
                                      Columbus OH 43215

Elizabeth A. Davin                    One Nationwide Plaza                Assistant Secretary                 Assistant Secretary
                                      Columbus  OH 43215


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          James F. Laird, Jr.
          Nationwide Advisory Services, Inc.
          Three Nationwide Plaza

          Columbus, OH 43215

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 20 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio, on this tenth day of February, 2000.


                             NATIONWIDE MUTUAL FUNDS

                             By: JAMES F. LAIRD, JR.
                                 -------------------
                                 James F. Laird, Jr., Treasurer


PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THE REGISTRATION STATEMENT OF NATIONWIDE MUTUAL FUNDS HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE TENTH DAY OF FEBRUARY, 2000.


Signature & Title
- -----------------

Principal Executive Officer

DIMON R. MCFERSON*
-------------------
Dimon R. McFerson, Trustee and Chairman

Principal Accounting and Financial Officer

JAMES F. LAIRD, JR.
--------------------
James F. Laird, Jr., Treasurer


JOHN C. BRYANT*
----------------
John C. Bryant, Trustee


C. BRENT DEVORE*
----------------
C. Brent Devore, Trustee


SUE A. DOODY*
--------------
Sue A. Doody, Trustee


ROBERT M. DUNCAN*
------------------
Robert M. Duncan, Trustee


THOMAS J. KERR, IV*
--------------------
Thomas J. Kerr, IV, Trustee


DOUGLAS F. KRIDLER*
--------------------
Douglas F. Kridler, Trustee



ARDEN L. SHISLER*
-----------------
Arden L. Shisler, Trustee



DAVID C. WETMORE*
------------------
David C. Wetmore, Trustee


*BY: JAMES F. LAIRD, JR.
     -------------------
     James F. Laird, Jr., Attorney-In Fact